This is filed pursuant to Rule 497(c)
File Nos. 2-79807 and 811-03586

For more information about the Portfolios, the following documents are available upon request:

o Annual/Semi-Annual Reports to Shareholders

The Portfolios' annual and semi-annual reports to shareholders contain additional information on the Portfolios' investments.

o Statement of Additional Information (SAI)

The Portfolios have an SAI, which contains more detailed information about the Portfolios, including their operations and investment policies. The Portfolios' SAI is incorporated by reference into (and is legally part of) this Prospectus.

You may request a free copy of a current annual/semi-annual report or the SAI, or make inquiries concerning the Portfolios, by contacting your broker or other financial intermediary, or by contacting Alliance:

By mail:    c/o Alliance Fund Services, Inc.
            P.O. Box 1520, Secaucus, New Jersey 07096

By phone:   For Information and Literature:
            (800) 824-1916

Or you may view or obtain these documents from the Securities and Exchange
Commission:

o Call the Commission at 1-202-942-8090 for information on the operation of the Public Reference Room.

o Reports and other information about the Fund are available on the EDGAR Database on the Commission's Internet site at http://www.sec.gov

o Copies of the information may be obtained, after paying a duplicating fee, by electronic request at publicinfo@sec.gov, or by writing the Commission's Public Reference Section, Wash. DC 20549-0102

On the Internet: www.sec.gov

You may also find more information about Alliance and the Portfolios on the Internet at: www.Alliancecapital.com

--------------------------------------------------------------------------------
Table of Contents
-----------------

RISK/RETURN SUMMARY..........................................................  2
FEES AND EXPENSES OF THE PORTFOLIOS .........................................  6
OTHER INFORMATION ABOUT THE PORTFOLIOS' OBJECTIVES, STRATEGIES, AND RISKS ...  6
  Investment Objectives and Strategies ......................................  6
  General Portfolio..........................................................  7
  New York Portfolio.........................................................  7
  California Portfolio.......................................................  7
  Connecticut Portfolio......................................................  7
  New Jersey Portfolio.......................................................  7
  Virginia Portfolio.........................................................  7
  Florida Portfolio..........................................................  7
  Massachusetts Portfolio....................................................  7
  Pennsylvania Portfolio.....................................................  7
  Ohio Portfolio.............................................................  7
  Risk Considerations........................................................  8
MANAGEMENT OF THE PORTFOLIOS.................................................  9
PURCHASE AND SALE OF SHARES.................................................. 10
  How The Portfolios Value Their Shares ..................................... 10
  How To Buy Shares.......................................................... 10
  How To Sell Shares......................................................... 10
  Other...................................................................... 11
DIVIDENDS, DISTRIBUTIONS, AND TAXES ......................................... 11
DISTRIBUTION ARRANGEMENTS.................................................... 12
GENERAL INFORMATION.......................................................... 12
FINANCIAL HIGHLIGHTS......................................................... 13

--------------------------------------------------------------------------------
                                                               File No. 811-3586
                                                                      AMTPRO1100





--------------------------------------------------------------------------------

Alliance
Municipal
Trust

--------------------------------------------------------------------------------

o General Portfolio
o New York Portfolio
o California Portfolio
o Connecticut Portfolio
o New Jersey Portfolio
o Virginia Portfolio
o Florida Portfolio
o Massachusetts Portfolio
o Pennsylvania Portfolio
o Ohio Portfolio

Prospectus
November 1, 2000

The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

--------------------------------------------------------------------------------

      This Prospectus describes the ten Portfolios of the Alliance Municipal Trust. The Portfolios' investment adviser is Alliance Capital Management L.P., a global investment manager providing diversified services to institutions and individuals through a broad line of investments including more than 100 mutual funds.

--------------------------------------------------------------------------------
                               RISK/RETURN SUMMARY
--------------------------------------------------------------------------------

      The following is a summary of certain key information about the Portfolios. You will find additional information about the Portfolios, including a detailed description of the risks of an investment in each Portfolio, after this summary.

      Objectives: The investment objectives of each Portfolio are safety of principal, liquidity, and, to the extent consistent with these objectives, maximum current income exempt from income taxation to the extent described in this Prospectus.

      Each state-specific Portfolio of Alliance Municipal Trust pursues its objectives by investing primarily in municipal securities issued by the particular state.

      Principal Investment Strategy: The Portfolios are "money market funds" that seek to maintain a stable net asset value of $1.00 per share. Each Portfolio pursues its objectives by investing in a portfolio of high-quality municipal securities. The General Portfolio is diversified. The remaining Portfolios are non-diversified and only offered to residents of the named states.

      Principal Risks: The principal risks of investing in each Portfolio are:

      o Interest Rate Risk. This is the risk that changes in interest rates will adversely affect the yield or value of a Portfolio's investments in debt securities.

      o Credit Risk. This is the risk that the issuer or guarantor of a debt security will be unable or unwilling to make timely interest or principal payments, or to otherwise honor its obligations. The degree of risk for a particular security may be reflected in its credit rating. Credit risk includes the possibility that any of a Portfolio's investments will have its credit ratings downgraded.

      o Municipal Market Risk. This is the risk that special factors, such as political or legislative changes and local and business developments, may adversely affect the yield or value of a Portfolio's investment. Because the Portfolios, except for the General Portfolio, invest a large portion of their assets in a particular state's municipal securities, they are more vulnerable to events adversely affecting that state, including economic, political or regulatory occurrences.

      o Diversification Risk. The Portfolios that invest in particular states may invest more of their assets in a relatively small number of issuers with greater concentration of risk. Factors affecting these issuers can have a more significant effect on these Portfolios.

      Another important thing for you to note:

      An investment in the Portfolios is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Portfolios seek to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Portfolios.

PERFORMANCE AND BAR CHART INFORMATION

      For each Portfolio, the performance table shows the Portfolio's average annual total returns and the bar chart shows the Portfolio's annual total returns. The table and the bar chart provide an indication of the historical risk of an investment in each Portfolio by showing:

      o the Portfolio's average annual total returns for one, five, and 10 years (or over the life of the Portfolio if less than 10 years old); and

      o changes in the Portfolio's performance from year to year over 10 years (or over the life of the Portfolio if less than 10 years old).

      A Portfolio's past performance does not necessarily indicate how it will perform in the future.

      You may obtain current seven-day yield information for any Portfolio by calling (800) 221-9513 or your financial intermediary.

General Portfolio

                                PERFORMANCE TABLE

                                                1 Year  5 Year 10 Year
--------------------------------------------------------------------------------
                                                 2.44%   2.77%   2.98%
--------------------------------------------------------------------------------

                               [BAR CHART OMITTED]

   [The following table was depicted as a bar chart in the printed material.]

  90      91      92      93      94      95      96      97      98      99
-----   -----   -----   -----   -----   -----   -----   -----   -----   -----
5.32%   4.01%   2.66%   1.83%   2.17%   3.11%   2.76%   2.90%   2.67%   2.44%

      Through 9/30/00, the year to date unannualized return for the Portfolio was 2.41%. During the period shown in the bar chart, the highest return for a quarter was 1.34% (quarter ending March 31, 1990) and the lowest return for a quarter was 0.40% (quarter ending March 31, 1994).

New York Portfolio

                                PERFORMANCE TABLE

                                                1 Year  5 Year 10 Year
--------------------------------------------------------------------------------
                                                 2.27%   2.68%   2.90%
--------------------------------------------------------------------------------

                               [BAR CHART OMITTED]

   [The following table was depicted as a bar chart in the printed material.]

  90      91      92      93      94      95      96      97      98      99
-----   -----   -----   -----   -----   -----   -----   -----   -----   -----
5.32%   3.79%   2.62%   1.74%   2.15%   3.10%   2.70%   2.86%   2.48%   2.27%

      Through 9/30/00, the year to date unannualized return for the Portfolio was 2.25%. During the period shown in the bar chart, the highest return for a quarter was 1.34% (quarter ending March 31, 1990) and the lowest return for a quarter was 0.41% (quarter ending March 31, 1994).

California Portfolio

                                PERFORMANCE TABLE

                                                1 Year  5 Year 10 Year
--------------------------------------------------------------------------------
                                                 2.16%   2.65%   2.85%
--------------------------------------------------------------------------------

                               [BAR CHART OMITTED]

   [The following table was depicted as a bar chart in the printed material.]

  90      91      92      93      94      95      96      97      98      99
-----   -----   -----   -----   -----   -----   -----   -----   -----   -----
4.91%   3.79%   2.54%   1.84%   2.15%   3.06%   2.75%   2.80%   2.48%   2.16%

      Through 9/30/00, the year to date unannualized return for the Portfolio was 1.97%. During the period shown in the bar chart, the highest return for a quarter was 1.22% (quarter ending June 30, 1990) and the lowest return for a quarter was 0.42% (quarter ending March 31, 1994).

Connecticut Portfolio

                                PERFORMANCE TABLE

                                                                   Since
                                                1 Year  5 Year Inception*
--------------------------------------------------------------------------------
                                                 2.28%   2.67%     2.89%
--------------------------------------------------------------------------------

*     Inception date: 1/5/90.

                               [BAR CHART OMITTED]

   [The following table was depicted as a bar chart in the printed material.]

  90      91      92      93      94      95      96      97      98      99
-----   -----   -----   -----   -----   -----   -----   -----   -----   -----
n/a     3.84%   2.55%   1.76%   2.10%   3.05%   2.74%   2.84%   2.48%   2.28%

      Through 9/30/00, the year to date unannualized return for the Portfolio was 2.20%. During the period shown in the bar chart, the highest return for a quarter was 1.00% (quarter ending March 31, 1991) and the lowest return for a quarter was 0.38% (quarter ending March 31, 1994).

New Jersey Portfolio

                                PERFORMANCE TABLE

                                                                   Since
                                                1 Year  5 Year Inception*
--------------------------------------------------------------------------------
                                                 2.22%   2.65%     2.61%
--------------------------------------------------------------------------------

*     Inception date: 2/7/94.

                               [BAR CHART OMITTED]

   [The following table was depicted as a bar chart in the printed material.]

  90      91      92      93      94      95      96      97      98      99
-----   -----   -----   -----   -----   -----   -----   -----   -----   -----
n/a     n/a     n/a     n/a     n/a     3.13%   2.69%   2.78%   2.44%   2.22%

      Through 9/30/00, the year to date unannualized return for the Portfolio was 2.18%. During the period shown in the bar chart, the highest return for a quarter was 0.82% (quarter ending June 30, 1995) and the lowest return for a quarter was 0.47% (quarter ending March 31, 1999).

Virginia Portfolio

                                PERFORMANCE TABLE

                                                                   Since
                                                1 Year  5 Year Inception*
--------------------------------------------------------------------------------
                                                 2.41%   2.82%     2.84%
--------------------------------------------------------------------------------

*     Inception date: 10/25/94.

                               [BAR CHART OMITTED]

   [The following table was depicted as a bar chart in the printed material.]

  90      91      92      93      94      95      96      97      98      99
-----   -----   -----   -----   -----   -----   -----   -----   -----   -----
n/a     n/a     n/a     n/a     n/a     3.35%   2.77%   2.98%   2.60%   2.41%

      Through 9/30/00, the year to date unannualized return for the Portfolio was 2.37%. During the period shown in the bar chart, the highest return for a quarter was 0.92% (quarter ending June 30, 1995) and the lowest return for a quarter was 0.49% (quarter ending March 31, 1999).

Florida Portfolio

                                PERFORMANCE TABLE

                                                                   Since
                                                        1 Year Inception*
--------------------------------------------------------------------------------
                                                         2.23%     2.80%
--------------------------------------------------------------------------------

*     Inception date: 7/28/95.

                               [BAR CHART OMITTED]

   [The following table was depicted as a bar chart in the printed material.]

  90      91      92      93      94      95      96      97      98      99
-----   -----   -----   -----   -----   -----   -----   -----   -----   -----
n/a     n/a     n/a     n/a     n/a     n/a     2.98%   3.05%   2.62%   2.23%

      Through 9/30/00, the year to date unannualized return for the Portfolio was 2.39%. During the period shown in the bar chart, the highest return for a quarter was 0.82% (quarter ending June 30, 1997) and the lowest return for a quarter was 0.52% (quarter ending March 31, 1999).

Massachusetts Portfolio

                                PERFORMANCE TABLE

                                                                   Since
                                                        1 Year Inception*
--------------------------------------------------------------------------------
                                                         2.34%     2.63%
--------------------------------------------------------------------------------

*     Inception date: 4/17/97.

                               [BAR CHART OMITTED]

   [The following table was depicted as a bar chart in the printed material.]

  90      91      92      93      94      95      96      97      98      99
-----   -----   -----   -----   -----   -----   -----   -----   -----   -----
n/a     n/a     n/a     n/a     n/a     n/a     n/a     n/a     2.53%   2.34%

      Through 9/30/00, the year to date unannualized return for the Portfolio was 2.26%. During the period shown in the bar chart, the highest return for a quarter was 0.69% (quarter ending June 30, 1998) and the lowest return for a quarter was 0.50% (quarter ending March 31, 1999).

There is no performance table or bar chart for the Pennsylvania and Ohio Portfolios because they have not completed a full calendar year of operations.

--------------------------------------------------------------------------------
                       FEES AND EXPENSES OF THE PORTFOLIOS
--------------------------------------------------------------------------------

This table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolios.

Shareholder Fees (fees paid directly from your investment)

None

Annual Portfolio Operating Expenses (expenses that are deducted from Portfolio assets)

                       ANNUAL PORTFOLIO OPERATING EXPENSES

                                     GEN       NY       CA       CT       NJ       VA       FL       MA       PA       OH
                                     ----     ----     ----     ----     ----     ----     ----     ----     ----     ----
Management Fees ..................    .50%     .50%     .50%     .50%     .50%     .50%     .50%     .50%     .50%     .50%
Distribution (12b-1) Fees ........    .25%     .25%     .25%     .25%     .25%     .25%     .25%     .25%     .25%     .25%
Other Expenses ...................    .25%     .27%     .22%     .32%     .32%     .32%     .33%     .43%     .52%     .79%
                                     ----     ----     ----     ----     ----     ----     ----     ----     ----     ----
Total Portfolio Operating Expenses   1.00%    1.02%     .97%    1.07%    1.07%    1.07%    1.08%    1.18%    1.27%    1.54%
Expense Reimbursement* ...........  (0.00)%   (.02)%  (0.00)%   (.07)%   (.07)%   (.07)%   (.08)%   (.18)%   (.27)%   (.54)%
                                     ----     ----     ----     ----     ----     ----     ----     ----     ----     ----
Net Expenses .....................   1.00%    1.00%     .97%    1.00%    1.00%    1.00%    1.00%    1.00%    1.00%    1.00%

EXAMPLES*

      The examples are to help you compare the cost of investing in a Portfolio with the cost of investing in other funds. They assume that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. They also assume that your investment has a 5% return each year, the Portfolio's operating expenses stay the same, and all dividends and distributions are reinvested. Your actual costs may be higher or lower.

                          GEN      NY       CA       CT       NJ       VA       FL       MA       PA       OH
                        ------   ------   ------   ------   ------   ------   ------   ------   ------   ------
1 Year ...............  $  102   $  102   $   99   $  102   $  102   $  102   $  102   $  102   $  102   $  102
3 Years ..............  $  318   $  318   $  309   $  318   $  318   $  318   $  318   $  318   $  318   $  433
5 Years ..............  $  552   $  552   $  536   $  552   $  552   $  552   $  552   $  552      ---      ---
10 Years .............  $1,225   $1,225   $1,190   $1,225   $1,225   $1,225   $1,225   $1,225      ---      ---

----------
* Reflects Alliance's contractual waiver (which continues from year to year unless changed by vote of each Portfolio's shareholders) of a portion of its advisory fee and/or reimbursement of a portion of the Portfolio's operating expenses so that the Portfolio's expense ratio does not exceed 1.00%.

--------------------------------------------------------------------------------
    OTHER INFORMATION ABOUT THE PORTFOLIOS' OBJECTIVES, STRATEGIES, AND RISKS
--------------------------------------------------------------------------------

      This section of the Prospectus provides a more complete description of the investment objectives and principal strategies and risks of the Portfolios.

      Please note:

      o Additional descriptions of each Portfolio's strategies and investments, as well as other strategies and investments not described below, may be found in the Portfolios' Statement of Additional Information or SAI.

      o There can be no assurance that any Portfolio will achieve its investment objectives.

Investment Objectives and Strategies

      As money market funds, the Portfolios must meet the requirements of Securities and Exchange Commission Rule 2a-7. The Rule imposes strict requirements on the investment quality, maturity and diversification of each Portfolio's investments. Under that Rule, each Portfolio's investments must each have a remaining maturity of no more than 397 days and the Portfolios must maintain an average weighted maturity that does not exceed 90 days.

      Each Portfolio pursues its objectives by investing in high-quality municipal securities and normally will invest not less than 80% of its total assets in these securities. Although the Portfolios may invest up to 20% of their total assets in taxable money market securities, substan-tially all of each Portfolio's income normally will be tax-exempt. Each Portfolio investing in a particular state may purchase municipal securities issued by other states if Alliance believes that suitable municipal securities of that state are not available for investment. To the extent of its investments in other states' municipal securities, a Portfolio's income will be exempt only from Federal income tax, not state personal income or other state tax.

      Each Portfolio may invest without limitation in tax-exempt municipal securities subject to the alternative minimum tax (the "AMT").

General Portfolio

      The General Portfolio seeks maximum current income exempt from Federal income taxes by investing principally in a diversified portfolio of high-quality municipal securities. The Portfolio's income may be subject to state or local income taxes.

New York Portfolio

      The New York Portfolio seeks maximum current income exempt from Federal, New York state, and New York City personal income taxes by investing not less than 65% of its total assets in a portfolio of high-quality municipal securities issued by the State of New York or its political subdivisions.

California Portfolio

      The California Portfolio seeks maximum current income exempt from Federal and California state personal income taxes by investing not less than 65% of its total assets in a portfolio of high-quality municipal securities issued by the State of California or its political subdivisions.

Connecticut Portfolio

      The Connecticut Portfolio seeks maximum current income exempt from Federal and Connecticut state personal income taxes by investing not less than 65% of its total assets in a portfolio of high-quality municipal securities issued by the State of Connecticut or its political subdivisions.

New Jersey Portfolio

      The New Jersey Portfolio seeks maximum current income exempt from Federal and New Jersey state personal income taxes by investing not less than 65% of its total assets in a portfolio of high-quality municipal securities issued by the State of New Jersey or its political subdivisions. The Portfolio will invest not less than 80% of its net assets in securities the interest on which is exempt from New Jersey personal income tax (which includes New Jersey municipal securities and obligations of the U.S. Government, its agencies and instrumentalities).

Virginia Portfolio

      The Virginia Portfolio seeks maximum current income exempt from Federal and Commonwealth of Virginia personal income taxes by investing not less than 65% of its total assets in a portfolio of high-quality municipal securities issued by the Commonwealth of Virginia or its political subdivisions.

Florida Portfolio

      The Florida Portfolio seeks maximum current income exempt from Federal and State of Florida intangible tax by investing not less than 65% of its total assets in a portfolio of high-quality municipal securities issued by Florida or its political subdivisions.

Massachusetts Portfolio

      The Massachusetts Portfolio seeks maximum current income exempt from Federal and Commonwealth of Massachusetts personal income taxes by investing not less than 65% of its total assets in a portfolio of high-quality municipal securities issued by the Commonwealth of Massachusetts or its political subdivisions. The Portfolio also may invest in restricted securities (i.e., securities subject to legal or contractual restrictions on resale).

Pennsylvania Portfolio

      The Pennsylvania Portfolio seeks maximum current income exempt from Federal and Pennsylvania personal income taxes by investing not less than 65% of its total assets in a portfolio of high-quality municipal securities issued by the Commonwealth of Pennsylvania or its political subdivisions. The Portfolio also may invest in restricted securities (i.e., securities subject to legal or contractual restrictions or resale).

Ohio Portfolio

      The Ohio Portfolio seeks maximum current income exempt from Federal and Ohio personal income taxes by investing not less than 65% of its total assets in a portfolio of high-quality municipal securities issued by the State of Ohio or its political subdivisions. The Portfolio also may invest in restricted securities (i.e., securities subject to legal or contractual restrictions or resale).

      Municipal Securities. The Portfolios' investments in municipal securities may include municipal notes and short-term municipal bonds. Municipal notes are generally used to provide for short-term capital needs and generally have maturities of 397 days or less. Examples include tax anticipation and revenue anticipation notes, which are generally issued in anticipation of various seasonal revenues, bond anticipation notes, and tax-exempt commercial paper. Short-term municipal bonds may include general obligation bonds, which are secured by the issuer's pledge of its faith, credit, and taxing power for payment of principal and interest, and revenue bonds, which are generally paid from the revenues of a particular facility or a specific excise or other source.

      Each Portfolio may invest in adjustable rate obligations whose interest rates are adjusted either at predesignated periodic intervals or whenever there is a change in the market rate to which the security's interest rate is tied. These adjustments tend to minimize changes in the market value of the obligation and, accordingly, enhance the ability of the Portfolio to maintain a stable net asset value. Adjustable rate securities purchased may include participation interests in private activity bonds backed by letters of credit of Federal Deposit Insurance Corporation member banks having total assets of more than $1 billion.

      Each Portfolio also may invest in stand-by commitments, which may involve certain expenses and risks, but each Portfolio does not expect its investment in stand-by commitments to comprise a significant portion of its investments. Each Portfolio may commit up to 15% of its net assets to the purchase of when-issued securities. There is no such limit with respect to the Ohio Portfolio.

      Taxable Money Market Securities. The Portfolios' investments of up to 20% of its total assets in taxable money market securities may include obligations of the U.S. Government and its agencies, high-quality certificates of deposit and bankers' acceptances, prime commercial paper, and repurchase agreements.

      Temporary Defensive Position. For temporary defensive purposes when financial, economic, or market conditions warrant, each Portfolio may invest any amount of its assets in taxable money market securities. When the Portfolios are investing for temporary defensive purposes, they may not achieve their investment objectives.

Risk Considerations

      The Portfolios' principal risks are interest rate risk, credit risk and municipal market risk. Because the Portfolios invest in short-term securities, a decline in interest rates will affect the Portfolios' yields as these securities mature or are sold and the Portfolios purchase new short-term securities with lower yields. Generally, an increase in interest rates causes the value of a debt instrument to decrease. The change in value for shorter-term securities is usually smaller than for securities with longer maturities. Because the Portfolios invest in securities with short maturities and seek to maintain a stable net asset value of $1.00 per share, it is possible, though unlikely, that an increase in interest rates would change the value of your investment.

      Credit risk is the possibility that a security's credit rating will be downgraded or that the issuer of the security will default (fail to make scheduled interest and principal payments). The Portfolios invest in highly-rated securities to minimize credit risk.

      The quality and liquidity of certain of the Portfolios' investments in municipal securities are supported by credit and liquidity enhancements, such as letters of credit, from third-party financial institutions. Alliance continuously monitors the credit quality of third parties; however, changes in the credit quality of one of these financial institutions could cause a Portfolio's investments backed by that institution to lose value and affect the Portfolio's share price.

      Municipal market risk is the risk that special factors may adversely affect the value of municipal securities and have a significant effect on the yield or value of a Portfolio's investments. These factors include political or legislative changes, uncertainties related to the tax status of municipal securities, or the rights of investors in these securities. Because the Portfolios, except for the General Portfolio, may invest a large portion of their assets in a particular state's municipal securities, they are more vulnerable to events adversely affecting that state, including economic, political or regulatory occurrences. A Portfolio's investments in certain municipal securities with principal and interest payments that are made from the revenues of a specific project or facility, and not general tax revenues, may have increased risks. Factors affecting the project or facility, such as local business or economic conditions, could have a significant effect on the project's ability to make payments of principal and interest on these securities.

      The Portfolios may invest up to 10% of their net assets in illiquid securities, including for the Massachusetts, Pennsylvania and Ohio Portfolios, illiquid restricted securities. Investments in illiquid securities may be subject to liquidity risk, which is the risk that, under certain circumstances, particular investments may be difficult to sell at an advantageous price. Illiquid restricted securities also are subject to the risk that the Portfolio may be unable to sell the security due to legal or contractual restrictions on resale.

      The Portfolios also are subject to management risk because they are actively managed portfolios. Alliance will apply its investment techniques and risk analyses in making investment decisions for the Portfolios, but there is no guarantee that its techniques will produce the intended result.

--------------------------------------------------------------------------------
                          MANAGEMENT OF THE PORTFOLIOS
--------------------------------------------------------------------------------

      The Portfolios' investment adviser is Alliance Capital Management L.P., 1345 Avenue of the Americas, New York, New York 10105. Alliance is a leading international investment adviser managing client accounts with assets as of June 30, 2000 totaling more than $388 billion (of which more than $185 billion represented assets of investment companies). As of June 30, 2000, Alliance managed retirement assets for many of the largest public and private employee benefit plans (including 29 of the nation's FORTUNE 100 companies), for public employee retirement funds in 33 states, for investment companies, and for foundations, endowments, banks and insurance companies worldwide. The 52 registered investment companies managed by Alliance, comprising 122 separate investment portfolios, currently have more than 6.1 million shareholder accounts.

      Under its Advisory Agreement with the Portfolios, Alliance provides investment advisory services and order placement facilities for the Portfolios. For these advisory services, each Portfolio paid Alliance, for the fiscal year ended June 30, 2000, as a percentage of average daily net assets:

                                                        Fee as a percentage of
Portfolio                                              average daily net assets*
--------------------------------------------------------------------------------
General Portfolio                                                .50%
New York Portfolio                                               .48%
California Portfolio                                             .50%
Connecticut Portfolio                                            .43%
New Jersey Portfolio                                             .43%
Virginia Portfolio                                               .43%
Florida Portfolio                                                .42%
Massachusetts Portfolio                                          .32%

----------

* Fees are stated net of waivers and/or reimbursements for each Portfolio except the General and California Portfolios. See the "Annual Fund Operating Expenses" table at the beginning of the Prospectus for more information about fee waivers.

      Each Portfolio, including the Pennsylvania and Ohio Portfolios (which were not yet in existence during the fiscal year ended June 30, 2000) pay Alliance a fee at an annualized rate of .50 of 1% of the first $1.25 billion of the average daily net value of its net assets, .49 of 1% of the next $.25 billion of such assets, .48 of 1% of the next $.25 billion of such assets, .47 of 1% of the next $.25 billion of such assets, .46 of 1% of the next $1 billion of such assets and
 .45 of 1% of the average daily value of its net assets in excess of $3 billion.

      Pursuant to the Advisory Agreement, unless changed by a vote of the Fund's shareholders, the Advisor will reimburse each Portfolio to the extent that the Portfolio's aggregate operating expenses exceed 1% of its average daily net assets for any fiscal year.

      Alliance makes significant payments from its own resources, which may include the management fees paid by the Portfolios, to compensate your broker-dealer, depository institutions, or other persons for providing distribution assistance and administrative services and to otherwise promote the sale of the Portfolios' shares, including paying for the preparation, printing, and distribution of prospectuses and sales literature or other promotional activities.

--------------------------------------------------------------------------------
                           PURCHASE AND SALE OF SHARES
--------------------------------------------------------------------------------

How The Portfolios Value Their Shares

      Each of the Portfolio's net asset value, or NAV, which is the price at which shares of the Portfolio are sold and redeemed, is expected to be constant at $1.00 per share, although this price is not guaranteed. The NAV is calculated at 12:00 Noon and 4:00 p.m., Eastern time, on each Fund business day (i.e., each weekday exclusive of days the New York Stock Exchange or the banks in Massachusetts are closed).

      To calculate NAV, a Portfolio's assets are valued and totaled, liabilities subtracted, and the balance, called net assets, is divided by the number of shares outstanding. Each Portfolio values its securities at their amortized cost. This method involves valuing an instrument at its cost and thereafter applying a constant amortization to maturity of any discount or premium, regardless of the impact of fluctuating interest rates on the market value of the investment.

How To Buy Shares

      o Initial Investment

      You may purchase the Portfolios' shares by instructing your Account Executive to use one or more Portfolios in connection with your brokerage account.

      You also may purchase the Portfolios' shares directly from Alliance Fund Services, Inc., or AFS. To obtain an Application Form, please telephone AFS toll-free at (800) 237-5822. In addition, you may obtain information about the Application Form, purchasing shares, or other Fund procedures by calling this number.

      Minimum Investment Amounts
      o Initial                           $1,000
      o Subsequent                          $100
      o Minimum Maintenance Amount          $500

      These minimums do not apply to shareholder accounts maintained through financial intermediaries, which may maintain their own minimums.

      o Subsequent Investments

      By Check:

      Mail or deliver your check or negotiable draft payable to your brokerage firm to your Account Executive, who will deposit it into the Portfolio(s). Please indicate your brokerage account number.

      By Sweep:

      Your brokerage firm may offer an automatic "sweep" for a Portfolio in the operation of brokerage cash accounts for its customers. Contact your Account Executive to determine if a sweep is available and what the sweep requirements are.

How To Sell Shares

      You may "redeem" your shares (i.e., sell your shares) on any Portfolio business day by contacting your financial intermediary. If you do not maintain your shares through a financial intermediary and recently purchased shares by check or electronic funds transfer, you cannot redeem your investment until the Portfolio is reasonably satisfied the check or electric funds transfer has cleared (which may take up to 15 days).

      You also may redeem your shares:

      o By Sweep:

      If your brokerage firm offers an automatic sweep arrangement, the sweep will automatically transfer from your Portfolio account sufficient amounts to cover a debit balance that occurs in your brokerage account for any reason.

      o By Checkwriting:

      With this service, you may write checks made payable to any payee. First, you must fill out a signature card, which you may obtain from your Account Executive. There is a charge for check reorders. The checkwriting service enables you to receive the daily dividends declared on the shares to be redeemed until the day that your check is presented for payment. You cannot write checks formore than the principal balance (not including any accrued dividends) in your account.

Other

      Each Portfolio has two transaction times each Portfolio business day, 12:00 Noon and 4:00 p.m., Eastern time. Investments receive the full dividend for a day if Federal funds or bank wire monies are received by State Street Bank before 4:00 p.m., Eastern time, on that day.

      Redemption proceeds are normally wired the same business day if a redemption request is received prior to 12:00 p.m., Eastern time. Redemption proceeds are wired or mailed the same day or the next business day, but in no event later than seven days, unless redemptions have been suspended or postponed due to the determination of an "emergency" by the Securities and Exchange Commission or to certain other unusual conditions. Shares do not earn dividends on the day a redemption is effected.

      The Portfolios offer a variety of shareholder services. For more information about these services, telephone AFS at (800) 221-5672.

      A transaction, service, administrative or other similar fee may be charged by your financial broker-dealer, agent, financial representative or other financial intermediary with respect to the purchase, sale or exchange of shares made through these financial intermediaries. These financial intermediaries may also impose requirements with respect to the purchase, sale or exchange of shares that are different from, or in addition to, those imposed by the Portfolios.

--------------------------------------------------------------------------------
                       DIVIDENDS, DISTRIBUTIONS, AND TAXES
--------------------------------------------------------------------------------

      Each Portfolio's net income is calculated at 4:00 p.m., Eastern time, each business day and paid as dividends to shareholders. The dividends are automatically invested in additional shares in your account. These additional shares are entitled to dividends on following days resulting in compounding growth of income. Each Portfolio expects that its distributions will primarily consist of net income, or, if any, short-term capital gains as opposed to long-term capital gains. A Portfolio's dividend distributions of net income (or short-term capital gains) that are not tax-exempt will be taxable to you as ordinary income.

      Distributions to you out of tax-exempt interest income earned by each Portfolio are not subject to Federal income tax (other than the AMT), but, in the case of the General Portfolio, may be subject to state or local income taxes. Any exempt-interest dividends derived from interest on municipal securities subject to the AMT will be a specific preference item for purposes of the Federal individual and corporate AMT.

      Each investor should consult his or her own tax advisor to determine the tax status, with regard to his or her tax situation, of distributions from the Portfolios.

      For each Portfolio, except the New York and Connecticut Portfolios, distributions out of income earned from U.S. Government securities will be exempt from state personal income or other state tax as described below.

      New York Portfolio. Distributions to residents of New York out of income earned by the New York Portfolio from New York municipal securities are exempt from New York state and New York City personal income taxes.

      California Portfolio. Distributions to residents of California out of income earned by the California Portfolio from California municipal securities are exempt from California personal income taxes.

      Connecticut Portfolio. Distributions to individuals who are residents of Connecticut out of income earned by the Connecticut Portfolio from Connecticut municipal securities are exempt from Connecticut personal income taxes.

      New Jersey Portfolio. Distributions to residents of New Jersey out of income earned by the New Jersey Portfolio from New Jersey municipal securities are exempt from New Jersey state personal income taxes. Distributions from the New Jersey Portfolio are, however, subject to the New Jersey Corporation Business (Franchise) Tax and the New Jersey Corporation Income Tax payable by corporate shareholders.

      Virginia Portfolio. Distributions to residents of Virginia out of income earned by the Virginia Portfolio from Virginia municipal securities are exempt from Virginia individual, estate, trust, or corporate income tax.

      Florida Portfolio. Dividends paid by the Florida Portfolio to individual Florida shareholders will not be subject to Florida income tax, which is imposed only on corporations. However, Florida currently imposes an "intangible tax" at the rate of $2.00 per $1,000 taxable value of certain securities, such as shares of the Portfolio, and other intangible assets owned by Florida residents. U.S. Government securities and Florida municipal securities are exempt from this intangible tax. It is anticipated that the Florida Portfolio shares will qualify for exemption from the Florida intangible tax. In order to so qualify, the Florida Portfolio must, among other things, have its entire portfolio invested in U.S. Government securities and Florida municipal securities on December 31 of any year. Exempt-interest dividends paid by the Florida Portfolio to corporate shareholders will be subject to Florida corporate income tax.

      Massachusetts Portfolio. Distributions to residents of Massachusetts out of interest earned by the Massachusetts Portfolio from Massachusetts municipal securities are exempt from Massachusetts state personal income taxes.

      Pennsylvania Portfolio. Distributions to residents of Pennsylvania out of income earned by the Pennsylvania Portfolio will be exempt from Pennsylvania personal and fiduciary income taxes, the Philadelphia School District investment net income tax and the Pennsylvania corporate net income tax. Distributions of capital gains will be subject to Pennsylvania individual, fiduciary and corporate income taxes, but will not be taxable for purposes of the Philadelphia School District investment net income tax. Portfolio shares are included for purposes of determining a corporation's capital stock value subject to the Pennsylvania capital stock/franchise tax.

      Ohio Portfolio. Distributions to residents of Ohio out of income earned by the Ohio Portfolio from income and capital gains will be exempt from the Ohio personal income tax, Ohio school district income taxes and Ohio municipal income taxes, and will not be includable in the net income tax base of the Ohio franchise tax. Portfolio shares will be included in a corporation's tax base for purposes of computing the Ohio corporate franchise tax on a net worth basis.

      Each year shortly after December 31, the Portfolios will send you tax information stating the amount and type of all of their distributions for the year.

--------------------------------------------------------------------------------
                            DISTRIBUTION ARRANGEMENTS
--------------------------------------------------------------------------------

      The Fund has adopted a plan under Securities and Exchange Commission Rule 12b-1 that allows the Portfolios to pay asset-based sales charges or distribution and service fees in connection with the distribution of their shares. The Portfolios pay these fees in the amount of 0.25% as a percent of aggregate average daily net assets. Because these fees are paid out of a Portfolio's assets on an on-going basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales fees.

--------------------------------------------------------------------------------
                               GENERAL INFORMATION
--------------------------------------------------------------------------------

      During drastic economic or market developments, you might have difficulty in reaching AFS by telephone, in which event you should issue written instructions to AFS. AFS is not responsible for the authenticity of telephone requests to purchase or sell shares. AFS will employ reasonable procedures to verify that telephone requests are genuine and could be liable for losses resulting from unauthorized transactions if it failed to do so. Dealers and agents may charge a commission for handling telephone requests. The telephone service may be suspended or terminated at any time without notice.

--------------------------------------------------------------------------------
                              FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

      The financial highlights table is intended to help you understand a Portfolio's financial performance for the past five years (or, if shorter, for the period of the Portfolio's operations). No information is provided for the Pennsylvania and Ohio Portfolios because they were not established until after June 30, 2000. Certain information reflects financial information for a single Portfolio share. The total return in the table represents the rate that an investor would have earned (or lost) on an investment in the Portfolio (assuming investment of all dividends and distributions). The information has been audited by PricewaterhouseCoopers LLP, the Portfolios' independent accountants, for the fiscal year ended June 30, 2000 and by other independent accountants for years prior to June 30, 2000. The report of PricewaterhouseCoopers LLP, along with the Portfolios' financial statements, appears in the Portfolios' Annual Reports, which are available upon request.

                                                                       GENERAL PORTFOLIO
                                                       --------------------------------------------------
                                                                       Year Ended June 30
                                                       --------------------------------------------------
                                                        2000       1999       1998       1997       1996
                                                       ------     ------     ------     ------     ------
Net asset value, beginning of period ...............   $ 1.00     $ 1.00     $ 1.00     $ 1.00     $ 1.00
                                                       ------     ------     ------     ------     ------

Income from Investment Operations
Net investment income ..............................     .029       .024       .028       .028       .029
                                                       ------     ------     ------     ------     ------

Less: Dividends
Dividends from net investment income ...............    (.029)     (.024)     (.028)     (.028)     (.029)
                                                       ------     ------     ------     ------     ------
Net asset value, end of period .....................   $ 1.00     $ 1.00     $ 1.00     $ 1.00     $ 1.00
                                                       ======     ======     ======     ======     ======

Total Return
Total investment return based on net asset value (a)     2.89%      2.42%      2.85%      2.81%      2.93%

Ratios/Supplemental Data
Net assets, end of period (in millions) ............   $1,209     $1,168     $1,196     $  980     $1,148
Ratios to average net assets of:
  Expenses, net of waivers and reimbursements ......     1.00%      1.00%       .98%       .94%       .95%
  Expenses, before waivers and reimbursements ......     1.00%      1.00%       .98%       .94%       .95%
  Net investment income ............................     2.87%      2.38%      2.81%      2.76%      2.90%

                                                                            NEW YORK PORTFOLIO
                                                       ------------------------------------------------------------
                                                                            Year Ended June 30
                                                       ------------------------------------------------------------
                                                         2000         1999         1998         1997         1996
                                                       --------     --------     --------     --------     --------
Net asset value, beginning of period ...............   $   1.00     $   1.00     $   1.00     $   1.00     $   1.00
                                                       --------     --------     --------     --------     --------

Income from Investment Operations
Net investment income (b) ..........................       .027         .022         .027         .027         .028
                                                       --------     --------     --------     --------     --------

Less: Dividends
Dividends from net investment income ...............      (.027)       (.022)       (.027)       (.027)       (.028)
                                                       --------     --------     --------     --------     --------
Net asset value, end of period .....................   $   1.00     $   1.00     $   1.00     $   1.00     $   1.00
                                                       ========     ========     ========     ========     ========

Total Return
Total investment return based on net asset value (a)       2.69%        2.24%        2.74%        2.77%        2.87%

Ratios/Supplemental Data
Net assets, end of period (000's omitted) ..........   $730,769     $584,231     $520,562     $355,461     $330,984
Ratios to average net assets of:
  Expenses, net of waivers and reimbursements ......       1.00%        1.00%         .93%         .85%         .85%
  Expenses, before waivers and reimbursements ......       1.02%        1.04%        1.01%        1.04%        1.03%
  Net investment income (b) ........................       2.67%        2.21%        2.69%        2.73%        2.82%

----------

(a) Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Total investment return calculated for a period of less than one year is not annualized.

(b)   Net of expenses reimbursed or waived by Alliance.

                                                                              CALIFORNIA PORTFOLIO
                                                       ------------------------------------------------------------------
                                                                              Year Ended June 30
                                                       ------------------------------------------------------------------
                                                         2000         1999         1998            1997            1996
                                                       --------     --------     --------        --------        --------
Net asset value, beginning of period ...............   $   1.00     $   1.00     $   1.00        $   1.00        $   1.00
                                                       --------     --------     --------        --------        --------

Income from Investment Operations
Net investment income ..............................       .024         .022         .027(a)         .027(a)         .029(a)
                                                       --------     --------     --------        --------        --------

Less: Dividends
Dividends from net investment income ...............      (.024)       (.022)       (.027)          (.027)          (.029)
                                                       --------     --------     --------        --------        --------
Net asset value, end of period .....................   $   1.00     $   1.00     $   1.00        $   1.00        $   1.00
                                                       ========     ========     ========        ========        ========

Total Return
Total investment return based on net asset value (a)       2.39%        2.20%        2.74%           2.76%           2.91%

Ratios/Supplemental Data
Net assets, end of period (000's omitted) ..........   $931,993     $655,644     $422,464        $357,148        $297,862
Ratios to average net assets of:
  Expenses, net of waivers and reimbursements ......        .97%         .98%         .96%            .93%            .93%
  Expenses, before waivers and reimbursements ......        .97%         .98%         .97%            .96%            .94%
  Net investment income ............................       2.38%        2.18%        2.71%(a)        2.73%(a)        2.86%(a)

                                                                           CONNECTICUT PORTFOLIO
                                                       -----------------------------------------------------------
                                                                            Year Ended June 30
                                                       -----------------------------------------------------------
                                                         2000         1999         1998         1997         1996
                                                       --------     --------     --------     --------     -------
Net asset value, beginning of period ...............   $   1.00     $   1.00     $   1.00     $   1.00     $  1.00
                                                       --------     --------     --------     --------     -------

Income from Investment Operations
Net investment income (b) ..........................       .026         .022         .027         .027        .028
                                                       --------     --------     --------     --------     -------

Less: Dividends
Dividends from net investment income ...............      (.026)       (.022)       (.027)       (.027)      (.028)
                                                       --------     --------     --------     --------     -------
Net asset value, end of period .....................   $   1.00     $   1.00     $   1.00     $   1.00     $  1.00
                                                       ========     ========     ========     ========     =======

Total Return
Total investment return based on net asset value (a)       2.66%        2.25%        2.75%        2.76%       2.88%

Ratios/Supplemental Data
Net assets, end of period (000's omitted) ..........   $161,000     $143,401     $124,107     $102,612     $95,812
Ratios to average net assets of:
  Expenses, net of waivers and reimbursements ......       1.00%        1.00%         .93%         .80%        .80%
  Expenses, before waivers and reimbursements ......       1.07%        1.07%        1.06%        1.10%       1.15%
  Net investment income (b) ........................       2.63%        2.22%        2.69%        2.72%       2.84%

----------

(a) Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Total investment return calculated for a period of less than one year is not annualized.

(b)   Net of expenses reimbursed or waived by Alliance.

                                                                           NEW JERSEY PORTFOLIO
                                                       -----------------------------------------------------------
                                                                            Year Ended June 30
                                                       -----------------------------------------------------------
                                                         2000          1999        1998         1997         1996
                                                       --------     --------     --------     --------     -------
Net asset value, beginning of period ...............   $   1.00     $   1.00     $   1.00     $   1.00     $  1.00
                                                       --------     --------     --------     --------     -------

Income from Investment Operations
Net investment income (a) ..........................       .026         .022         .026         .027        .028
                                                       --------     --------     --------     --------     -------

Less: Distributions
Dividends from net investment income ...............      (.026)       (.022)       (.026)       (.027)      (.028)
                                                       --------     --------     --------     --------     -------
Net asset value, end of period .....................   $   1.00     $   1.00     $   1.00     $   1.00     $  1.00
                                                       ========     ========     ========     ========     =======

Total Return
Total investment return based on net asset value (b)       2.63%        2.21%        2.67%        2.72%       2.89%

Ratios/Supplemental Data
Net assets, end of period (000's omitted) ..........   $281,578     $220,865     $151,617     $123,579     $98,098
Ratios to average net assets of:
  Expenses, net of waivers and reimbursements ......       1.00%        1.00%         .94%         .85%        .82%
  Expenses, before waivers and reimbursements ......       1.07%        1.09%        1.07%        1.12%       1.19%
  Net investment income (a) ........................       2.61%        2.16%        2.63%        2.68%       2.84%

                                                                            VIRGINIA PORTFOLIO
                                                       ----------------------------------------------------------
                                                                            Year Ended June 30
                                                       ----------------------------------------------------------
                                                         2000         1999         1998         1997        1996
                                                       --------     --------     --------     -------     -------
Net asset value, beginning of period ...............   $   1.00     $   1.00     $   1.00     $  1.00     $  1.00
                                                       --------     --------     --------     -------     -------

Income from Investment Operations
Net investment income (a) ..........................       .028         .023         .029        .028        .029
                                                       --------     --------     --------     -------     -------

Less: Distributions
Dividends from net investment income ...............      (.028)       (.023)       (.029)      (.028)      (.029)
                                                       --------     --------     --------     -------     -------
Net asset value, end of period .....................   $   1.00     $   1.00     $   1.00     $  1.00     $  1.00
                                                       ========     ========     ========     =======     =======

Total Return
Total investment return based on net asset value (b)       2.84%        2.34%        2.90%       2.83%       2.97%

Ratios/Supplemental Data
Net assets, end of period (000's omitted) ..........   $131,928     $113,932     $123,822     $78,775     $89,557
Ratios to average net assets of:
  Expenses, net of waivers and reimbursements ......       1.00%        1.00%         .93%        .80%        .78%
  Expenses, before waivers and reimbursements ......       1.07%        1.07%        1.03%       1.15%       1.15%
  Net investment income (a) ........................       2.81%        2.34%        2.86%       2.78%        2.9%

----------

(a)   Net of expenses reimbursed or waived by Alliance.

(b) Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Total investment return calculated for a period of less than one year is not annualized.

                                                                           FLORIDA PORTFOLIO
                                                       -------------------------------------------------------------
                                                                                                          July 28,
                                                                     Year Ended June 30                   1995 (a)
                                                       ---------------------------------------------      through
                                                         2000         1999         1998         1997   June 30, 1996
                                                       --------     --------     --------     -------  -------------
Net asset value, beginning of period ...............   $   1.00     $   1.00     $   1.00     $  1.00     $  1.00
                                                       --------     --------     --------     -------     -------

Income from Investment Operations
Net investment income (b) ..........................       .028         .024         .028        .030        .030
                                                       --------     --------     --------     -------     -------

Less: Dividends
Dividends from net investment income ...............      (.028)       (.024)       (.028)      (.030)      (.030)
                                                       --------     --------     --------     -------     -------
Net asset value, end of period .....................   $   1.00     $   1.00     $   1.00     $  1.00     $  1.00
                                                       ========     ========     ========     =======     =======

Total Return
Total investment return based on net asset value (c)       2.82%        2.41%        2.87%       3.03%       3.07%

Ratios/Supplemental Data
Net assets, end of period (000's omitted) ..........   $203,730     $136,916     $113,095     $89,149     $91,179
Ratios to average net assets of:
  Expenses, net of waivers and reimbursements ......       1.00%        1.00%         .93%        .65%        .58%(d)
  Expenses, before waivers and reimbursements ......       1.08%        1.08%        1.06%       1.10%       1.24%(d)
  Net investment income (b) ........................       2.79%        2.36%        2.82%       2.97%       3.12%(d)

                                                                   MASSACHUSETTS PORTFOLIO
                                                       ----------------------------------------------
                                                                                          April 17,
                                                               Year Ended June 30         1997 (a)
                                                       -------------------------------     through
                                                         2000        1999        1998   June 30, 1997
                                                       -------     -------     -------  -------------
Net asset value, beginning of period ...............   $  1.00     $  1.00     $  1.00     $  1.00
                                                       -------     -------     -------     -------

Income from Investment Operations
Net investment income (b) ..........................      .027        .023        .028        .007
                                                       -------     -------     -------     -------

Less: Distributions
Dividends from net investment income ...............     (.027)      (.023)      (.028)      (.007)
                                                       -------     -------     -------     -------
Net asset value, end of period .....................   $  1.00     $  1.00     $  1.00     $  1.00
                                                       =======     =======     =======     =======

Total Return
Total investment return based on net asset value (c)      2.73%       2.31%       2.83%       0.72%

Ratios/Supplemental Data
Net assets, end of period (000's omitted) ..........   $82,813     $50,480     $27,832     $15,046
Ratios to average net assets of:
  Expenses, net of waivers and reimbursements ......      1.00%       1.00%        .85%        .50%(d)
  Expenses, before waivers and reimbursements ......      1.18%       1.47%       1.37%       2.99%(d)
  Net investment income (b) ........................      2.75%       2.26%       2.80%       3.47%(d)

----------

(a)   Commencement of operations.

(b)   Net of expenses reimbursed or waived by Alliance.

(c) Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Total investment return calculated for a period less than one year is not annualized.

(d)   Annualized.

This is filed pursuant to Rule 497(c)
File Nos. 2-79807 and 811-03586

(LOGO)                                 ALLIANCE MUNICIPAL TRUST
____________________________________________________________

P.O. Box 1520, Secaucus, New Jersey  07096-1520
Toll Free (800) 221-5672
____________________________________________________________

               STATEMENT OF ADDITIONAL INFORMATION
                        November 1, 2000
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                        TABLE OF CONTENTS
                                                             Page

Investment Objectives and Policies.........................

Investment Restrictions....................................

Management.................................................

Purchases and Redemption of Shares.........................

Additional Information.....................................

Daily Dividends-Determination of Net Asset Value...........

Taxes......................................................

General Information........................................

Financial Statements and Reports of Independent Accountants.

Appendix A-Description of Municipal Securities.............   A-1

Appendix B-Description of Securities Ratings...............   B-1

This Statement of Additional Information is not a prospectus but supplements and should be read in conjunction with the Fund's current Prospectus dated November 1, 2000. A copy of the Prospectus may be obtained by contacting the Fund at the address or telephone number shown above.
__________________________
(R) This registered service mark used under license from the owner, Alliance Capital Management L.P.



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               INVESTMENT OBJECTIVES AND POLICIES
___________________________________________________________

         Alliance Municipal Trust (the "Fund") is an open-end management investment company. The Fund was reorganized as a Massachusetts business trust in April 1985, having previously been a Maryland corporation since formation in January 1983. The Fund consists of ten distinct Portfolios, the General Portfolio, the New York Portfolio, the California Portfolio, the Connecticut Portfolio, the New Jersey Portfolio, the Virginia Portfolio, the Florida Portfolio, the Massachusetts Portfolio, the Pennsylvania Portfolio and the Ohio Portfolio (each a "Portfolio"), each of which is, in effect, a separate fund issuing a separate class of shares. The investment objectives of each Portfolio are safety of principal, liquidity and, to the extent consistent with these objectives, maximum current income that is exempt from income taxation to the extent described below. As a matter of fundamental policy, each Portfolio, except the Florida, Massachusetts, Pennsylvania and Ohio Portfolios, pursues its objectives by investing in high-quality municipal securities having remaining maturities of one year (397 days with respect to the New Jersey and Virginia Portfolios), or less, which maturities may extend to 397 days and, except when a Portfolio assumes a temporary defensive position, at least 80% of each such Portfolio's total assets will be so invested. The Florida, Massachusetts, Pennsylvania and Ohio Portfolios pursue their objectives by investing in high quality municipal securities having remaining maturities of 397 days or less (which maturities may extend to such greater length of time as may be permitted from time to time pursuant to Rule 2a-7 under the Investment Company Act of 1940, as amended (the "Act"), and, except when such a Portfolio assumes a temporary defensive position, as a matter of fundamental policy, at least 80% of each Portfolio's total assets will be invested in municipal securities. While no Portfolio may change any "fundamental" policy without shareholder approval, the other investment policies set forth in this Statement of Additional Information may be changed by a Portfolio upon notice but without such approval. The Fund may in the future establish additional portfolios which may have different investment objectives. There can be no assurance, as is true with all investment companies, that any Portfolio will achieve its investment objectives.

         Although the Portfolios may invest up to 20% of their total assets in taxable money market securities, substantially all of each Portfolio's income normally will be tax-exempt. Each Portfolio investing in a particular state may purchase municipal securities issued by other states if Alliance Capital Management L.P. (the "Adviser" or "Alliance") believes that suitable


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municipal securities of that state are not available for
investment. To the extent of its investments in other states' municipal securities, a Portfolio's income will be exempt only from Federal income tax, not state personal income tax or other state tax.

         General Portfolio. To the extent consistent with its other investment objectives, the General Portfolio seeks maximum current income that is exempt from Federal income taxes by investing principally in a diversified portfolio of high-quality municipal securities. Such income may be subject to state or local income taxes.

         New York Portfolio. To the extent consistent with its other investment objectives, the New York Portfolio seeks maximum current income that is exempt from Federal, New York State and New York City personal income taxes by investing principally in a non-diversified portfolio of high-quality municipal securities issued by New York State or its political subdivisions. Except when the New York Portfolio assumes a temporary defensive position, at least 65% of its total assets will, as a matter of fundamental policy, be so invested. Shares of the New York Portfolio are offered only to New York State residents.

         California Portfolio. To the extent consistent with its other investment objectives, the California Portfolio seeks maximum current income that is exempt from both Federal income taxes and California personal income tax by investing principally in a non-diversified portfolio of high-quality municipal securities issued by the State of California or its political subdivisions. Except when the California Portfolio assumes a temporary defensive position, at least 65% of its total assets will, as a matter of fundamental policy, be so invested. Shares of the California Portfolio are available only to California residents.

         Connecticut Portfolio. To the extent consistent with its other investment objectives, the Connecticut Portfolio seeks maximum current income that is exempt from Federal and Connecticut personal income taxes by investing principally in a non-diversified portfolio of high-quality municipal securities issued by Connecticut or its political subdivisions. Except when the Portfolio assumes a temporary defensive position, at least 65% of its total assets will, as a matter of fundamental policy, be so invested. Shares of the Connecticut Portfolio are offered only to Connecticut residents.

         New Jersey Portfolio. To the extent consistent with its other investment objectives, the Portfolio seeks maximum current income that is exempt from Federal and New Jersey State personal income taxes by investing principally in a non-diversified


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portfolio of high-quality municipal securities issued by the
State of New Jersey or its political subdivisions. Except when the Portfolio assumes a temporary defensive position, at least 65% of its total assets will, as a matter of fundamental policy, be so invested. The Portfolio will invest not less than 80% of its net assets in securities the interest on which is exempt from New Jersey personal income taxes i.e. New Jersey municipal securities and obligations of the U.S. Government, its agencies and instrumentalities ("U.S. Government Securities"). Shares of the New Jersey Portfolio are offered only to New Jersey residents.

         Virginia Portfolio. To the extent consistent with its other investment objectives, the Virginia Portfolio seeks maximum current income that is exempt from both Federal income taxes and Virginia personal income tax by investing principally in a non-diversified portfolio of high-quality municipal securities issued by the State of Virginia or its political subdivisions. Except when the Virginia Portfolio assumes a temporary defensive position, at least 65% of its total assets will, as a matter of fundamental policy, be so invested. Shares of the Virginia Portfolio are available only to Virginia residents.

         Florida Portfolio. To the extent consistent with its other investment objectives, the Florida Portfolio seeks maximum current income that is exempt from both Federal income taxes and State of Florida intangible tax by investing principally in a non-diversified portfolio of high-quality municipal securities issued by the State of Florida or its political subdivisions. Except when the Portfolio assumes a temporary defensive position, at least 65% of its total assets will be so invested. Shares of the Florida Portfolio are available only to Florida residents.

         Massachusetts Portfolio. To the extent consistent with its other investment objectives, the Massachusetts Portfolio seeks maximum current income that is exempt from both Federal income taxes and Commonwealth of Massachusetts tax by investing principally in a non-diversified portfolio of high quality municipal securities issued by the Commonwealth of Massachusetts or its political subdivisions. The Massachusetts Portfolio may invest in restricted securities that are determined by the Adviser to be liquid in accordance with procedures adopted by the Trustees, including securities eligible for resale under Rule 144A under the Securities Act of 1933 (the "Securities Act"). Restricted securities are securities subject to contractual or legal restrictions on resale, such as those arising from an issuer's reliance upon certain exemptions from registration under the Securities Act. Shares of the Massachusetts Portfolio are offered only to Massachusetts residents.




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         Pennsylvania Portfolio.  To the extent consistent with
its other investment objectives, the Pennsylvania Portfolio seeks maximum current income that is exempt from both Federal income taxes and Commonwealth of Pennsylvania tax by investing principally in a non-diversified portfolio of high quality municipal securities issued by the Commonwealth of Pennsylvania or its political subdivisions. The Pennsylvania Portfolio may invest in restricted securities. Those restricted securities that are determined by the Adviser to be liquid in accordance with procedures adopted by the Trustees, including securities eligible for resale under Rule 144A under the Securities Act, will not be treated as illiquid securities. Restricted securities are securities subject to contractual or legal restrictions on resale, such as those arising from an issuer's reliance upon certain exemptions from registration under the Securities Act. Shares of the Pennsylvania Portfolio are offered only to Pennsylvania residents.

         Ohio Portfolio. To the extent consistent with its other investment objectives, the Ohio Portfolio seeks maximum current income that is exempt from both Federal income taxes and State of Ohio tax by investing principally in a non-diversified portfolio of high quality municipal securities issued by the State of Ohio or its political subdivisions. The Ohio Portfolio may invest in restricted securities. Those restricted securities that are determined by the Adviser to be liquid in accordance with procedures adopted by the Trustees, including securities eligible for resale under Rule 144A under the Securities Act will not be treated as illiquid securities. Restricted securities are securities subject to contractual or legal restrictions on resale, such as those arising from an issuer's reliance upon certain exemptions from registration under the Securities Act. Shares of the Ohio Portfolio are offered only to Ohio residents.

         New York, California, Connecticut, New Jersey, Virginia, Florida, Massachusetts, Pennsylvania and Ohio Portfolios. Apart from the risks associated with investment in any money market fund seeking tax-exempt income, such as default by municipal issuers and fluctuation in short-term interest rates, investors in the New York, California, Connecticut, New Jersey, Virginia, Florida, Massachusetts, Pennsylvania and Ohio Portfolios should consider the greater risks of each Portfolio's concentration versus the safety that comes with a less concentrated investment portfolio and should compare yields available on portfolios of New York, California, Connecticut, New Jersey, Virginia, Florida, Massachusetts, Pennsylvania and Ohio issues, respectively, with those of more diversified portfolios, including other states' issues, before making an investment decision. Each of such Portfolios is a non-diversified investment company and, accordingly, the permitted concentration of investments may present greater risks than in the case of a diversified


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investment company.  (See below "Special Risk Factors of
Concentration in a Single State.")

         To the extent suitable New York, California,
Connecticut, New Jersey, Virginia, Florida, Massachusetts, Pennsylvania and Ohio municipal securities, as applicable, are not available for investment by the respective Portfolio, the respective Portfolio may purchase municipal securities issued by other states and political subdivisions. The dividends designated as derived from interest income on such municipal securities generally will be exempt from Federal income taxes but, with respect to: (i) non-New York municipal securities owned by the New York Portfolio, will be subject to New York State and New York City personal income taxes; (ii) non-California municipal securities owned by the California Portfolio, will be subject to California personal income taxes; (iii) non-Connecticut municipal securities owned by the Connecticut Portfolio, will be subject to Connecticut personal income taxes;
(iv) non-New Jersey municipal securities owned by the New Jersey Portfolio, will be subject to New Jersey personal income taxes;
(v) non-Virginia municipal securities owned by the Virginia Portfolio, will be subject to Virginia personal income taxes;
(vi) non-Florida municipal securities owned by the Florida Portfolio, will be subject to Florida income and intangible taxes; (vii) non-Massachusetts municipal securities owned by the Massachusetts Portfolio, will be subject to Massachusetts personal income taxes; (viii) non-Pennsylvania municipal securities owned by the Pennsylvania Portfolio will be subject to Pennsylvania income tax; and (ix) non-Ohio municipal securities owned by the Ohio Portfolio will be subject to Ohio income tax.

Municipal Securities

         The term "municipal securities," as used in the Prospectus and this Statement of Additional Information, means obligations issued by or on behalf of states, territories, and possessions of the United States or their political subdivisions, agencies and instrumentalities, the interest from which is exempt (subject to the alternative minimum tax) from Federal income taxes. The municipal securities in which the Fund invests are limited to those obligations which at the time of purchase:

         1. are backed by the full faith and credit of the United States; or

         2. are municipal notes, municipal bonds or other types of municipal securities rated in the two highest rating categories by the requisite nationally recognized statistical rating organizations ("NRSROs") such as Moody's Investors Services, Inc. or Standard and Poor's Corporation, or judged by


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              the Adviser to be of comparable quality.  (See
              Appendix A for a description of municipal securities and Appendix B for a description of these ratings.)

Rule 2a-7 under the Act

         Each Portfolio of the Fund will comply with Rule 2a-7 under the Act, as amended from time to time, including the diversification, quality and maturity limitations imposed by the Rule. To the extent that the Fund's limitations are more permissive than Rule 2a-7, the Fund will comply with the more restrictive provisions of the Rule.

         Currently, pursuant to Rule 2a-7, each Portfolio of the Fund may invest only in U.S. dollar-denominated "Eligible Securities" (as that term is defined in the Rule) that have been determined by the Adviser to present minimal credit risks pursuant to procedures approved by the Trustees. Generally, an Eligible Security is a security that (i) has a remaining maturity of 397 days or less and (ii) is rated, or is issued by an issuer with short-term debt outstanding that is rated, in one of the two highest rating categories by two nationally recognized statistical rating organizations ("NRSROs") or, if only one NRSRO has issued a rating, by that NRSRO (the "requisite NRSROs"). Unrated securities may also be Eligible Securities if the Adviser determines that they are of comparable quality to a rated Eligible Security pursuant to guidelines approved by the Trustees. A description of the ratings of some NRSROs appears in Appendix B attached hereto.

         Under Rule 2a-7 the General Portfolio may not invest more than five percent of its assets in the securities of any one issuer other than the United States Government, its agencies and instrumentalities. The remaining Portfolios of the Fund are subject to this restriction with respect to 75% of their assets. Government securities are considered to be first tier securities. In addition, the Portfolios may not invest in a conduit security that has received, or is deemed comparable in quality to a conduit security that has received, the second highest rating by the requisite number of NRSROs (a "second tier security") if immediately after the acquisition thereof the Portfolio would have invested more than (A) the greater of one percent of its total assets or one million dollars in securities issued by that issuer which are second tier securities, or (B) five percent of its total assets in second tier securities (the "second tier security restriction"). A conduit security for purposes of Rule 2a-7 is a security nominally issued by a municipality, but dependent for principal and interest payments on non-municipal issuer's revenues from a non-municipal project.



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Alternative Minimum Tax

         Each Portfolio of the Fund may invest without limitation in tax-exempt municipal securities subject to the alternative minimum tax (the "AMT"). Under current Federal income tax law,
(1) interest on tax-exempt municipal securities issued after August 7, 1986 which are "specified private activity bonds," and the proportionate share of any exempt-interest dividend paid by a regulated investment company which receives interest from such specified private activity bonds, will be treated as an item of tax preference for purposes of the AMT imposed on individuals and corporations, though for regular Federal income tax purposes such interest will remain fully tax-exempt, and (2) interest on all tax-exempt obligations will be included in "adjusted current earnings" of corporations for AMT purposes. Such private activity bonds ("AMT-Subject Bonds") have provided, and may continue to provide, somewhat higher yields than other comparable municipal securities.

         Investors should consider that, in most instances, no state, municipality or other governmental unit with taxing power will be obligated with respect to AMT-Subject Bonds. AMT-Subject Bonds are in most cases revenue bonds and do not generally have the pledge of the credit or the taxing power, if any, of the issuer of such bonds. AMT-Subject Bonds are generally limited obligations of the issuer supported by payments from private business entities and not by the full faith and credit of a state or any governmental subdivision. Typically the obligation of the issuer of an AMT-Subject Bond is to make payments to bond holders only out of and to the extent of, payments made by the private business entity for whose benefit the AMT-Subject Bonds were issued. Payment of the principal and interest on such revenue bonds depends solely on the ability of the user of the facilities financed by the bonds to meet its financial obligations and the pledge, if any, of real and personal property so financed as security for such payment. It is not possible to provide specific detail on each of these obligations in which Fund assets may be invested.

Taxable Securities And Temporary Defensive Position

         Although each Portfolio of the Fund is, and expects to be, largely invested in municipal securities, each Portfolio may elect to invest up to 20% of its total assets in taxable money market securities when such action is deemed to be in the best interests of shareholders. For temporary defensive purposes, when, in the judgment of the Adviser, financial, economic, and/or market conditions warrant, each Portfolio may invest any amount of its total assets in taxable money market securities. When the Portfolios are investing for temporary defensive purposes, they may not achieve their investment objectives. Such taxable money


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market securities also are limited to remaining maturities of 397 days or less at the time of a Portfolio's investment, and such Portfolio's municipal and taxable securities are maintained at a dollar-weighted average of 90 days or less. Taxable money market securities purchased by a Portfolio include those described below:

         1. marketable obligations of, or guaranteed by, the United States Government, its agencies or instrumentalities; or

         2. certificates of deposit, bankers' acceptances and interest-bearing savings deposits of banks having total assets of more than $1 billion and which are members of the Federal Deposit Insurance
              Corporation; or

         3. commercial paper of prime quality rated in the two highest rating categories by the requisite NRSROs or, if not rated, issued by companies which have an outstanding debt issue rated in the two highest rating categories by the requisite NRSROs. (See Appendix B for a description of these ratings.)

Repurchase Agreements

         Each Portfolio may also enter into repurchase agreements pertaining to the types of securities in which it may invest. A repurchase agreement arises when a buyer purchases a security and simultaneously agrees to resell it to the vendor at an agreed-upon future date, normally one day or a few days later. The resale price is greater than the purchase price, reflecting an agreed-upon market rate which is effective for the period of time the buyer's money is invested in the security and which is not related to the coupon rate on the purchased security. Each Portfolio requires continuous maintenance of collateral in an amount equal to, or in excess of, the market value of the securities which are the subject of the agreement. In the event that a counterparty defaulted on its repurchase obligation, a Portfolio might suffer a loss to the extent that the proceeds from the sale of the collateral were less than the repurchase price. If the counterparty became bankrupt, the Portfolio might be delayed in selling the collateral. Repurchase agreements are currently entered into with counterparties deemed to be creditworthy by the Adviser, including broker-dealers, member banks of the Federal Reserve System or "primary dealers" (as designated by the Federal Reserve Bank of New York) in U.S. Government securities or with State Street Bank and Trust Company ("State Street Bank"), the Fund's Custodian. It is each Portfolio's current practice to enter into repurchase agreements only with such primary dealers and its Custodian, and the Fund


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has adopted procedures for monitoring the creditworthiness of such organizations. Pursuant to Rule 2a-7, a repurchase agreement is deemed to be an acquisition of the underlying securities provided that the obligation of the seller to repurchase the securities from the money market fund is collateralized fully (as defined in such Rule). Accordingly, the counterparty of a fully collateralized repurchase agreement is deemed to be the issuer of the underlying securities.

Reverse Repurchase Agreements

         Each Portfolio may enter into reverse repurchase agreements, which involve the sale of securities held by such Portfolio with an agreement to repurchase the securities at an agreed upon price, date and interest payment, although no Portfolio has entered into, nor has any plans to enter into, such agreements.

Adjustable Rate Obligations

         The interest rate payable on certain municipal securities in which a Portfolio may invest, called "adjustable" obligations, is not fixed and may fluctuate based upon changes in market rates. The interest rate payable on a adjustable rate municipal security is adjusted either at pre-designated periodic intervals or whenever there is a change in the market rate to which the security's interest rate is tied. Other features may include the right of a Portfolio to demand prepayment of the principal amount of the obligation prior to its stated maturity and the right of the issuer to prepay the principal amount prior to maturity. The main benefit of an adjustable rate municipal security is that the interest rate adjustment minimizes changes in the market value of the obligation. As a result, the purchase of adjustable rate municipal securities enhances the ability of a Portfolio to maintain a stable net asset value per share and to sell an obligation prior to maturity at a price approximating the full principal amount. The payment of principal and interest by issuers of certain municipal securities purchased by a Portfolio may be guaranteed by letters of credit or other credit facilities offered by banks or other financial institutions. Such guarantees will be considered in determining whether a municipal security meets a Portfolio's investment quality requirements.

         Adjustable rate obligations purchased by a Portfolio may include participation interests in variable rate industrial development bonds that are backed by irrevocable letters of credit or guarantees of banks that meet the criteria for banks described above in "Taxable Securities." Purchase of a participation interest gives a Portfolio an undivided interest in certain such bonds. A Portfolio can exercise the right, on not more than 30 days' notice, to sell such an instrument back to the


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bank from which it purchased the instrument and draw on the letter of credit for all or any part of the principal amount of such Portfolio's participation interest in the instrument, plus accrued interest, but will do so only (i) as required to provide liquidity to such Portfolio, (ii) to maintain a high quality investment portfolio, or (iii) upon a default under the terms of the demand instrument. Banks retain portions of the interest paid on such adjustable rate industrial development bonds as their fees for servicing such instruments and the issuance of related letters of credit and repurchase commitments. Each Portfolio will comply with Rule 2a-7 with respect to its investments in adjustable rate obligations supported by letters of credit. A Portfolio will not purchase participation interests in adjustable rate industrial development bonds unless it receives an opinion of counsel or a ruling of the Internal Revenue Service that interest earned by such Portfolio from the bonds in which it holds participation interests is exempt from Federal income taxes. The Adviser will monitor the pricing, quality and liquidity of variable rate demand obligations and participation interests therein held by such Portfolio on the basis of published financial agency reports and other research services to which the Adviser may subscribe.

Standby Commitments

         The acquisition of a standby commitment does not affect the valuation or maturity of the underlying municipal securities which continue to be valued in accordance with the amortized cost method. Standby commitments acquired by a Portfolio are valued at zero in determining net asset value. Where a Portfolio pays directly or indirectly for a standby commitment, its cost is reflected as unrealized depreciation for the period during which the commitment is held. Standby commitments do not affect the average weighted maturity of a Portfolio's portfolio of securities.

When-Issued Securities

         Municipal securities are frequently offered on a "when-issued" basis. When so offered, the price, which is generally expressed in yield terms, is fixed at the time the commitment to purchase is made, but delivery and payment for the when-issued securities take place at a later date. Normally, the settlement date occurs within one month after the purchase of municipal bonds and notes. During the period between purchase and settlement, no payment is made by a Portfolio to the issuer and, thus, no interest accrues to such Portfolio from the transaction. When-issued securities may be sold prior to the settlement date, but a Portfolio makes when-issued commitments only with the intention of actually acquiring the securities. To facilitate such acquisitions, the Fund's Custodian will maintain, in a


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separate account of each Portfolio, cash, U.S. Government or other liquid high-grade debt securities, having value equal to, or greater than, such commitments. Similarly, a separate account will be maintained to meet obligations in respect of reverse repurchase agreements. On delivery dates for such transactions, a Portfolio will meet its obligations from maturities or sales of the securities held in the separate account and/or from the available cash flow. If a Portfolio, however, chooses to dispose of the right to acquire a when-issued security prior to its acquisition, it can incur a gain or loss. At the time a Portfolio makes the commitment to purchase a municipal security on a when-issued basis, it records the transaction and reflects the value of the security in determining its net asset value. No when-issued commitments will be made if, as a result, more than 15% of a Portfolio's net assets would be so committed. This limitation does not apply to the Ohio Portfolio.

Illiquid Securities

         No Portfolio of the Fund will invest more than 10% of its net assets in illiquid securities (including illiquid restricted securities with respect to the Massachusetts Portfolio.) As to these securities, a Portfolio is subject to a risk that should the Portfolio desire to sell them when a ready buyer is not available at a price the Portfolio deems representative of their value, the value of the Portfolio's net assets could be adversely affected. Illiquid securities may include securities that are not readily marketable and, with respect to the Massachusetts, Pennsylvania and Ohio Portfolios, securities subject to legal or contractual restrictions on resale. With respect to the Massachusetts, Pennsylvania and Ohio Portfolios, which may invest in restricted securities, restricted securities determined by the Adviser to be liquid will not be treated as "illiquid" for purposes of the restriction on illiquid securities.

Senior Securities

         None of the Portfolios will issue senior securities except as permitted by the Act or the rules, regulations, or interpretations thereof.

General

         Yields on municipal securities are dependent on a variety of factors, including the general condition of the money market and of the municipal bond and municipal note market, the size of a particular offering, the maturity of the obligation and the rating of the issue. Municipal securities with longer maturities tend to produce higher yields and are generally subject to greater price movements than obligations with shorter maturities. (An increase in interest rates will generally reduce the market value of portfolio investments, and a decline in interest rates will generally increase the value of portfolio investments. There can be no assurance, as is true with all investment companies, that a Portfolio's objectives will be achieved. The achievement of a Portfolio's investment objectives is dependent in part on the continuing ability of the issuers of municipal securities in which a Portfolio invests to meet their obligations for the payment of principal and interest when due. Municipal securities historically have not been subject to registration with the Securities and Exchange Commission, although there have been proposals which would require registration in the future. Each Portfolio generally will hold securities to maturity rather than follow a practice of trading. However, a Portfolio may seek to improve portfolio income by selling certain portfolio securities prior to maturity in order to take advantage of yield disparities that occur in securities markets.)

         Obligations of issuers of municipal securities are subject to the provisions of bankruptcy, insolvency, and other laws affecting the rights and remedies of creditors, such as the Bankruptcy Code. In addition, the obligations of such issuers may become subject to laws enacted in the future by Congress, state legislatures, or referenda extending the time for payment of principal and/or interest, or imposing other constraints upon enforcement of such obligations or upon the ability of municipalities to levy taxes. There is also the possibility that, as a result of litigation or other conditions, the ability of any issuer to pay, when due, the principal of, and interest on, its municipal securities may be materially affected.

         Except as otherwise provided above, each Portfolio's investment objectives and policies are not designated "fundamental policies" within the meaning of the Act and may, therefore, be changed without a shareholder vote. However, the Portfolio will not change its investment policies without contemporaneous written notice to shareholders.

         Effective November 1, 1991, the Fund's former name of
Alliance Tax-Exempt Reserves was changed to Alliance Municipal
Trust.

MASSACHUSETTS, PENNSYLVANIA, AND OHIO  PORTFOLIOS.  THE FOLLOWING
POLICIES RELATE TO THE MASSACHUSETTS, PENNSYLVANIA AND OHIO
PORTFOLIOS.

         Restricted Securities. The Massachusetts, Pennsylvania and Ohio Portfolios may also purchase restricted securities, including restricted securities determined by the Adviser to be liquid in accordance with procedures adopted by the Trustees, such as securities eligible for resale under Rule 144A of the Securities Act. Restricted securities are securities subject to contractual or legal restrictions on resale, such as those arising from an issuer's reliance upon certain exemptions from registration under the Securities Act.

         In recent years, a large institutional market has developed for certain types of restricted securities including, among others, private placements, repurchase agreements, commercial paper, foreign securities and corporate bonds and notes. These instruments are often restricted securities because they are sold in transactions not requiring registration. For example, commercial paper issues include, among others, securities issued by major corporations without registration under the Securities Act in reliance on the exemption from registration afforded by Section 3(a)(3) of such Act and commercial paper issued in reliance on the private placement exemption from registration which is afforded by Section 4(2) of the Securities Act ("Section 4(2) paper"). Section 4(2) paper is restricted as to disposition under the Federal securities laws in that any resale must also be made in an exempt transaction.
Section 4(2) paper is normally resold to other institutional investors through or with the assistance of investment dealers who make a market in Section 4(2) paper, thus providing liquidity. Institutional investors, rather than selling these instruments to the general public, often depend on an efficient institutional market in which such restricted securities can be readily resold in transactions not involving a public offering. In many instances, therefore, the existence of contractual or legal restrictions on resale to the general public does not, in practice, impair the liquidity of such investments from the perspective of institutional holders. In recognition of this fact, the Staff of the Securities and Exchange Commission (the "Commission") has stated that Section 4(2) paper may be determined to be liquid by the Trustees, so long as certain conditions, which are described below, are met.

         Rule 144A under the Securities Act establishes a safe harbor from the Securities Act's registration requirements for resale of certain restricted securities to qualified institutional buyers. Pursuant to Rule 144A, the institutional restricted securities markets may provide both readily ascertainable values for restricted securities and the ability to liquidate an investment in order to satisfy share redemption orders on a timely basis. An insufficient number of qualified institutional buyers interested in purchasing certain restricted securities held by the Massachusetts, Pennsylvania or Ohio Portfolio, however, could affect adversely the marketability of such portfolio securities and the Massachusetts, Pennsylvania or Ohio Portfolio might be unable to dispose of such securities promptly or at reasonable prices.

         The Trustees have the ultimate responsibility for determining whether specific securities are liquid or illiquid.
The Trustees have delegated the function of making day-to-day determinations of liquidity to the Adviser, pursuant to guidelines approved by the Trustees.

         The Adviser takes into account a number of factors in determining whether a restricted security being considered for purchase is liquid, including at least the following:

         (i) the frequency of trades and quotations for the security;

         (ii) the number of dealers making quotations to purchase or sell the security;

         (iii) the number of other potential purchasers of the security;

         (iv) the number of dealers undertaking to make a market in the security;

         (v) the nature of the security (including its unregistered nature) and the nature of the marketplace for the security (e.g., the time needed to dispose of the security, the method of soliciting offers and the mechanics of transfer);
               and

         (vi) any applicable Commission interpretation or position with respect to such types of securities.

         To make the determination that an issue of Section 4(2) paper is liquid, the Adviser must conclude that the following conditions have been met:

         (i) the Section 4(2) paper must not be traded flat or in default as to principal or interest; and

         (ii) the Section 4(2) paper must be rated in one of the two highest rating categories by at least two NRSROs, or if only one NRSRO rates the security, by that NRSRO; if the security is unrated, the Adviser must determine that the security is of equivalent quality.

         The Adviser must also consider the trading market for the specific security, taking into account all relevant factors.

         Following the purchase of a restricted security by the Massachusetts, Pennsylvania or Ohio Portfolio, the Adviser monitors continuously the liquidity of such security and reports to the Trustees regarding purchases of liquid restricted securities.

Asset-Backed Securities

         The Massachusetts, Pennsylvania and Ohio Portfolios may invest in asset-backed securities that meet their existing diversification, quality and maturity criteria. Asset-backed securities are securities issued by special purpose entities whose primary assets consist of a pool of loans or accounts receivable. The securities may be in the form of a beneficial interest in a special purpose trust, limited partnership interest, or commercial paper or other debt securities issued by a special purpose corporation. Although the securities may have some form of credit or liquidity enhancement, payments on the securities depend predominately upon collection of the loans and receivables held by the issuer.

Special Risk Factors of Concentration in a Single State

         The primary purpose of investing in a portfolio of a single state's municipal securities is the special tax treatment accorded that state's resident individual investors. However, payment of interest and preservation of principal is dependent upon the continuing ability of the state's issuers and/or obligors of its state, municipal and public authority debt obligations to meet their obligations thereunder. Investors should consider the greater risk of the concentration of the New York, California, Connecticut, New Jersey, Virginia, Florida, Massachusetts, Pennsylvania or Ohio Portfolio (individually, a "State Portfolio") versus the safety that comes with a less concentrated investment portfolio and should compare yields available on portfolios of the relevant state's issues with those of more diversified portfolios, including other states' issues, before making an investment decision. The Adviser believes that by maintaining each State Portfolio's investment portfolio in liquid, short-term, high-quality investments, including the participation interests and other variable rate obligations that have credit support such as letters of credit from major financial institutions, the State Portfolio is largely insulated from the credit risks that exist on long-term municipal securities of the relevant state.

         The following summaries are included for the purpose of providing a general description of credit and financial conditions of New York, California, Connecticut, New Jersey, Virginia, Florida, Massachusetts, Pennsylvania and Ohio and are based on information from official statements (described more fully below) made available in connection with the issuance of certain securities in such states. The summaries are not intended to provide a complete description of such states. While the Fund has not undertaken to independently verify such information, it has no reason to believe that such information is not correct in all material aspects. These summaries do not provide specific information regarding all securities in which the Fund is permitted to invest and in particular do not provide specific information on the private business entities whose obligations support the payments on AMT-Subject Bonds.

NEW YORK PORTFOLIO

         The following is based on information obtained from an Official Statement, dated July 15, 2000, relating to $108,225,000 of the State of New York General Obligation Bonds, Series 2000D Tax-Exempt Bonds,the Annual Information Statement of the State of New York dated , May 31, 2000 and an Official Statement, dated September 21, 2000, relating to $488,420,000 of the City of New York General Obligation Bonds, Fiscal 2001 Series B and C.

Debt Reform Act of 2000

         The Debt Reform Act of 2000 (Debt Reform Act) implements statutory initiatives intended to improve the State's borrowing practices. The Debt Reform Act applies to all new State-supported debt issued on and after April 1, 2000 and includes the following provisions: (a) a phased-in cap on new State-supported debt outstanding of 4 percent of personal income (the existing State-supported debt level is 6 percent of personal income);
(b) a phased-in cap on new State-supported debt service costs of 5 percent of total governmental funds receipts (the existing State-supported debt service costs are 5 percent of total governmental receipts); (c) a limit on the use of debt to capital works and purposes only; and (d) a limit on the maximum term of new State-supported debt to 30 years.

         The cap on new State-supported debt outstanding begins at 0.75 percent of personal income in 2000-01 and is gradually increased until it is fully phased in at 4 percent of personal income in 2010-11. Similarly, the phased-in cap on new State-supported debt service costs begins at 0.75 percent of total governmental funds receipts and is gradually increased until it is fully phased in at 5 percent in 2013-14. State-supported bond issuances during the 2000-01 borrowing plan are projected by the Division of the Budget ("DOB") to be within the Debt Reform Act's statutory caps.

         The Debt Reform Act requires the limitations on the issuance of State-supported debt and debt service costs to be calculated by October 31 of each year and reported in the quarterly Financial Plan Update most proximate to October 31st of each year. If the calculations for new State-supported debt outstanding and debt service costs are less than the State-supported debt outstanding and debt service costs permitted under the Debt Reform Act, new State-supported debt may continue to be issued. However, if either the debt outstanding or the debt service cap is met or exceeded, the State would be precluded from contracting new State-supported debt until the next annual cap calculation is made and State-supported debt is found to be within the appropriate limitations. The DOB expects that the prohibition on issuing new State-supported debt if the caps are met or exceeded will provide an incentive to treat the debt caps as absolute limits that should not be reached, and therefore DOB intends to manage subsequent capital plans and issuance schedules under these limits.

New York Local Government Assistance Corporation

         In 1990, as part of a New York State (the "State") fiscal reform program, legislation was enacted creating the New York Local Government Assistance Corporation (the "LGAC"), a public benefit corporation empowered to issue long-term obligations to fund certain payments to local governments traditionally funded through the State's annual seasonal borrowing. The legislation authorized LGAC to issue its bonds and notes in an amount not in excess of $4.7 billion (exclusive of certain refunding bonds) plus certain other amounts. Over a period of years, the issuance of these long-term obligations, which are to be amortized over no more than 30 years, was expected to eliminate the need for continued short-term seasonal borrowing. The legislation also dedicated revenues equal to one-quarter of the four cent State sales and use tax to pay debt service on these bonds. The legislation imposed a cap on the annual seasonal borrowing of the State at $4.7 billion, less net proceeds of bonds issued by LGAC and bonds issued to provide for capitalized interest, except in cases where the Governor and the legislative leaders have certified the need for additional borrowing and provided a schedule for reducing it to the cap. If borrowing above the cap is thus permitted in any fiscal year, it is required by law to be reduced to the cap by the fourth fiscal year after the limit was first exceeded. This provision capping the seasonal borrowing was included as a covenant with LGAC's bondholders in the resolution authorizing such bonds.

         As of June 1995, LGAC had issued bonds and notes to provide net proceeds of $4.7 billion completing the program. The impact of LGAC's borrowing is that the State is able to meet its cash flow needs throughout the fiscal year without relying on short-term seasonal borrowings.

Recent Developments

         The national economy has experienced a robust rate of growth during the past six months as the longest U.S. expansion on record continues. Growth in real Gross Domestic Product (GDP) for 2000 is expected to be 4.2 percent falling to 3.0 percent in 2001. Growth is expected to moderate over the course of the year and into 2001. Growth in real GDP will exceed 4 percent in 2000 largely because of the extremely strong growth in the fourth quarter of 1999, which raises the base upon which 2000 GDP growth is calculated.

         Various factors are expected to lead to slower growth in the quarters ahead: higher interest rates, as the Federal Reserve Board tightens monetary policy to restrain inflation; softer stock prices, which may gradually restrain consumer spending; weaker consumer confidence, which is expected to fall from exceptionally high levels; and slower investment spending in the residential sector as the cost of borrowing rises.

         Inflation, as measured by the Consumer Price Index, is projected to be 2.7 percent. Inflation is expected to moderate to 2.5 percent in 2001 if, as expected, the Federal Reserve remains vigilant in controlling any acceleration in consumer prices. Employment growth, which is expected to grow at the rate of 2.0 percent in 2000, will slow to 1.6 percent in 2001. Personal income and wages are estimated to increase by 5.9 percent and 6.5 percent respectively in 2000.

         The economic forecast of the DOB contains some uncertainties. Stronger-than-expected gains in employment and wages or in stock market prices could lead to stronger growth in consumer spending. The inflation rate may differ significantly from expectations due to the conflicting impacts of a tight labor market and improved productivity growth as well as the future direction of commodity prices such as petroleum products. Stronger-than-expected inflation could lead the Federal Reserve to increase interest rates more aggressively, which could lead to slower economic growth than currently anticipated.

         The forecast of the State's economy shows continued expansion throughout 2000. Most major sectors recorded significant employment gains for the first quarter of 2000, with the services sector accounting for most of the increase. Much of this increase occurred in business services. The employment growth rate in 2000 is expected to be 2.1 percent, which, although lower than 1999's 2.6 percent, represents another strong year relative to recent historical performance. The unemployment rate is expected to be 4.9 percent in 2000, down from 5.1 percent in 1999.

         Personal income is expected to rise 6.1 percent in 2000, with a 7.5 percent increase in wages. Two major factors are working to produce this impressive growth in wages. One is the overall tightness in the labor market, and the other is strong growth in financial sector bonus payments.

         Given the importance of the securities industry in the New York State economy, a significant change in stock market performance during the forecast horizon could result in financial sector profits and bonuses that are significantly different from those embodied in the forecast. Any actions by the Federal Reserve Board to moderate inflation by increasing interest rates more than anticipated may have an adverse impact in New York given the sensitivity of financial markets to interest rate shifts and the prominence of these markets in the New York economy. In addition, there is a possibility that greater-than-anticipated mergers, downsizing, and relocation of firms caused by deregulation and global competition may have a significant adverse effect on employment growth.

1999-2000 Fiscal Year

         The State ended its 1999-2000 fiscal year in balance on a cash basis, with a General Fund cash-basis surplus of $1.51 billion as reported by DOB. As in recent years, strong growth in receipts above forecasted amounts produced most of the year-end surplus. Spending was also modestly below projections, further adding to the surplus.

         The State reported a closing balance of $1.17 billion in the General Fund, an increase of $275 million over the closing balance from the prior year. The balance was held in four accounts within the General Fund: the Tax Stabilization Reserve Fund (TSRF), the Contingency Reserve Fund (CRF), the Debt Reduction Reserve Fund (DRRF) and the Community Projects Fund
(CPF) which is used to finance legislative initiatives. The balance is comprised of $547 million in the TSRF after a deposit of $74 million in 1999-2000; $107 million in the CRF; $250 million in the DRRF; and $263 million in the CPF.

         The closing fund balance excludes $3.97 billion that the State deposited into the tax refund reserve account at the close of 1999-2000 to pay for tax refunds in 2000-01 of which $521 million was made available as a result of the Local Government Assistance Corporation (LGAC) financing program and was required to be on deposit as of March 31, 2000. The tax refund reserve account transaction has the effect of decreasing reported personal income tax receipts in 1999-2000, while increasing reported receipts in 2000-01.

         General Fund receipts and transfers from other funds (net of tax refund reserve account activity) for the 1999-2000 fiscal year totaled $37.40 billion, an increase of 1.6 percent over 1998-99. General Fund disbursements and transfers to other funds totaled $37.17 billion, an increase of 1.6 percent from the prior fiscal year.

1998-1999 Fiscal Year

         The State ended its 1998-99 fiscal year on March 31, 1999 in balance on a cash basis, with a General Fund cash surplus as reported by the DOB of $1.82 billion. The cash surplus was derived primarily from higher-than-projected tax collections as a result of continued economic growth, particularly in the financial markets and the securities industries.

         The State reported a General Fund closing cash balance of $892 million, an increase of $254 million from the prior fiscal year. The balance is held in three accounts within the General Fund: the Tax Stabilization Reserve Fund (TSRF), The Contingency Reserve Fund (CRF) and the Community Projects Fund
(CPF). The TSRF closing balance was $107 million, following a deposit of $39 million in 1998-99. The CPF, which finances legislative initiatives, closed the fiscal year with a balance of $312 million.

         The closing fund balance excludes $2.31 billion that the State deposited into the tax refund reserve account at the close of 1998-99 to pay for tax refunds in 1999-2000 of which $521 million was made available as a result of the Local Government Assistance Corporation (LGAC) financing program and was required to be on deposit as of March 31, 1999. The tax refund reserve account transaction has the effect of decreasing reported personal income tax receipts in 1998-99, while increasing reported receipts in 1999-2000.

         General Fund receipts and transfers from other funds for the 1998-99 fiscal year totaled $36.74 billion, an increase of
6.34 percent from 1997-98 levels. General Fund disbursements and transfers to other funds totaled $36.49 billion for the 1998-99 fiscal year, an increase of 6.23 percent from 1997-98 levels.

1997-98 Fiscal Year

         The State ended its 1997-98 fiscal year in balance on a cash basis, with a General Fund cash surplus as reported by DOB of approximately $2.04 billion. The cash surplus was derived primarily from higher-than-anticipated receipts and lower spending on welfare, Medicaid, and other entitlement programs.

         The General Fund had a closing balance of $638 million, an increase of $205 million from the prior fiscal year. The balance is held in three accounts within the General Fund: the Tax Stabilization Reserve Fund ("TSRF"), the Contingency Reserve Fund ("CRF") and the Community Projects Fund ("CPF"). The TSRF closing balance was $400 million, following a required deposit of $15 million (repaying a transfer made in 1991-92) and an extraordinary deposit of $68 million made from the 1997-98 surplus. The CRF closing balance was $68 million, following a $27 million deposit from the surplus. The CPF, which finances legislative initiatives, closed the fiscal year with a balance of $170 million, an increase of $95 million. The General Fund closing balance did not include $2.39 billion in the tax refund reserve account, of which $521 million was made available as a result of the LGAC financing program and was required to be on deposit on March 31, 1998.

         General Fund receipts and transfers from other funds for the 1997-98 fiscal year (including net tax refund reserve account activity) totaled $34.55 billion, an annual increase of $1.51 billion, or 4.57 percent over 1996-97. General Fund disbursements and transfers to other funds were $34.35 billion, an annual increase of $1.45 or 4.41 percent.

State Financial Practices: GAAP Basis

         Historically, the State has accounted for, reported and budgeted its operations on a cash basis. The State currently formulates a financial plan which includes all funds required by generally accepted accounting principles ("GAAP"). The State, as required by law, continues to prepare its financial plan and financial reports on the cash basis of accounting as well.

         1999-2000 Fiscal Year

         The State reported a General Fund operating surplus of $2.229 billion for the 1999-2000 fiscal year, as compared to an operating surplus of $1.078 billion for the 1998-99 fiscal year. As a result, the State reported an accumulated fund balance of $3.925 billion in the General Fund. Without the benefit of $4.7 billion of LGAC net bond proceeds between 1991 and 1995, and the decision to use $300 million of Dormitory Authority bond proceeds in 1996, these would have been a General Fund accumulated deficit of $401 million.

         Revenues increased $4.801 billion (6.6 percent) over the prior fiscal year with increases in personal income, consumption and use and other taxes, and miscellaneous revenues. Personal income taxes grew $2.588 billion, an increase of 12.3 percent. The increase in personal income taxes was caused by strong employment and wage growth and the continued strong performance by the financial markets during 1999. Consumption and use taxes increased $546 million, or 5.4 percent, due to increased consumer confidence. Other taxes increased $23 million, or 1.6 percent. Miscellaneous revenues increased $742 million, a 14.1 percent increase, primarily because of the receipt and recognition of over $500 million in tobacco settlement revenues. Business taxes decreased nearly $254 million, or 4.0 percent.

         Expenditures increased $3.391 billion (4.9 percent) from the prior fiscal year, with the largest increases occurring in State aid for education, and health and environment. Education expenditures grew $1.399 billion (8.7 percent) due mainly to additional support of public schools and increases in the STAR program. Health and environment expenditures grew $404 million (25.1 percent). Net other financing sources decreased $634 million (12.32 percent).

         An operating surplus of $665 million was reported for the Special Revenue Funds for the 1999-2000 fiscal year which increased the accumulated fund balance to $2.143 billion. Revenues increased $4.463 billion over the prior fiscal year (15.3 percent). Expenditures increased $2.906 billion (11.2 percent). Net other financing uses increased $775 million (23.9 percent).

         Debt Service Funds ended the 1999-2000 fiscal year with an operating surplus of $38.1 million and, as a result, the accumulated fund balance increased to $2.055 billion. Revenues increased $200.4 million (7.0 percent). Debt Service expenditures increased $434 million (15.1 percent). Net other financing sources increased $63 million (17.4 percent).

         An operating surplus of $98.4 million was reported in the Capital Projects Funds for the State's 1999-2000 fiscal year and, as a result, the accumulated deficit fund balance decreased to $129.2 million. Revenues increased $92.6 million (3.7 percent). Expenditures increased $84 million (2.3 percent). Net other financing sources decreased by $63 million (4.6 percent).

         1998-99 Fiscal Year

         The State reported a General Fund operating surplus of $1.078 billion for the 1998-99 fiscal year, as compared to an operating surplus of $1.562 billion for the 1997-98 fiscal year. As a result, the State reported an accumulated fund balance of $1.645 billion in the General Fund. The 1998-99 fiscal year operating surplus resulted, in part, from an increase in taxes receivable of $516 million, a decrease in payables to local government of $262 million, a decrease in accrued liabilities of $129 million and a decrease in deferred revenues of $69 million. These gains were partially offset by a decrease in other assets of $117 million and an increase in tax refunds payable of $102 million.

         Revenues increased $1.969 billion (5.7 percent) over the prior fiscal year with increases in personal income, consumption and use and other taxes, and miscellaneous revenues. Business tax revenues fell from the prior fiscal year. Personnel income taxes grew $1.733 billion, an increase of nearly 9.3 percent.
The increase in personal income taxes was caused by strong employment and wage growth and the continued strong performance by the financial markets during 1998. Consumption and use taxes increased $269 million, or 3.8 percent, due to increased consumer confidence. Other taxes increased $73 million, or 6.9 percent. Miscellaneous revenues increased $145 million, a 5.6 percent increase, primarily because of an increase in reimbursement from regulated industries (e.g., banking and insurance) to fund the State's administrative costs. Business taxes decreased nearly $252 million, or 4.9 percent, because of prior year refunds and carry forwards which were applied against the current year (1998 liabilities).

         Expenditures increased $1.826 billion (5.5 percent) from the prior fiscal year, with the largest increases occurring in State aid for education and general purpose aid spending. Education expenditures grew $1.014 billion (9.1 percent) due mainly to an increase in spending for support for public schools, handicapped pupil education and municipal and community colleges. General purpose aid increased nearly $329 million (56.5 percent) due to statutory changes in the payment schedule. Personal service and fringe benefit costs increased due to increases in wages and continuing fringe benefits required by collective bargaining agreements.

         Net other financing sources decreased $626 million (159.3 percent) primarily because appropriated transfers from the Special Revenue Funds declined by over $230 million with increases of $265 million in appropriated transfers to Special Revenue, Debt Service and College and University Funds. In addition, transfers to public benefit corporations increased over $170 million primarily because of a change in reporting for Roswell Park Cancer Institute.

         An operating deficit of $117 million was reported for the Special Revenue Funds for the 1998-99 fiscal year which decreased the accumulated fund balance to $464 million. Revenues increased $1.108 billion over the prior fiscal year (4.0 percent) as a result of increases in tax and federal grants revenues. Expenditures increased $1.308 billion (5.3 percent) as a result of increased costs for local assistance grants. Net other financing uses increased $34 million (.10 percent).

         Debt Service Funds ended the 1998-99 fiscal year with an operating surplus of $209 million and, as a result, the accumulated fund balance increased to $2.07 billion. Revenues increased $160 million (6.3 percent) primarily because of increases in dedicated taxes. Debt service expenditures increased $162 million (6.0 percent). Net other financing sources increased $253 million (227.4 percent) due primarily to increases in transfers from the General Fund, patient revenue transfers and the establishment of the Debt Reduction Reserve Fund.

         An operating surplus of $154 million was reported in the Capital Projects Funds for the State's 1998-99 fiscal year and, as a result, the accumulated deficit fund balance decreased to $228 million. Revenues increased $242 million (10.6 percent) primarily because tax revenues increased $101 million and federal grant revenues increased $94 million for transportation projects. Expenditures increased $355 million (10.5 percent) primarily because of increased capital construction spending for transportation and correctional services projects. Net other financing sources increased by $35 million.


         1997-98 Fiscal Year

         The State completed its 1997-98 fiscal year with a combined Governmental Funds operating surplus of $1.80 billion, which included an operating surplus in the General Fund of $1.56 billion, in Capital Projects Funds of $232 million and in Special Revenue Funds of $49 million, offset in part by an operating deficit of $43 million in Debt Service Funds.

         The State reported a General Fund operating surplus of $1.56 billion for the 1997-98 fiscal year, as compared to an operating surplus of $1.93 billion for the 1996-97 fiscal year. As a result, the State reported an accumulated surplus of $567 million in the General Fund for the first time since it began reporting its operations on a GAAP-basis. The 1997-98 fiscal year operating surplus reflects several major factors, including the cash-basis operating surplus resulting from the higher-than-anticipated personal income tax receipts, an increase in taxes receivable of $681 million, an increase in other assets of $195 million and a decrease in pension liabilities of $144 million. This was partially offset by an increase in payables to local governments of $270 million and tax refunds payable of $147 million.

         Revenues increased $617 million (1.8 percent) over the prior fiscal year, with increases in personal income, consumption and use, and business taxes, and decreases reported for other taxes, federal grants and miscellaneous revenues. Personal income taxes grew $746 million, an increase of nearly 4.2 percent. The increase in personal income taxes resulted from strong employment and wage growth and the strong performance by the financial markets during 1997. Consumption and use taxes increased $334 million or 5.0 percent as a result of increased consumer confidence. Business taxes grew $28 million, an increase of 0.5 percent. Other taxes fell primarily because revenues for estate and gift taxes decreased. Miscellaneous revenues decreased $380 million, or 12.7 percent, due to a decline in receipts from the Medical Malpractice Insurance Association and medical provider assessments.

         Expenditures increased $137 million (0.4 percent) from the prior fiscal year, with the largest increases occurring in State aid for education and social services spending. Education expenditures grew $391 million (3.6 percent) due mainly to an increase in spending for support for public schools. This growth was offset, in part, by a reduction in spending for municipal and community colleges. Social services expenditures increased
$233 million (2.6 percent) due mainly to program growth. Increases in other State aid spending were offset by a decline in general purpose aid of $235 million (27.8 percent) due to statutory changes in the payment schedule. Increases in personal and non-personal service costs were offset by a decrease in pension contribution of $660 million, a result of the refinancing of the State's pension amortization that occurred in 1997.

         Net other financing sources decreased $841 million (68.2 percent) due to the nonrecurring use of bond proceeds
($769 million) provided by the Dormitory Authority of the State of New York to pay the outstanding pension amortization liability incurred in 1997.

         An operating surplus of $49 million was reported for the Special Revenue Funds for the 1997-98 fiscal year, which increased the accumulated fund balance to $581 million. Revenues rose by $884 million over the prior fiscal year (3.3 percent) as a result of increases in tax and federal grant revenues. Expenditures increased $795 million (3.3 percent) as a result of increased costs for local assistance grants. Net other financing uses decreased $105 million (3.3 percent).

         Debt Service Funds ended the 1997-98 fiscal year with an operating deficit of $43 million and, as a result, the accumulated fund balance declined to $1.86 billion. Revenues increased $246 million (10.6 percent) as a result of increases in dedicated taxes. Debt service expenditures increased
$341 million (14.4 percent). Net other financing sources increased $89 million (401.3 percent) due primarily to savings achieved through advance refundings of outstanding bonds.

         An operating surplus of $232 million was reported in the Capital Projects Funds for the State's 1997-98 fiscal year and, as a result, the accumulated deficit in this fund type decreased to $381 million. Revenues increased $180 million (8.6 percent) primarily as a result of a $54 million increase in dedicated tax revenues and an increase of $101 million in federal grants for transportation and local waste water treatment projects. Expenditures increased $146 million (4.5 percent) primarily as a result of increased capital construction spending for transportation and local waste water treatment projects. Net other financing sources increased by $100 million primarily as a result of a decrease in transfers to certain public benefit corporations engaged in housing programs.

Economic Overview

         New York is the third most populous state in the nation and has a relatively high level of personal wealth. The State's economy is diverse, with a comparatively large share of the nation's finance, insurance, transportation, communications and services employment, and a very small share of the nation's farming and mining activity. The State's location and its excellent air transport facilities and natural harbors have made it an important link in international commerce. Travel and tourism constitute an important part of the economy. Like the rest of the nation, the State has a declining proportion of its workforce engaged in manufacturing, and an increasing proportion engaged in service industries.

         The services sector, which includes entertainment, personal services, such as health care and auto repairs, and business-related services, such as information processing, law and accounting, is the State's leading economic sector. The service sector accounts for more than three of every ten nonagricultural jobs in New York and has a higher proportion of total jobs than does the rest of the nation.

         Manufacturing employment continues to decline in importance in New York, as in most other states, and New York's economy is less reliant on this sector than is the nation. The principal manufacturing industries in recent years produced printing and publishing materials, instruments and related products, machinery, apparel and finished fabric products, electronic and other electric equipment, food and related products, chemicals and allied products, and fabricated metal products.

         Wholesale and retail trade is the second largest sector in terms of nonagricultural jobs in New York but is considerably smaller when measured by income share. Trade consists of wholesale businesses and retail businesses, such as department stores and eating and drinking establishments.

         New York City is the nation's leading center of banking and finance, and, as a result, this is a far more important sector in the State than in the nation as a whole. Although this sector accounts for under one-tenth of all nonagricultural jobs in the State, it contributes over one-sixth of all nonfarm labor and proprietors' income.

         Farming is an important part of the economy of large regions of the State, although it constitutes a very minor part of total State output. Principal agricultural products of the State include milk and dairy products, greenhouse and nursery products, apples and other fruits, and fresh vegetables. New York ranks among the nation's leaders in the production of these commodities.

         Federal, State and local government together are the third largest sector in terms of nonagricultural jobs, with the bulk of the employment accounted for by local governments. Public education is the source of nearly one-half of total state and local government employment.

         The State is likely to be less affected than the nation as a whole during an economic recession that is concentrated in manufacturing and construction, but likely to be more affected during a recession that is concentrated more in the services sector.

         In the calendar years 1987 through 1998, the State's rate of economic growth was somewhat slower than that of the nation. In particular, during the 1990-91 recession and post-recession period, the economy of the State, and that of the rest of the Northeast, was more heavily damaged than that of the nation as a whole and has been slower to recover. The total employment growth rate in the State has been below the national average since 1987. The unemployment rate in the State dipped below the national rate in the second half of 1981 and remained lower until 1991; since then, it has been higher. According to data published by the U.S. Bureau of Economic Analysis, total personal income in the State has risen more slowly than the national average since 1988 than personal income for the nation as a whole, although preliminary data suggests that, in 1998, the State personal income rose more rapidly.

         State per capita personal income has historically been significantly higher than the national average, although the ratio has varied substantially. Because New York City (the "City") is a regional employment center for a multi-state region, State personal income measured on a residence basis understates the relative importance of the State to the national economy and the size of the base to which State taxation applies.

State Authorities

         The fiscal stability of the State is related, in part, to the fiscal stability of its public benefit corporations (the "Authorities"). Authorities, which have responsibility for financing, constructing and operating revenue providing public facilities, are not subject to the constitutional restrictions on the incurrence of debt which apply to the State itself and may issue bonds and notes within the amounts, and as otherwise restricted by, their legislative authorizations. The State's access to the public credit markets could be impaired, and the market price of its outstanding debt may be materially adversely affected, if any of its Authorities were to default on their respective obligations, particularly those using State-supported or State-related financing techniques. As of December 31, 1999, there were 17 Authorities that had outstanding debt of $100 million or more, and the aggregate outstanding debt, including refunding bonds, of all State Authorities was $95 billion, only a portion of which constitutes State-supported or State-related debt.

         Moral obligation financing generally involves the issuance of debt by an Authority to finance a revenue-producing project or other activity. The debt is secured by project revenues and includes statutory provisions requiring the State, subject to appropriation by the Legislature, to make up any deficiencies which may occur in the issuer's debt service reserve fund. There has never been a default on any moral obligation debt of any public authority. The State does not intend to increase statutory authorizations for moral obligation bond programs. From 1976 through 1987, the State was called upon to appropriate and make payments totaling $162.8 million to make up deficiencies in the debt service reserve funds of the Housing Finance Agency pursuant to moral obligation provisions. In the same period, the State also expended additional funds to assist the Project Finance Agency, the New York State Urban Development Corporation and other public authorities which had moral obligation debt outstanding. The State has not been called upon to make any payments pursuant to any moral obligations since the 1986-87 fiscal year and no such requirements are anticipated during the 2000-2001 fiscal year.

         In addition to the moral obligation financing arrangements described above, State law provides for the creation of State municipal assistance corporations, which are public authorities established to aid financially troubled localities. The Municipal Assistance Corporation For The City of New York ("NYC MAC") was created in 1975 to provide financing assistance to the City. To enable NYC MAC to pay debt service on its obligations, NYC MAC receives, subject to annual appropriation by the Legislature, receipts from the 4 percent New York State sales tax for the benefit of the City, the State-imposed stock transfer tax and, subject to certain prior liens, certain local assistance payments otherwise payable to the City. The legislation creating NYC MAC also includes a moral obligation provision. Under its enabling legislation, NYC MAC's authority to issue moral obligation bonds and notes (other than refunding bonds and notes) expired on December 31, 1984. In 1995, the State created the Municipal Assistance Corporation for the City of Troy
("Troy MAC"). The bonds issued by Troy MAC do not include the moral obligation provisions.

         The State also provides for contingent contractual-obligation financing for the Secured Hospital Program pursuant to legislation enacted in 1985. Under this financing method, the State entered into service contracts which obligate the State to pay debt service, subject to annual appropriations, on bonds issued by the New York State Medical Care Facilities Finance Agency and now included as debt of the Dormitory Authority of the State of New York in the event there are shortfalls of revenues from other sources. The State has never been required to make any payments pursuant to this financing arrangement, nor does it anticipate being required to do so during the 2000-2001 fiscal year. The legislative authorization to issue bonds under this program expired on March 1, 1998.

         Authorities' operating expenses and debt service costs are generally paid by revenues generated by the projects financed or operated, such as tolls charged for the use of highways, bridges or tunnels, charges for public power, electric and gas utility services, rentals charged for housing units, and charges for occupancy at medical care facilities. In addition, State legislation authorizes several financing techniques for Authorities. Also, there are statutory arrangements providing for State local assistance payments, otherwise payable to localities, to be made under certain circumstances to Authorities. Although the State has no obligation to provide additional assistance to localities whose local assistance payments have been paid to Authorities under these arrangements, if local assistance payments are so diverted, the affected localities could seek additional State assistance. Some Authorities also receive moneys from State appropriations to pay for the operating costs of certain of their programs.

         The Metropolitan Transportation Authority (the "MTA") oversees the City's subway and bus lines by its affiliates, the New York City Transit Authority and the Manhattan and Bronx Surface Transit Operating Authority (collectively, the "TA"). The MTA operates certain commuter rail and bus lines in the New

York metropolitan area through the MTA's subsidiaries, the Long Island Rail Road Company, the Metro-North Commuter Railroad Company and the Metropolitan Suburban Bus Authority. In addition, the Staten Island Rapid Transit Operating Authority, an MTA subsidiary, operates a rapid transit line on Staten Island. Through its affiliated-agency, the Triborough Bridge and Tunnel Authority (the "TBTA"), the MTA operates certain intrastate toll bridges and tunnels. Because fare revenues are not sufficient to finance the mass transit portion of these operations, the MTA has depended and will continue to depend on operating support from the State, local government and TBTA, including loans, grants and subsidies. If current revenue projections are not realized and/or operating expenses exceed current projections, the TA or commuter railroads may be required to seek additional state assistance, raise fares or take other actions.

         Since 1980, the State has enacted several taxes--including a surcharge on the profits of banks, insurance corporations and general business corporations doing business in the 12-county Metropolitan Transportation Region served by the MTA and a special one-quarter of 1 percent regional sales and use tax--that provide revenues for mass transit purposes, including assistance to the MTA. In addition, since 1987, state law has required that the proceeds of a one-quarter of 1 percent mortgage recording tax paid on certain mortgages in the Metropolitan Transportation Region be deposited in a special MTA fund for operating or capital expenses. Further, in 1993, the State dedicated a portion of the State petroleum business tax receipts to fund operating or capital assistance to the MTA. For the 2000-2001 enacted budget State assistance to the MTA is estimated at approximately $1.35 billion, and initiates a five-year State transportation plan that includes nearly $2.2 billion in dedicated revenue support for the MTA's 2000-2004 Capital Program. This includes an additional $800 million of newly dedicated State petroleum tax revenues, motor vehicle fees, and motor fuel taxes not previously dedicated to the MTA.

         State legislation accompanying the 2000-01 enacted State budget increased the aggregate bond cap for the MTA, TBTA and TA to $16.5 billion in order to finance a portion of the $17.1 billion MTA capital plan for the 2000 through 2004 calendar years (the "2000-04 Capital Program"). On May 4, 2000, the Capital Program Review Board approved the MTA's $17.1 billion capital program for transit purposes for 2000 through 2004. The 2000-04 Capital Program is the fifth capital plan since the Legislature authorized procedures for the adoption, approval and amendment of MTA capital programs and is designed to upgrade the performance of the MTA's transportation systems by investing new rolling stock, maintaining replacement schedules for existing assets, bringing the MTA system into a state of good repair, and making major investments in system expansion projects such as Second Avenue Subway project and the East Side Access project.

         The currently approved 2000-04 Capital Program assumes the issuance of an estimated $8.9 billion in new money bonds.
The remainder of the plan is projected to be financed with assistance from the Federal Government, the State, the City of New York, and from various other revenues generated from actions taken by the MTA. In addition, $1.6 billion in State support is projected to be financed using proceeds from State general obligation bonds under the proposed $3.8 billion Transportation Infrastructure Bond Act of 2000, if approved by the voters in the November 2000 general election. Further, the enacted State budget authorized the MTA to undertake a major debt restructuring initiative which will enable the MTA to refund approximately $13.7 billion in bonds, consolidate its credit sources, and obviate the need for debt service reserves. The authorization for debt restructuring includes outstanding bonds secured by service contracts with the State.

         There can be no assurance that all necessary governmental actions for future capital programs will be taken, that funding sources currently identified will not be decreased or eliminated, that the Transportation Infrastructure Bond Act will be approved by voters or that the 2000-04 Capital Program (or parts thereof) will not be delayed or reduced. Should the Transportation Infrastructure Bond Act be defeated, the State could come under pressure to provide additional funding to the MTA. Should funding levels fall below current projections, the MTA would have to revise its 2000-04 Capital Program accordingly. If the 2000-04 Capital Program is delayed or reduced, ridership and fare revenues may decline, which could impair the MTA's ability to meet its operating expenses without additional State assistance.

Certificates of Participation

         The State also participates in the issuance of certificates of participation ("COPs") in a pool of leases entered into by the State's Office of General Services on behalf of several State departments and agencies interested in acquiring operational equipment, or in certain cases, real property. Legislation enacted in 1986 established restrictions upon and centralized State control, through the Comptroller and the Director of the Budget, over the issuance of COPs representing the State's contractual obligation, subject to annual appropriation by the Legislature and availability of money, to make installment or lease-purchase payments for the State's acquisition of such equipment or real property.

New York City

         The fiscal health of the State may also be affected by the fiscal health of the City, which continues to require significant financial assistance from the State. State aid contributes to the City's ability to balance its budget and meet its cash requirements. The State may also be affected by the ability of the City and certain entities issuing debt for the City to market their securities successfully in the public credit markets. The City has achieved balanced operating results from each of its fiscal years since 1981 as reported in accordance with the then-applicable GAAP standards.

         In response to the City's fiscal crisis in 1975, the State took action to assist the City in returning to fiscal stability. Among those actions, the State established the NYC MAC to provide financing assistance to the City; the New York State Financial Control Board (the "Control Board") to oversee the City's financial affairs; the Office of the State Deputy Comptroller for the City of New York ("OSDC") to assist the Control Board in exercising its powers and responsibilities. A "Control Period" existed from 1975 to 1986, during which the City was subject to certain statutorily-prescribed fiscal controls. The Control Board terminated the Control Period in 1986 when certain statutory conditions were met. State law requires the Control Board to reimpose a Control Period upon the occurrence, or "substantial likelihood and imminence" of the occurrence, of certain events, including, but not limited to, a City operating budget deficit of more than $100 million or impaired access to the public credit markets.

         Currently, the City and its Covered Organizations (i.e., those which receive or may receive moneys from the City directly, indirectly or contingently) operate under a four-year financial plan (the "Financial Plan") which the City prepares annually and periodically updates. The City's Financial Plan summarizes its capital, revenue and expense projections and outlines proposed gap-closing programs for years with projected budget gaps. The City's projections set forth in the Financial Plan are based on various assumptions and contingencies, some of which are uncertain and may not materialize. Unforeseen developments and changes in major assumptions could significantly affect the City's ability to balance its budget as required by State law and to meet its annual cash flow and financing requirements.

         To successfully implement its Financial Plan, the City and certain entities issuing debt for the benefit of the City must market their securities successfully. The City issues securities to finance, refinance and rehabilitate infrastructure and other capital needs, as well as for seasonal financing needs. In 1997, the State created the New York City Transitional Finance

Authority ("TFA") to finance a portion of the City's capital program because the City was approaching its State Constitutional general debt limit. Without the additional financial capacity of the TFA, projected contracts for City capital projects would have exceeded the City's debt limit during City fiscal year 1997-98. In addition, in 1999, the City created TSASC, Inc., a not-for-profit corporation empowered to issue tax-exempt debt backed by tobacco settlement revenues. Despite these actions, the City, in order to continue its capital program, will need additional financing capacity beginning in City fiscal year 2000-01, which could be provided through increasing the borrowing authority of the TFA or amending the State constitutional debt limit for City fiscal year 2001-02 and thereafter.

OSDC and Control Board Reports

         The staffs of the Control Board, OSDC and the City Comptroller issue periodic reports on the City's Financial Plans. The reports analyze the City's forecasts of revenues and expenditures, cash flow, and debt service requirements, as well as evaluate compliance by the City and its Covered Organizations with the Financial Plan. According to recent staff reports, while economic growth in New York City has been slower than in other regions of the country, a surge in Wall Street profitability resulted in increased tax revenues and generated a substantial surplus for the City in the City fiscal years 1996-
97, 1997-98 and 1998-99.   Recent staff reports also indicate
that the City projects surplus for City fiscal year 1999-2000. Although several sectors of the City's economy have expanded recently, especially tourism and business and professional services, City tax revenues remain heavily dependent on the continued profitability of the securities industries and the course of the national economy. In addition, the size of recent tax reductions has increased to over $2 billion in City fiscal year 1999-2000 through the expiration of a personal income tax surcharge, the repeal of the non-resident earnings tax and the elimination of the sales tax on clothing items costing less than $110. The Mayor has proposed additional tax reductions that would raise the total worth of recent tax cuts to $3.5 billion by City fiscal year 2003-2004. Staff reports have indicated that recent City budgets have been balanced in part through the use of non-recurring resources and that the City's Financial Plan tends to rely in part on actions outside its direct control. These reports have also indicated that the City has not yet brought its long-term expenditure growth in line with recurring revenue growth and that the City is likely to continue to face substantial gaps between forecast revenues and expenditures in future years that must be closed with reduced expenditures and/or increased revenues.

Financing Requirements

         The City requires significant amounts of financing for seasonal and capital purposes. Since 1981, the City has fully satisfied its seasonal financing needs in the public credit markets, repaying all short-term obligations within their fiscal year of issuance. The Financial Plan currently provides for $750 million of seasonal financing in fiscal year 2001. The City issued $750 million of short-term obligations in fiscal year 2000 to finance the City's projected cash flow needs for the 2000 fiscal year. The City issued $500 million of short-term obligations in fiscal year 1999. The delay in the adoption of the State's budget in certain past fiscal years has required the City to issue short-term notes in amounts exceeding those expected early in such fiscal years.

         The City makes substantial capital expenditures to reconstruct and rehabilitate the City's infrastructure and physical assets, including City mass transit facilities, sewers, streets, bridges and tunnels, and to make capital investments that will improve productivity in City operations. City funded commitments are projected to reach $4.2 billion in 2000 and City funded expenditures are forecast at $4.3 billion in the 2000 fiscal year.

         In connection with the Financial Plan, the City has outlined a gap-closing program for the fiscal years 2002 through 2004 to eliminate the $2.6 billion, $2.7 billion and $2.7 billion projected budget gaps for each such fiscal year. This program, which is not specified in detail, assumes for the 2002 through 2004 fiscal years, respectively, additional agency programs to reduce expenditures or increase revenues by $1.5 billion, $1.6 billion and $1.6 billion; additional State actions of $550 million; additional Federal actions of $450 million; and the availability of $100 million of the General Reserve.

         The City's projected budget gaps for the 2003 and 2004 fiscal years do not reflect the savings expected to result from the prior years' programs to close the gaps set forth in the Financial Plan. Thus, for example, recurring savings anticipated from the actions which the City proposes to take to balance the fiscal year 2002 budget are not taken into account in projecting the budget gaps for the 2003 and 2004 fiscal years.

         Although the City has maintained balanced budgets in each of its last 19 fiscal years and is projected to achieve balanced operating results for the 2000 and 2001 fiscal years, there can be no assurance that the gap-closing actions proposed in the Financial Plan can be successfully implemented or that the City will maintain a balanced budget in future years without additional State aid, revenue increases or expenditure reductions. Additional tax increases and reductions in essential City services could adversely affect the City's economic base.

Other Localities

         Certain localities outside the City have experienced financial problems and have requested and received additional State assistance during the last several State fiscal years. The potential impact on the State of any future requests by localities for additional oversight or financial assistance is not included in the projections of the State's receipts and disbursements for the State's 2000-2001 fiscal year.

         The State has provided extraordinary financial assistance to select municipalities, primarily cities, since the 1996-97 fiscal year. Funding has essentially been continued or increased in each subsequent fiscal year. Such funding in 2000-2001 totals $200.4 million. In 2000-2001, the State increased General Purpose State Aid for local government by $11 million to $562 million, and has continued funding at this new level since that date.

         While the distribution of General Purpose State Aid for local governments was originally based on a statutory formula, in recent years both the total amount appropriated and the shares appropriated to specific localities have been determined by the Legislature. A State commission established to study the distribution and amounts of general purpose local government aid failed to agree on any recommendations for a new formula.

Certain Municipal Indebtedness

         Counties, cities, towns, villages and school districts have engaged in substantial short-term and long-term borrowings. In 1998, the total indebtedness of all localities in the State, other than New York City, was approximately $20.3 billion. A small portion (approximately $80 million) of that indebtedness represented borrowing to finance budgetary deficits and was issued pursuant to enabling State legislation. State law requires the Comptroller to review and make recommendations concerning the budgets of those local government units (other than New York City) authorized by State law to issue debt to finance deficits during the period that such deficit financing is outstanding. Twenty-three localities had outstanding indebtedness for deficit financing at the close of their fiscal year ending in 1998.

         Like the State, local governments must respond to changing political, economic and financial influences over which they have little or no control. Such changes may adversely affect the financial condition of certain local governments. For example, the federal government may reduce (or in some cases eliminate) federal funding of some local programs which, in turn, may require local governments to fund these expenditures from their own resources. It is also possible that the State, the City, Nassau County or any of their respective public authorities may suffer serious financial difficulties that could jeopardize local access to the public credit markets, which may adversely affect the marketability of notes and bonds issued by localities within the State. Localities may also face unanticipated problems resulting from certain pending litigation, judicial decisions and long-range economic trends. Other large scale potential problems, such as declining urban populations, increasing expenditures, and the loss of skilled manufacturing jobs, may also adversely affect localities and necessitate State assistance.

Litigation

         The State is a defendant in legal proceedings involving State finances, State programs and miscellaneous civil rights, tort, real property and contract claims where the monetary damages sought are substantial, generally in excess of $100 million. These proceedings could affect adversely the financial condition of the State in the 2000-2001 fiscal year or thereafter.

         Adverse developments in these proceedings or the initiation of new proceedings could affect the ability of the State to maintain a balanced 2000-2001 State Financial Plan. The State believes that the proposed 2000-2001 State Financial Plan includes sufficient reserves for the payment of judgments that may be required during the 2000-2001 fiscal year. There can be no assurance, however, that an adverse decision in any of these proceedings would not exceed the amount of all potential 2000-2001 State Financial Plan resources available for the payment of judgments, and could therefore affect the ability of the State to maintain a balanced 2000-2001 State Financial Plan.

         Although other litigation is pending against the State, no current litigation involves the State's authority, as a matter of law, to contract indebtedness, issue its obligations, or pay such indebtedness when it matures, or affects the State's power or ability, as a matter of law, to impose or collect significant amounts of taxes and revenues.

CALIFORNIA PORTFOLIO

         The following is based on information obtained from a Preliminary Official Statement, dated October 1, 2000, relating to $850,000,000 State of California General Obligation Bonds and
$148,000,000 General Obligation Refunding Bonds.

Constitutional Limits on Spending and Taxes

         Certain California (the "State") constitutional amendments, legislative measures, executive orders, civil actions and voter initiatives could adversely affect the ability of issuers of the State's municipal securities to pay interest and principal on municipal securities.

         Article XIII B. On November 6, 1979, the State's voters approved Proposition 4, which added Article XIII B to the State Constitution. Pursuant to Article XIII B, the State is subject to an annual appropriations limit (the "Appropriations Limit").

         Article XIII B was modified substantially by Propositions 98 and 111 in 1988 and 1990, respectively. (See "Proposition 98" below.) "Appropriations subject to limitation," with respect to the State, are authorizations to spend "proceeds of taxes," which consist of tax revenues, and certain other funds, including proceeds from regulatory licenses, user charges or other fees to the extent that such proceeds exceed "the cost reasonably borne by the entity in providing the regulation, product or service," but "proceeds of taxes" exclude most state subsidies to local governments, tax refunds and some benefit payments such as unemployment insurance. No limit is imposed on appropriations of funds which are not "proceeds of taxes," such as reasonable user charges or fees, and certain other non-tax funds.

         Not included in the Appropriations Limit are appropriations for the debt service costs of bonds existing or authorized by January 1, 1979, or subsequently authorized by the voters, appropriations required to comply with mandates of courts or the federal government, appropriations for qualified capital outlay projects, most state subventions to local governments, appropriations for tax refunds, appropriations of revenues derived from any increase in gasoline taxes and motor vehicle weight fees above January 1, 1990 levels, and appropriation of certain special taxes imposed by initiative (e.g., cigarette and tobacco taxes). The Appropriations Limit may also be exceeded in cases of emergency.

         The State's yearly Appropriations Limit is based on the limit for the prior year with annual adjustments for changes in California per capita personal income and population and any transfers of financial responsibility for providing services to or from another unit of government.

         As originally enacted in 1979, the Appropriations Limit was based on 1978-79 fiscal year authorizations to expend proceeds of taxes and was adjusted annually to reflect changes in cost of living and population (using different definitions, which were modified by Proposition 111). Starting in the 1991-92 Fiscal Year, the Appropriations Limit was recalculated by taking the actual 1986-87 limit and applying the annual adjustments as if Proposition 111 had been in effect.

         Proposition 98. On November 8, 1988, voters approved Proposition 98, a combined initiative constitutional amendment and statute called the "Classroom Instructional Improvement and Accountability Act." Proposition 98 changed State funding of public education below the university level, and the operation of the State Appropriations Limit, primarily by guaranteeing local schools and community colleges ("K-14 schools") a minimum share of General Fund revenues. Under Proposition 98 (as modified by "Proposition 111" which was enacted on June 5, 1990), K-14 schools are guaranteed the greater of (a) in general, a fixed percent of General Fund revenues (the "first test"), (b) the amount appropriated to K-14 schools in the prior year, adjusted for changes in the cost of living (measured as in Article XIII B by reference to State per capita personal income) and enrollment (the "second test"), or (c) a third test, which would replace the second test in any year when the percentage growth in per capita General Fund revenues from the prior year plus one half of one percent is less than the percentage growth in State per capita personal income. Under the third test, schools would receive the amount appropriated in the prior year adjusted for changes in enrollment and per capita General Fund revenues, plus an additional small adjustment factor. If the third test is used in any year, the difference between the third test and the second test would become a "credit" to schools which would be the basis of payments in future years when per capita General Fund revenue growth exceeds per capita personal income growth. Legislation adopted prior to the end of the 1988-89 Fiscal Year, implementing Proposition 98, determined the K-14 schools' funding guarantee under the first test to be 40.3 percent of the General Fund Tax revenues, based on 1986-87 appropriations. However, that amount has been adjusted to 35 percent to account for a subsequent redirection of local property taxes, since such redirection directly affects the share of General Fund revenues to schools.

         During the recession in the early 1990s, General Fund revenues for several years were less than originally projected, so that the original Proposition 98 appropriations turned out to be higher than the minimum percentage provided in the law. The Legislature responded to these developments by designating the "extra" Proposition 98 payments in one year as a "loan" from future years' entitlements. By implementing these actions, per-pupil funding from Proposition 98 sources stayed almost constant at approximately $4,200 from Fiscal Year 1991-92 to Fiscal Year 1993-94.

         In 1992, a lawsuit was filed, called California Teachers' Association v. Gould, which challenged the validity of these off-budget loans. As part of the negotiations leading to the 1995-96 Budget Act, an oral agreement was reached to settle this case. The settlement required adoption of legislation satisfactory to the parties to implement its terms, which has occurred. The court gave final approval of the settlement in late July, 1996.

         The settlement provides, among other things, that both the State and K-14 schools share in the repayment of prior years' emergency loans to schools. Of the total $1.76 billion in loans, the State will repay $935 million by forgiveness of the amount owed, while schools will repay $825 million. The State share of the repayment will be reflected as an appropriation above the current Proposition 98 base calculation. The schools' share of the repayment will count as appropriations that count toward satisfying the Proposition 98 guarantee, or from "below" the current base. Repayments are spread over the eight-year period of 1994-95 through 2001-02 to mitigate any adverse fiscal impact.

State Indebtedness
         As part of its cash management program, the State has regularly issued short-term obligations to meet cash flow needs. Between spring 1992 and summer 1994, the State had depended upon external borrowing, including borrowings extending into the subsequent fiscal year, to meet its cash needs, including repayment of maturing Notes and Warrants. The State has not had to resort to such cross-year borrowing since the 1994-95 Fiscal Year. The State issued $1.0 billion of revenue anticipation notes for the 1999-2000 Fiscal Year, which matured on June 30, 2000.

         As of September 1, 2000, the State had outstanding $20,951,541,000 aggregate principal amount of long-term general obligation bonds, and unused voter authorizations for the future issuance of $14,464,314,000 of long-term general obligation bonds. This latter figure consists of $6,884,434,000 of authorized commercial paper notes (of which $1,383,545,000 was outstanding), which had not yet been refunded by general obligation bonds, and $7,579,880,000 of other authorized but unissued general obligation debt.

         The State has always paid the principal of and interest on its general obligation bonds, general obligation commercial paper, lease-purchase debt, and short-term obligations, including revenue anticipation notes and revenue anticipation warrants, when due.

1997-98 Fiscal Year

         On January 9, 1997, the Governor released his proposed budget for the 1997-98 Fiscal Year (the"Governor's Budget"). The
Governor's Budget projected General Fund revenues and transfers of $50.7 billion, and expenditures of $50.3 billion.

         The Budget Act, signed by the Governor, anticipated General Fund revenues and transfers of $52.5 billion (a 6.8 percent increase over the final 1996-97 amount), and expenditures of $52.8 billion (an 8.0 percent increase from the 1996-97 levels). The Budget Act also included Special Fund expenditures of $14.4 billion (as against estimated Special Fund revenues of $14.0 billion), and $2.1 billion of expenditures from various Bond Funds. Following enactment of the Budget Act, the State implemented its normal annual cash flow borrowing program, issuing $3.0 billion of notes which matured on June 30, 1998.

         Among the major features of the 1997-98 Budget Act were the following:

         1. For the second year in a row, the Budget contained a large increase in funding for K-14 education under Proposition 98, reflecting strong revenues which exceeded initial budgeted amounts. Part of the nearly $1.75 billion in increased spending was allocated to prior fiscal years. Funds were provided to fully pay for the cost-of-living component of Proposition 98, and to extend the class size reduction and reading initiatives.

         2. The Budget Act reflected the $1.228 billion pension case judgment payment, and brought funding of the State's pension contribution back to the quarterly basis which existed prior to the deferral actions which were invalidated by the courts.

         3. Funding from the General Fund for the University of California and California State University was increased by about
6 percent ($121 million and $107 million, respectively), and there was no increase in student fees.

         4. Unlike prior years, the Budget Act did not depend on uncertain federal budget actions. About $300 million in federal funds, already included in the federal Fiscal Year 1997 and 1998 budgets, was included in the Budget Act, to offset incarceration costs for illegal aliens.

         5. The Budget Act contained no tax increases, and no tax reductions. The Renters Tax Credit was suspended for another year, saving approximately $500 million.

         The Department of Finance released updated estimates for the 1997-98 Fiscal Year Budget Proposal. Total revenues and transfers were projected at $52.9 billion, up approximately $360 million from the Budget Act projection. Expenditures for the fiscal year were expected to rise approximately $200 million above the original Budget Act, to $53.0 billion. The balance in the budget reserve, the SFEU, was projected to be $329 million on June 30, 1998, compared to $461 million on June 30, 1997.

1998-1999 Fiscal Years

         When the Governor released his proposed 1998-99 Fiscal Year Budget in January, 1998, he projected General Fund revenues for the 1998-99 Fiscal Year of $55.4 billion, and proposed expenditures in the same amount. By the time the Governor released the May Revision to the 1998-99 Budget ("1998 May Revision") on May 14, 1998, the Administration projected that revenues for the 1997-98 and 1998-99 Fiscal Years combined would be more than $4.2 billion higher than was projected in January, 1998. The Governor proposed that most of this increased revenue be dedicated to fund a 75 percent cut in the Vehicle License Fee ("VLF").

         The Legislature passed the 1998-99 Budget Bill on August 11, 1998, and the Governor signed it on August 21, 1998. In signing the Budget Bill, the Governor used his line-item veto power to reduce expenditures by $1.360 billion from the General Fund, and $160 million from special funds. Of this total, the Governor indicated that about $250 million of vetoed funds were "set aside" to fund programs for education. Vetoed items included education funds, salary increases and many individual resources and capital projects.

         The 1998-99 Budget Act was based on projected General Fund revenues and transfers of $57.0 billion (after giving effect to various tax reductions enacted in 1997 and 1998), a 4.2 percent increase from the then revised 1997-98 figures. Special Fund revenues were estimated at $14.3 billion. The revenue projections were based on the 1998 May Revision.

         After giving effect to the Governor's vetoes, the Budget Act provided authority for expenditures of $57.3 billion from the General Fund (a 7.3 percent increase from 1997-98), $14.7 billion from Special Funds, and $3.4 billion from bond funds. The Budget Act projected a balance in the SFEU at June 30, 1999 (but without including the "set aside" veto amount) of $1.255 billion, a little more than 2 percent of General Fund revenue. The Budget Act assumed the State will carry out its normal intra-year cash flow borrowing in the amount of $1.7 billion of revenue anticipation notes, which were issued on October 1, 1998.

         The most significant feature of the 1998-99 budget was agreement on a total of $1.4 billion of tax cuts. The central element was a bill which provided for a phased-in reduction of the VLF. Since the VLF was transferred to cities and counties under then-existing law, the bill provided for the General Fund to replace the lost revenues. Started on January 1, 1999, the VLF has been reduced by 25 percent, at a cost to the General Fund of approximately $500 million in the 1998-99 Fiscal Year and about $1 billion annually thereafter.

         In addition to the cut in VLF, the 1998-99 budget included both temporary and permanent increases in the personal income tax dependent credit ($612 million General Fund cost in 1998-99, but less in future years), a nonrefundable renters tax credit ($133 million), and various targeted business tax credits ($106 million).

         Other significant elements of the revised 1998-99 Budget were as follows:

         1. Proposition 98 funding for K-12 schools was increased by $2.2. billion in General Fund moneys over revised
1997-98 levels, over $1 billion higher than the minimum
Proposition 98 guarantee.

         2.   Funding for higher education increased
substantially above the actual 1997-98 level. General Fund support was increased by $339 million (15.6 percent) for the University of California and $271 million (14.5 percent) for the California State University system. In addition, Community Colleges increased by $183 million (9.0 percent).

         3. The Budget included increased funding for health, welfare and social services programs. A 4.9 percent grant increase was included in the basic welfare grants, the first increase in those grants in 9 years.

         4. Funding for the judiciary and criminal justice programs increased by about 15 percent over 1997-98, primarily to reflect increased State support for local trial courts and rising prison population.

         5. Various other highlights of the revised Budget included new funding for resources projects, dedication of $240 million of General Fund moneys for capital outlay projects, funding of a state employee salary increase, funding of 2,000 new Department of Transportation positions to accelerate transportation construction projects, and funding of the Infrastructure and Economic Development Bank ($50 million).

         6. The State received approximately $167 million of federal reimbursements to offset costs related to the incarceration of undocumented alien felons for federal fiscal year 1997. The State anticipated receiving approximately $173 million in federal reimbursements for federal year 1998.

         The May Revision to the 1999-2000 Governor's Budget released on May 14, 1999 (the "1999 May Revision"), reported that stronger than expected economic conditions in the State for the latter part of 1998 and into 1999 would produce total 1998-99 General Fund revenues of about $57.9 billion, almost $1 billion above the Budget Act estimates, and $1.6 billion above the initial estimates in the January Governor's Budget. The 1999 May Revision projects 1998-99 General Fund expenditures of $58.6 billion, about $400 million higher than the January Governor's Budget estimate. Some of this additional revenue will be directed to K-14 schools pursuant to Proposition 98. The 1999 May Revision projected a balance in the SFEU at June 30, 1999 of almost $1.9 billion, $1.3 billion higher than estimated in January.

1999-00 Fiscal Year

         On January 8, 1999, the Governor released his proposed budget for Fiscal Year 1999-00 (the "1999 Governor's Budget"). The 1999 Governor's Budget generally reported that General Fund revenues for 1998-99 and 1999-00 would be lower than earlier projections (primarily due to weaker overseas economic conditions perceived in late 1998), while some caseloads would be higher than earlier projections.

         The 1999 Governor's Budget proposed $60.5 billion of expenditures in 1999-00, with a $415 million SFEU reserve at June 30, 2000. The proposal contained some education funding initiatives and certain limited initiatives in other areas, but was overall relatively limited by the expectation of small revenue gains. The 1999 May Revision projected over $4.3 billion of additional revenues for the 1998-99 and 1999-00 Fiscal Years and called for additional General Fund expenditures of $63.2
billion in 1999-00.    The 1999 Budget Act was signed by the
Governor on June 29, 1999, the first time in six years that the budget had been enacted in time.

         The principal features of the 1999 Budget Act included the following:

         1. Proposition 98 funding for K-12 schools was increased by $1.6 billion in General Fund moneys over revised
1998-99 levels, $108.6 million higher than the minimum
Proposition 98 guarantee.

         2.   Funding for higher education increased
substantially above the actual 1998-99 level.

         3. Increased funding of nearly $600 million for health and human services.

         4. About $800 million from the General Fund was directed toward infrastructure costs, including $425 million in additional funding for the Infrastructure Bank, initial planning costs for a new prison in the Central Valley, additional equipment for train and ferry service, and payment of deferred maintenance for state parks.

         5. The Legislature enacted a one-year additional reduction of 10 percent of the Vehicle License Fee ("VLF") for calendar year 2000, at a General Fund cost of about $250 million in each of fiscal years 1999-00 and 2000-01 to make up lost funding to local governments. Several other targeted tax cuts, primarily for businesses, were also approved, at a cost of $54 million in 1999-00.

         6. A one-time appropriation of $150 million, split between cities and counties, was made to offset property tax shifts during the early 1990s.

         The combination of resurging exports, a strong stock market, and a rapidly-growing economy in 1999 and early 2000 resulted in unprecedented growth in General Fund revenues during fiscal year 1999-00. The latest estimates from the Department of Finance indicate revenues of about $71.2 billion, an increase of over 20 percent over final 1998-99 revenues and $8.2 billion higher than projected for the 1999 Budget Act. The latest estimates indicate expenditures of $67.2 billion in 1999-2000, a $3.5 billion increase over the 1999 Budget Act, but the result still left a record balance in the Special Fund for Economic Uncertainties at June 30, 2000 of over $7.2 billion.


2000-01 Budget

         On January 10, 2000, the Governor released his proposed budget for fiscal year 2000-01. The 2000-01 Governor's Budget ("2000 Governor's Budget") generally reflected an estimate that General Fund revenues for fiscal year 1999-2000 would be higher than projections made at the time of the 1999 Budget Act. Even these positive estimates proved to be greatly understated as continuing economic growth and stock market gains resulted in a surge of revenues. The Administration estimated in the 2000 May Revision that General Fund revenues would total $70.9 billion in 1999-2000, and $73.8 billion in 2000-01, a two-year increase of $12.3 billion above the 2000 Governor's Budget revenue estimates. The latest estimates for 1999-2000 are even higher, with revenues now estimated at $71.2 billion.

         The 2000 Budget Act was signed by the Governor on June 30, 2000, the second consecutive year the State's Budget was enacted on time. The spending plan assumes General Fund revenues and transfers of $73.9 billion, an increase of 3.8 percent above the estimates for 1999-2000. The 2000 Budget Act appropriates $78.8 billion from the General Fund, an increase of 17.3 percent over 1999-2000, and reflects the use of $5.5 billion from the Special Fund for Economic Uncertainties. In order not to place undue pressure on future budget years, about $7.0 billion of the increased spending in 2000-01 will be for one-time expenditures and investments.

         Some of the major features of the 2000 Budget Act were the following:

         1. Proposition 98 funding for K-12 schools was increased by $3.0 billion in General Fund moneys over revised
1999-2000 levels, $1.4 billion higher than the minimum
Proposition 98 guarantee.

         2.   Funding for higher education increased
substantially above the revised 1999-2000 level.

         3. Increased funding of $2.7 billion General Fund for health and human services.

         4.   Significant moneys were devoted for capital outlay.
A total of $2.0 billion of General Fund money was appropriated for transportation improvements, supplementing gasoline tax revenues normally used for that purpose.

         5. A total of about $1.5 billion of tax relief was enacted as part of the budget process.

         6. A one-time appropriation of $200 million, to be split between cities and counties, was made to offset property tax shifts during the early 1990s.

Economic Overview

         California's economy, the largest among the 50 states and one of the largest in the world, has major components in high technology, trade, entertainment, agriculture, manufacturing, tourism, construction and services. Since 1994, California's economy has been performing strongly after suffering a deep recession between 1990-93.

         Fuel and other energy prices have risen sharply in recent months, but the State Department of Finance does not believe this will have a major impact on the State's economy, although some dampening effect may occur. The Department notes that the State and national economies are much more energy-efficient than during the energy crises of the 1970's and early 1980's, and that, adjusted for inflation, motor fuel prices are still 20% below the 1981 level.

         Because of capacity constraints in electric generation and transmission, California electric utilities have been forced to purchase wholesale power at high prices this past summer. Under current deregulation rules for the electric industry enacted in 1996, two of the State's large investor-owned utility ("IOU") companies are not allowed to charge customers the full cost, while rates in a third IOU's service area were cut back after rising sharply to cover wholesale costs. Legislation was enacted to streamline the process for siting new power plants, but it will be several years until a significant number of new suppliers will enter the California market. While the Administration, the Legislature, the State Public Utilities Commission and the Federal Energy Regulatory Commission all are considering further actions to deal with shortcomings in the State's deregulated energy market, it is not possible to predict at this time what the long-term impact of these developments will be on California's economy.

         The State's July 1, 1999 population of over 34 million represented over 12 percent of the total United States population.

         The three largest non-agricultural employment sectors in California in 1999 were services, with 31.3 percent of payroll employment, wholesale and retail trade, with 22.9 percent, and state/local government, with 14.1 percent. California's unemployment rate in 1999 was 5.2 percent, compared to 4.2 percent for the United States at large. Personal income in 1999 rose by 7.4 percent and represented 12.7 percent of the personal income of the United States at large.

Litigation

         The State is presently involved in certain legal proceedings that, if decided against the State, may require the State to make significant future expenditures or may impair future revenue sources. Following are the more significant lawsuits pending against the State as of October 1, 2000:

         Northern California 1997 Flood Litigation: In January of 1997, California experienced major flooding with current estimates of property damage to be approximately $1.6 to $2 billion. To date, three lawsuits have been filed. No trial date has been set.

         In Ceridian Corporation v. Franchise Tax Board, the validity of two sections of the California Tax laws is challenged. The first relates to deduction from corporate taxes for dividends received from insurance companies to the extent the insurance companies have California activities. The second relates to corporate deduction of dividends to the extent the earnings of the dividend-paying corporation have already been included in the measure of their California tax. On August 13, 1998, the court issued a judgment against the Franchise Tax Board on both issues. The Franchise Tax Board has appealed the judgment. If both sections of the California Tax law are invalidated, and all dividends become deductible, then the General Fund can become liable for approximately $200-$250 million annually.

         In Hayes v. Commission on State Mandates, the State was appealing an order to reimburse local school districts for special education programs. The potential liability to the State has been estimated at more than $1.5 billion. The Commission on State Mandates issued a decision in December 1998 determining that a portion, but not all, of the claims constituted state mandated local costs. On June 5, 2000 the Commission adopted parameters and guidelines for reimbursement. The Department of Finance has not yet determined whether to seek judicial review of the Commission's decision.

         In State v. Stringfellow, the State is seeking recovery for cleanup costs of a toxic waste site presently owned by the State. The defendants, however, have filed a counterclaim against the State for alleged negligent acts, resulting in significant findings of liability against the State as owner, operator, and generator of wastes taken to the site. The State has appealed the rulings. Present estimates of the cleanup range from $400 million to $600 million. The trial is expected to begin in late 2001, at the earliest.

         The State is a defendant in a coordinated action involving 3,000 plaintiffs seeking recovery for damages caused by the Yuba River flood of 1986. The trial court has found liability in inverse condemnation and awarded damages of $500,000 to a sample of plaintiffs. The State's potential liability to the remaining plaintiffs ranges from $800 million to $1.5 billion. The trial court's judgment was overturned in August 1999 and a retrial on the inverse condemnation cause of action is set to commence on January 15, 2001.

         In Professional Engineers in California Government v. Wilson, the petitioners challenged transfers of funds from the State Highway Account and the Motor Vehicle Account to the General Fund. The Superior Court ruled in December 1998 that $30.7 million of the $258.2 million transferred from the State

Highway Account to the General Fund violated the California Constitution. The court also invalidated $130.9 million transferred from the Motor Vehicle Account to the General Fund. The court ordered further briefing on the $130 million transfer from the State Highway Account to the Motor Vehicle Account. On April 30, 1999, the court found that the $130 million transfer from the State Highway Account to the Motor Vehicle Account also violated the California Constitution. The State will determine whether to appeal the ruling after a judgment has been issued.

         In Just Say No To Tobacco Dough Campaign v. State of California, the petitioners challenge certain appropriations from the Cigarette and Tobacco Products Surtax Fund. If the State loses, the General Fund would be used to reimburse the Surtax Fund for approximately $166 million. The superior court issued an order in December 1998, granting the State's demurrer to the entire action and dismissing the case. The superior court thereafter reconsidered its ruling and allowed plaintiffs to amend their complaint. The State has demurred to the amended complaint and is awaiting the hearing before the court.

         In Emily Q., et al. v. Belshe, et al., the plaintiffs are seeking a change in early screening procedures for children with mental health needs. The lawsuit is limited to Los Angeles County. The government has filed an answer in this case. An adverse outcome is possible with the potential liability of $500 million per year.

         On December 24, 1997, a consortium of California counties filed a test claim with the Commission on State Mandates (the "Commission") asking the Commission to determine whether the property tax shift from counties to school districts beginning in 1993-94, is a reimbursable state mandated cost. The test claim was heard on October 29, 1998, and the Commission found in favor of the State. In March, 1999, Sonoma County filed suit in the Superior Court to overturn the Commission's decision. The State is contesting this lawsuit. Should the courts find in favor of the counties, the impact to the State General Fund could be as high as $10.0 billion with an annual Proposition 98 General Fund cost of at least $3.6 billion. This cost would grow in accordance with the annual assessed value growth rate.

         In Howard Jarvis Taxpayers Association et al. v. Kathleen Connell, plaintiffs filed a compliant for certain declaratory and injunctive relief challenging the authority of the State Controller to make payments from the State Treasury in the absence of a state budget. On July 21, 1998, the trial court issued a preliminary injunction prohibiting the State Controller from paying moneys from the State Treasury for fiscal year 1998-99, with certain limited exceptions, in the absence of a state budget. The preliminary injunction, among other things, prohibited the State Controller from making any payments pursuant to any continuing appropriation. Immediately thereafter, the Legislature enacted an emergency appropriations bill that allowed continued payment of various State obligations. The matters are now pending before the Court of Appeals. The injunction has been stayed pending appeal. Briefs are being submitted; no date has yet been set for oral argument.

         In Capitola Land v. Anderson and other related state and federal cases, plaintiffs sought payments from the State under the AFDC-Foster Care program. Judgment was rendered against the State in Capitola, which the State appealed and lost. The State then filed a state plan amendment with the federal Department of Health and Human Services to enable the State to comply with the Capitola ruling and receive federal funding. The DHHS denied the state plan amendment, and the State has filed suit against DHHS. The Legislature also enacted a statute which required federal funding in order to comply with the Capitola judgment. The State then refused to implement the Capitola judgment based on the new statute. Certain plaintiffs moved for an order of contempt against the State, which was granted by the trial court, but was stayed and annulled by the Court of Appeal. The plaintiffs are petitioning the California Supreme Court for review. If as a result of this litigation, compliance with the Capitola judgment is required and the judgment is applied retroactively, liability to the State could exceed $200 million.

CONNECTICUT PORTFOLIO

         The following is based on information obtained from an Official Statement, dated June 15, 2000, relating to $450,000,000 State of Connecticut General Obligation Bonds (2000 Series B), the Information Supplement to the Annual Information Statement of the State of Connecticut dated June 21, 2000, and the Annual Information Statement of the State of Connecticut dated February 1, 2000.

General Fund Budgets

         1996-97 Operations The Comptroller's August 29, 1997 annual report indicated a 1996-97 General Fund surplus of over $262 million. State spending ended the year $150.3 million over budget; however, the higher than anticipated expenditures were
more than offset by strong revenue receipts.   State income tax
receipts ended the year $261.9 million over budget despite income tax reductions that became effective during the fiscal year and total tax refunds were $91.5 million under original budget projections owing to large capital gains that reduced or eliminated anticipated refunds. $166.7 million of the fiscal 1996-97 surplus shall be deemed to be appropriated to the Economic Recovery Fund, thereby retiring the principal and interest debt on the Economic Recovery Notes. The remaining $95.9 million of the surplus has been reserved for transfer to the Budget Reserve Fund which, with these additional monies, will total $336.9 million. No assurances can be given that an audit will not indicate changes in the actual 1996-97 General Fund result as reported by the Comptroller.

         1997-98 Operations  Per Section 3-115 of the Connecticut
General Statutes, the Comptroller must submit on an annual basis a budgetary report for the previous fiscal year.

         The Report of the State Comptroller for the Fiscal Year ended June 30, 1998 indicated that under the state's current modified cash basis of accounting, the General Fund posted a net Fiscal Year 1998 surplus of $312,911,356, the highest dollar surplus since Fiscal Year 1987. Fiscal Year 1998 General Fund expenditures inclusive of federal and other grant accounts increased by 5.6% over the prior fiscal year. This increase is more than three times the rate of general inflation and, therefore, represents a historically high level of adjusted spending growth. During Fiscal Year 1998, General Fund appropriations rose $487,462,994 above the budget plan. The higher than anticipated General Fund expenditures were more than offset by revenues that were 6.4% above the prior fiscal year's receipts. The higher revenues were led by a 15.6% rise in gross income tax receipts and a 6.2% increase in the sales tax receipts. The income tax finished Fiscal Year 1998 $461.1 million over budget expectations. The sales tax was $77.6 million over budget. These two tax sources contributed 63% of all General Fund revenue. A strong economy explains the phenomenal growth in revenues.

         1998 - 1999 Operations The adopted budget for fiscal year 1998 - 1999 anticipated General Fund expenditures of $9,972.1 million, General Fund revenues of $9,992.0 million and
an estimated General Fund surplus of $19.9 million.    As of May
31, 1999, the Office of Policy and Management estimates 1998-1999 fiscal year General Fund revenues of $10,593.1 million, General Fund expenditures of $10,562.1 million and an estimated revenue operating surplus of $31.0 million. The estimates, as modified due to legislative action, have been revised upward by $601.1 million from the enacted budget plan and estimated expenditures have been revised upward by $590.0 million.

         1999-2000 Operations The adopted budget for fiscal year 1999-2000 anticipated General Fund revenues of $10,646.0 million. For fiscal year 2000-01, the adopted budget anticipated General fund revenues of $11,090.0 million and General Fund expenditures of $11,085.2 million for a surplus of $4.8 million. The adopted budget is within the expenditure limits prescribed by Article XXVIII of the Amendments to the Constitution of the State of

Connecticut in conjunction with Section 2-33a of the General
Statures, $68.5 million below the cap in fiscal year 1999-2000 and $59.3 million below the cap in fiscal year 2000-01.

         The adopted budget made several modifications to the State's tax law. These changes total approximately $105 million in fiscal year 1999-2000 and $170 million in fiscal year 2000-01. Over the biennium the most significant change is the increase in the income tax credit for property taxes paid from the current $350 per filer to $425 per filer in income year 1999 and $500 per filer in income year 2000. Other major changes include a reduction in taxes paid by hospitals and the exemption of various items from the sales tax. Finally, the adopted budget anticipated that a portion of the proceeds from the tobacco case settlement will be deposited into the General Fund. Over the biennium, the State's anticipated receipts from the settlement are projected to total approximately $300 million of which $78.0 million will be deposited into the General Fund in fiscal year 1999-2000 and $150.3 million will be deposited into the General Fund in fiscal year 2000-01.

         2000-2001 Operations Per Section 4-71 of the Connecticut General Statutes, the Governor is required to submit a status report to the General Assembly on the biennial budget enacted in the previous year. The status report shall include any recommendations for adjustments and revisions to the enacted budget. On February 9, 2000, the Governor submitted to the General Assembly a status report including detailed projections of expenditures and revenues and proposed Midterm Budget Adjustments for the 1999-2000 and 2000-2001 fiscal years.
Special Act No. 00-13 containing the General Assembly's Midterm Budget Adjustments for fiscal years 1999-2000 and 2000-01 was passed by both Houses, and was signed into law by the Governor on May 5, 2000.

         Midterm Budget Adjustments for the 1999-2000 fiscal year anticipate General Fund expenditures of $11,280.8 million, General Fund revenues of $11,281.3 million and an estimated General Fund surplus of $0.5 million. Pursuant to Article XXVIII of the Amendments to the Constitution of the State of Connecticut and Section 2-33a of the Connecticut General Statutes, the Midterm Budget Adjustments would result in a fiscal 2000-01 budget that remains within the limits imposed by the expenditure cap. For fiscal 2000-01, permitted growth in capped expenditures is estimated at 5.48%. The proposed Midterm Budget Adjustments would result in a fiscal 2000-01 budget that is $50.9 million below the expenditure cap.






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

Economic Overview

         Connecticut's economic performance is measured by personal income which has been and is expected to remain among the highest in the nation; gross state product (the value of all final goods and services produced by labor and property located within the State) which demonstrated stronger output growth than the nation in general during the 1980s and lower growth in the 1990s; and employment which although rising, still remains below the levels achieved in the late 1980s as manufacturing employment has declined and non-manufacturing employment has only recently surpassed the employment levels of the late 1980s.

         For 1999, Connecticut experienced a 1.50 percent growth rate in its non-agricultural employment compared with a 2.07 percent growth rate for the nation. The fastest growing private industries are services, and wholesale and retail trade. Small business is fueling much of the growth in these industries. During 1999, Connecticut added an estimated net total of 24,600 nonfarm jobs. During 1999, the unemployment rate in the state was 3.0 percent compared to 4.2 percent for the nation. However, there are still areas of very high unemployment throughout the state, especially in the larger urban centers.

         Connecticut has a high level of personal income. Historically, its average per capita income has been among the highest in the nation. For 1999, Connecticut's average per capita income was 44.7 percent higher than the national average. According to projections made by the U.S. Department of Commerce through the year 2045, Connecticut is expected to continue to rank first in the nation in state per capita income throughout the projected period.

         Connecticut forecasts project continued moderate growth for the State's economy through 2000.

State Indebtedness

         There can be no assurance that general economic difficulties or the financial circumstances of Connecticut or its towns and cities will not adversely affect the market value of its obligations or the ability of Connecticut issuers or obligors of state, municipal and public authority debt obligations to meet their obligations thereunder.

         The State has established various statewide authorities and two regional water authorities, one of which has since become independent, to finance revenue-producing projects, five of which statewide authorities have the power to incur, under certain circumstances, indebtedness for which the State has contingent or, in limited cases, direct liability. In addition, recent


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

State statutes have been enacted and implemented with respect to certain bonds issued by the City of Bridgeport for which the State has contingent liability and by the City of West Haven for which the State has direct guarantee liability.

         Connecticut has no constitutional limit on its power to issue obligations or incur indebtedness other than that it may only borrow for public purposes. In general, Connecticut has borrowed money through the issuance of general obligation bonds for the payment of which the full faith and credit of the State are pledged. There are no express statutory provisions establishing any priorities in favor of general obligation bondholders over other valid claims against Connecticut.

         Connecticut is a high debt state. Net state bonded debt increased to $9.4 billion at the end of Fiscal Year 1999. This represented a .6 percent or $56 million increase over the previous year. Per capita net bonded debt has now reached $2,857. In addition to debt on bonds, the state has unfunded pension obligations, unfunded payments to employees for compensated absences, unfunded workers compensation payments, and capital leases. These additional long-term obligations bring total state debt to $17.2 billion, a $553 million increase over the previous year.

Litigation

         The State, its officers and employees, are defendants in numerous lawsuits. The Attorney General's Office has reviewed the status of pending lawsuits and reports that an adverse decision in certain cases could materially affect the State's financial position.

NEW JERSEY PORTFOLIO

         The following is based on information obtained from an Official Statement, dated August 1, 2000, relating to $29,000,000
State of New Jersey Building Authority State Building Revenue
Bonds, 2000 Series A.

Economic Climate

         New Jersey is the ninth largest state in population and the fifth smallest in land area. With an average of 1,098 persons per square mile, it is the most densely populated of all the states. Between 1980 and 1990 the annual population growth rate was 0.51 percent and between 1990 and 1999 the growth rate accelerated to .55 percent. While this rate of growth compared favorably with other Middle Atlantic States, it was less than the national rate of increase. New Jersey is located at the center of the megalopolis which extends from Boston to Washington, and


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

which includes over one-fifth of the country's population. The extensive facilities of the Port Authority of New York and New Jersey, the Delaware River Port Authority and the South Jersey Port Corporation across the Delaware River from Philadelphia augment the air, land and water transportation complex which has influenced much of the State's economy. This central location in the northeastern corridor, the transportation and port facilities and proximity to New York City make the State an attractive location for corporate headquarters and international business offices. A number of Fortune Magazine's top 500 companies maintain headquarters or major facilities in New Jersey, and many foreign-owned firms have located facilities in the State.

         The State's economic base is diversified, consisting of a variety of manufacturing, construction and service industries, supplemented by rural areas with selective commercial agriculture. Since 1976, casino gambling in Atlantic City has been an important State tourist attraction.

         During 1999 a continuation of the national business expansion, a strong business climate in New Jersey and positive developments in surrounding metropolitan areas were major sources of State economic growth -- the second strongest year for economic growth since 1988.

         Average employment in 1999 increased by 65 thousand jobs compared to 1998. Job gains were primarily spread across the service producing industries with particularly strong growth in wholesale and retail trade (20,500) and business services
(20,200).

         For the last decade, New Jersey's job growth has been concentrated in five clusters of economic activity -- high technology, health, financial, entertainment and logistics. One of every three of the State's workers are in these sectors, and as a whole these sectors accounted for a 19 percent increase in employment over the past decade compared to a four percent employment growth for all other State industries.

         Personal income in New Jersey, spurred by strong labor markets, increased by 5.6 percent in 1999, a rate comparable to the national rate of increase. As a result, retail sales rose by an estimated 7.0 percent. Low inflation, approximately 2 percent, continues to benefit New Jersey consumers and businesses and low interest rates boost housing and consumer durable expenditures. In 1999, home building had its best year since 1988.

         Joblessness fell in terms of both its absolute level and its rate, and by the end of 1999, New Jersey's unemployment rate was at or below that of the nation.


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

         The outlook for 2000-2001 is for continued, although more moderate economic growth. Job gains in the State, reflecting a slowing national economy and labor shortages in skilled technical areas, will be approximately 58,000 and personal income growth will slow to an average of 6.2% in 2000 and 5.9% in 2001.

         A slower growing national economy and the national election year campaign make it increasing unlikely that any changes in national economic or fiscal policy will be implemented that will impact the State's economy significantly in the forecast period. However, uncertainties in the international economy are likely to remain due to oil price and currency issues.

         Other areas of concern include volatility in the stock market, possible significant shifts in consumer and investor confidence, unstable and potentially deflationary international economic conditions, and the prospect of leaner profits for U.S. corporations. In addition, the restructuring of major industry will continue spurred by the imperative of cost containment, globalization of competition, and deregulation. Thus, the forecasts for 2000-2001 contain more risk than the recent past, but the momentum and measures of the State's economic health are favorable.

         The New Jersey outlook is based largely on expected national economic performance and on recent State strategic policy actions aimed at infrastructure improvements, effective education and training of the workforce, and maintaining a competitive business climate. Investments in each of these policy areas are seen as vital to maintaining the long-term health of the State's economy.

Financial Condition

         The State Constitution provides, in part, that no money may be drawn from the State Treasury except for appropriations made by law and that no law appropriating money for any State purpose shall be enacted if the amount of money appropriated therein, together with all other prior appropriations made for the same fiscal year, exceeds the total amount of revenue on hand and anticipated to be available for such fiscal year, as certified by the Governor.

         Should it appear that revenues will be less than the amount anticipated in the budget for a fiscal year, the Governor may take steps to reduce State expenditures. The State
Constitution additionally provides that no supplemental appropriation may be enacted after adoption of an appropriations act except where there are sufficient revenues on hand or


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

anticipated, as certified by the Governor, to meet such appropriation.

         For the fiscal year ended June 30, 2000, the undesignated fund balances for all funds were projected to be $1.18 billion, a decrease of $92 million from fiscal year 1999. The undesignated fund balances for all funds are estimated to be $870 million for fiscal year 2001. Revenues for the General Fund, in which the largest part of the financial operations of the state is accounted for, were estimated to be $19.79 billion for fiscal year 2000 and are estimated to be $21.13 billion in fiscal year 2001.

State Indebtedness

         The New Jersey Sports and Exposition Authority (the "Sports Authority") has issued State guaranteed bonds of which $86,070,000 were outstanding as of June 30, 2000. The State believes that the revenue of the Sports Authority will be sufficient to provide for the payment of debt service on these obligations without recourse to the State's guarantee.

         Legislation enacted in 1992 by the State authorizes the Sports Authority to issue bonds for various purposes payable from State appropriations. Pursuant to this legislation, the Sports Authority and the State Treasurer have entered into an agreement (the "State Contract") pursuant to which the Sports Authority will undertake certain projects, including the refunding of certain outstanding bonds of the Sports Authority, and the State Treasurer will credit to the Sports Authority amounts from the General Fund sufficient to pay debt service and other costs related to the bonds. The payment of all amounts under the State Contract is subject to and dependent upon appropriations being made by the State Legislature. As of June 30, 2000 there were approximately $686,705,000 aggregate principal amount of Sports Authority bonds outstanding, the debt service on which is payable from amounts credited to the Sports Authority Fund pursuant to the State Contract.

         In July 1984, the State created the New Jersey Transportation Trust Fund Authority (the "TTFA"), an instrumentality of the State organized and existing under the New Jersey Transportation Trust Fund Authority Act of 1984, as amended (the "TTFA Act") for the purpose of funding a portion of the State's share of the cost of improvements to the State's transportation system. Pursuant to the TTFA Act, as amended in July 2000, the principal amount of the TTFA's bonds, notes or other obligations which may be issued in any fiscal year generally may not exceed $650 million plus amounts carried over from prior fiscal years. These bonds are special obligations of the TTFA payable from the payments made by the State pursuant to


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

a contract between the TTFA, the State Treasurer and the Commissioner of Transportation. As of June 30, 2000, there were approximately $4,495,245,000 aggregate principal amount of TTFA issues outstanding including $333,875,000 grant anticipation notes issued by the New Jersey Transit Corporation ("NJT"). To the extent these notes are not paid by NJT, these notes are payable by the TTFA pursuant to a Standby Deficiency Agreement entered into by the TTFA and the Trustee for the notes. The Standby Deficiency Agreement was issued on a parity with all bonds issued by the TTFA.

         Pursuant to legislation, the New Jersey Economic Development Authority (the "EDA") has been authorized to issue Economic Recovery Bonds, State Pension Funding Bonds and Market Transition Facility Bonds. The Economic Recovery Bonds have been issued pursuant to legislation enacted in 1992 to finance various economic development purposes. Pursuant to that legislation, EDA and the State Treasurer have entered into an agreement (the "ERF Contract") through which EDA has agreed to undertake the financing of certain projects and the State Treasurer has agreed to credit to the Economic Recovery Fund from the General Fund amounts equivalent to payments due to the State under an agreement with the port Authority of New York and New Jersey.
The payment of all amounts under the ERF Contract is subject to and dependent upon appropriations being made by the State Legislature. As of June 30, 2000 there were approximately $222,547,868 aggregate principal amount of Economic Recovery Fund Bonds outstanding.

         Legislation enacted in June 1997 authorizes the EDA to issue bonds to pay a portion of the State's unfunded accrued pension liability for the State's retirement systems (the "Unfunded Accrued Pension Liability"), which, together with amounts derived from the revaluation of pension assets pursuant to companion legislation enacted at the same time, will be sufficient to fully fund the Unfunded Accrued Pension Liability. The Unfunded Accrued Pension Liability represents pension benefits earned in prior years which, pursuant to standard actuarial practices, are not yet fully funded. On June 30, 1999, the EDA issued $2,797,004,765 aggregate principal amount of State Pension Funding Bonds. The EDA and the State Treasurer have entered into an agreement which provides for the payment to the EDA of monies sufficient to pay debt service on the bonds. Such payments are subject to and dependent upon appropriations being made by the State Legislature.

         The Market Transition Facility Bonds have been issued pursuant to legislation enacted June 1994 to pay the current and anticipated liabilities and expenses of the market transition facility, which issued private passenger automobile insurance policies for drivers who could not be insured by private


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

insurance companies on a voluntary basis. As of June 30, 2000, there were approximately $604,020,000 aggregate principal amount of Market Transition Bonds outstanding.

         The authorizing legislation for certain State entities provides for specific budgetary procedures with respect to certain obligations issued by such entities. Pursuant to such legislation, a designated official is required to certify any deficiency in a debt service reserve fund maintained to meet payments of principal of and interest on the obligations, and a State appropriation in the amount of the deficiency is to be made. However, the State legislature is not legally bound to make such an appropriation. Bonds issued pursuant to authorizing legislation of this type are sometimes referred to as "moral obligation" bonds. There is no statutory limitation on the amount of "moral obligation" bonds which may be issued by eligible State entities. "Moral obligation" bonded indebtedness issued by State entities as of June 30, 1999 stood at an aggregate principal amount of $689,355,315. Of this total, $363,315,315 was issued by the New Jersey Housing and Mortgage Finance Agency. This Agency has never had a deficiency in a debt service reserve fund that required the State to appropriate funds to meet its "moral obligation," and it is anticipated to earn sufficient revenues to cover debt service on its bonds.
The Higher Education Assistance Authority and the South Jersey Port Corporation issued moral obligation indebtedness in aggregate principal amounts of $248,080,000 and $77,960,000, respectively. It is anticipated that the Higher Education Assistance Authority's revenues will be sufficient to cover debt service on its bonds. However, the State has periodically provided the South Jersey Port Corporation with funds to cover all debt service and property tax requirements, when earned revenues are anticipated to be insufficient to cover these obligations.

Litigation

         At any given time, there are various numbers of claims and cases pending against the State, State agencies and employees, seeking recovery of monetary damages that are primarily paid out of the fund created pursuant to the New Jersey Claims Act. The State does not formally estimate its reserve representing potential exposure for these claims and cases. The State is unable to estimate its exposure for these claims and cases and intends to defend these suits vigorously. Among them are suits challenging: (a) the State's compliance with the Clear Water Act and Resource Conservation Act at Liberty State Park;
(b) the constitutionality of annual A-901 hazard and solid waste licensure renewals fees collected by the Department of Environmental Protection and Energy; (c) the State's compliance with the court order in Abbot v. Burke to close the spending gap


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

between poor urban and wealthy school districts; (d) the constitutionality of the State's system of funding for its schools; (e) the use of monies collected under the Fair Automobile Insurance Reform Act of 1990 through assessments on insurers licensed or admitted to write property and casualty insurance in the State; (f) violations of the Americans with Disabilities Act of 1990 and discrimination charges against the State Department of Corrections; (g) the spousal impoverishment provisions of the Medicare Catastrophic Coverage Act; (h) Medicaid hospital reimbursement since 1995; (i) efforts to revitalize Atlantic City through the design and construction of a highway and tunnel; (j) the funding mechanisms, including the gross receipts tax, the parking tax and the Atlantic City fund, for the Casino Reinvestment Development Authority; (k) nonpayment of Medicare co-insurance and deductibles by the State Medicaid program from 1988 to February 10, 1995; (l) the Camden country solid waste procurement process; (m) the constitutionality, under the State constitution, of the "family cap" provisions of the State Work First New Jersey; (n) the $10 per adjusted hospital admission charges imposed by New Jersey law; (o) the practices of the Division of Youth and Family Services; (p) illegal taking of property of the City of Cape May; and (q) discrimination in the administration of the Police & Fireman Retirement System.

VIRGINIA PORTFOLIO

         The following is based on information obtained from an Official Statement, dated June 1, 2000, relating to $60,900,000
Virginia College Building Authority, Educational Facilities
Revenue Bonds, Series 2000.

         Economic Climate

         The Commonwealth's 1998 population of 6,791,300 was 2.5 percent of the United States' total. Among the 50 states, it ranked twelfth in population. With 39,598 square miles of land area, its 1997 population density was 170 persons per square mile, compared with 73 persons per square mile for the United States.

         The Commonwealth is divided into five distinct regions- -a coastal plain cut into peninsulas by four large tidal rivers, a piedmont plateau of rolling farms and woodlands, the Blue Ridge Mountains, the fertile Shenandoah Valley and the Appalachian plateau extending over the southwest corner of the Commonwealth. Approximately one-third of all land in Virginia is used for farming and other agricultural services. This variety of terrain, the location of the Commonwealth on the Atlantic Seaboard at the southern extremity of the northeast population corridor and its close proximity to the nation's capital have had



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

a significant influence on the development of the present economic structure of the Commonwealth.

         The largest metropolitan area is the Northern Virginia portion of the Washington, D.C. metropolitan area. This is the fastest growing metropolitan area in the Commonwealth and had a 1998 population of 2,041,900. Northern Virginia has long been characterized by the large number of people employed in both civilian and military work with the federal government. However, it is also one of the nation's leading high-technology centers for computer software and telecommunications.

         According to the U.S. Department of Commerce, Virginians received over $187 billion in personal income in 1998. This represents a 76.8 percent increase over 1988 while the nation as a whole experienced a gain of 75.9 percent for the same period. In 1998, Virginia had per capita income of $27,489, the highest of the Southeast region and greater than the national average of $26,482. Virginia's per capita income rose from 94 percent to 103 percent of the national average from 1970 to 1998. From 1988 to 1998, Virginia's 5.3 percent average rate of growth in personal per capita income was slightly less than the national rate of growth. Much of Virginia's per capita income gain in these years has been due to the continued strength of the manufacturing sectors, rapid growth of high-technology industries, basic business services, corporate headquarters and regional offices and the attainment of parity with the nation in labor force participation rates.

         More than 3 million residents of the Commonwealth are in the civilian labor force, which includes agricultural and nonagricultural employment, the unemployed, the self-employed and residents who commute to jobs in other states. Services, the largest employment sector, accounted for 30.9 percent of nonagricultural employment in 1998, and has increased by 23.3 percent from 1994-1998, making it the fastest growing sector in the Commonwealth. Manufacturing is also a significant employment sector, accounting for 12.2 percent of nonagricultural employment in 1998. The industries with the greatest manufacturing employment are transportation equipment, textiles, food processing, printing, electric and electronic equipment, apparel, chemicals, lumber and wood products and machinery. Employment in the manufacturing sector increased 0.2% from 1994 to 1998.

         Virginia generally has one of the lowest unemployment rates in the nation, according to statistics published by the U.S. Department of Labor. During 1998, an average of 2.9 percent of Virginia's citizens were unemployed as compared with the national average which was 4.5 percent.




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

         Virginia is one of twenty states with a Right-to-Work Law and has a record of good labor management relations. Its favorable business climate is reflected in the relatively small number of strikes and other work stoppages it experiences.

         Virginia is one of the least unionized of the more industrialized states. Three major reasons for this situation are the Right-to-Work Law, the importance of manufacturing industries such as textiles, apparel, electric and electronic equipment and lumber which are not highly organized in Virginia and the importance of federal civilian and military employment. Typically the percentage of nonagricultural employees who belong to unions in the Commonwealth has been approximately half the U.S. average.

         Financial Condition

         The Constitution of Virginia limits the ability of the Commonwealth to create debt. The Constitution requires the Governor to ensure that expenses do not exceed total revenues anticipated plus fund balances during the period of two years and six months following the end of the General Assembly session in which the appropriations are made. An amendment to the Constitution, effective January 1, 1993, established the Revenue Stabilization Fund. The Revenue Stabilization Fund is used to offset, in part, anticipated shortfalls in revenues in years when appropriations, based on previous forecasts, exceed expected revenues in subsequent forecasts. As of June 30, 1999, $361,471,000 was on deposit in the Revenue Stabilization Fund.
In addition, $194,135,000 of the General Fund balance on June 30, 1998 was reserved for deposit in the Revenue Stabilization Fund.

         Tax-supported debt of Virginia includes both general obligation debt and debt of agencies, institutions, boards and authorities for which debt service is expected to be made in whole or in part from appropriations of tax revenues. Certain bonds issued by certain authorities that are designed to be self-supporting from their individual loan programs are secured in part by a moral obligation pledge of Virginia. Virginia may fund deficiencies that may occur in debt service reserves for moral obligation debt. To date, these authorities have not requested that the Commonwealth fund reserve deficiencies for this debt. There are also several authorities and institutions of the Commonwealth that issue debt for which debt service is not paid through appropriations of state tax revenues and for which there is no moral obligation pledge to consider funding debt service or reserve fund deficiencies.

         On December 19, 1997, the outgoing Governor presented to the General Assembly the 1998-2000 Budget Bill for the 1998-2000 biennium. The 1998-2000 Budget Bill presented by the Governor


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

provided about $2,242.1 million in operating increases from the general fund above fiscal year 1998 appropriation levels. Of this amount $211.4 million was for deposit to the Revenue Stabilization Fund. The remainder provided for increases in K-12 education ($874.2 million), higher education ($345.5 million), public safety, economic development, health and human resources and natural resources. The 1998-2000 Budget Bill also provided $350 million in funding for tax reductions, including $260 million for the first installment of a proposal to eliminate the personal property tax on the personal use vehicles valued up to $20,000 and a proposal to eliminate the sales tax on non-prescription drugs. In addition to increases to operating funds, the 1998-2000 Budget Bill provided $532.8 million in pay-as-you-go funding for capital projects.

         On January 26, 1998, the incoming Governor submitted amendments to the introduced 1998-2000 Budget Bill to fund his commitments to provide additional teachers in K-12 classrooms ($35.1 million) and to eliminate the personal property tax on personal use vehicles valued up to $20,000 ($233.2 million). His amendment also made minor adjustments, many of them based on updated information available since the 1998-2000 Budget Bill was introduced. Revenue adjustments included a revised estimate of general fund revenue, a revised accounting for interest earnings, and elimination of a Lottery Special Reserve Fund.

         The 1998-2000 Budget Bill enacted by the 1998 General Assembly in its 60-day Session, which began January 14, 1998, included $447 million for personal property tax relief and $80.8 million for local school construction and repair. The Governor signed the 1998-2000 Budget Bill into law on April 14, 1998. The 1998-2000 Budget Bill became the 1998-2000 Appropriation Act and its provisions went into effect on July 1, 1998.

         On December 18, 1998, the Governor presented to the General Assembly amendments to the 1998-2000 Appropriation Act, as amended (the "1999 Budget Bill"). The amendment represented an aggregate increase of $868.8 million in general fund appropriations above the amounts appropriated for the 1998-2000 biennium in the amended 1998-2000 Appropriation Act. The 1999 Budget Bill provided for continued tax relief for Virginians, with the continuation of the phased-in car tax relief, a first step toward reducing the sales tax on food for home consumption, and a military pay exclusion from state income tax of up to $15,000 of basic pay. The 1999 Budget Bill became law on April 7, 1999.

         On December 18, 1999, the Governor presented to the General Assembly amendments to the 1999 Appropriation Act affecting the remainder of the 1998-2000 biennium (the "2000 Amendments to the 1999 Appropriation Act"). The amendments


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

represented an aggregate increase of $683.8 million to general fund revenues available for appropriation and also contained additional spending proposals in the amount of $176.0 million from the general fund and $129.3 million in nongeneral funds. The 2000 Amendments to the 1999 Appropriation Act became effective on May 19, 2000.

         Litigation

         The Commonwealth, its officials and employees are named as defendants in legal proceedings which occur in the normal course of governmental operations, some involving substantial amounts. It is not possible at the present time to estimate the ultimate outcome or liability, if any, of the Commonwealth with respect to these lawsuits. However, the ultimate liability resulting from these suits is not expected to have a material, adverse effect on the financial condition of the Commonwealth.

         In Davis v. Michigan (decided March 28, 1989), the United States Supreme Court ruled unconstitutional states' exempting from state income tax the retirement benefits paid by the state or local governments without exempting retirement benefits paid by the federal government. At that time, Virginia exempted state and local retirement benefits but not federal retirement benefits. At a Special Session held in April 1989, the General Assembly repealed the exemption of state and local retirement benefits.

         In Harper v. Department of Taxation, commenced in 1989, federal retirees sought refunds of state income taxes during 1985-1988. In a Special Session in 1994, the General Assembly passed emergency legislation to provide payments in five annual installments to federal retirees in settlement of their claims for overpaid taxes. In 1995 and 1996, the General Assembly passed legislation allowing more retirees to participate in the settlement. As of June 30, 1997, the estimated total cost to the Commonwealth for the settlement was approximately $316.2 million.

         On September 15, 1995, the Virginia Supreme Court rendered its decision in Harper, reversed the judgment of the trial court, entered final judgment in favor of the plaintiff retirees who elected not to settle, and directed that the amounts unlawfully collected be refunded with statutory interest. The total cost of refunding all Virginia income taxes paid on federal pensions on account of the settlement (approximately $316.2 million) and the judgment ($78.7 million) is approximately $394.9 million, of which $329 million ($250.2 in respect of the settlement and the entire $78.7 million in respect of the judgment) has been paid, leaving $66 million payable in respect of the settlement. This final payment was originally scheduled to be paid on March 31, 1999. During the 1998 Session of the


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

General Assembly, legislation was approved providing for the early payment of the remaining balance on September 20, 1998, (subject to appropriation) and providing that the undesignated and unreserved general fund balance is met on August 15, 1998. Since such balances were not met, a special installment payment of 52.8592 percent of the remaining balance (approximately $34.88 million) was made on September 30, 1998 with payment of the final balance ($31.1 million) made on March 31, 1999.

FLORIDA PORTFOLIO

         The following is based on information obtained from an Official Statement, dated August 1, 2000, relating to
$200,000,000 State of Florida, State Board of Education, Public
Education Capital Outlay Bonds, 2000 Series A.

Economic Climate

         As of April 1, 1998, Florida is the fourth most populous state in the nation with an estimated population of 15.0 million. Strong population growth is the fundamental reason why Florida's economy has typically performed better than the nation as a whole. Since 1990, U.S. population has increased about 1.0% annually, while Florida's population has averaged a 1.9% annual increase. Florida has been and continues to be one of the fastest growing of the largest states.

         Many of the nation's senior citizens choose Florida as their place of retirement. The State, however, is also recognized as attracting a significant number of working age people. In recent years, the prime working age population (18-
64) has grown at an average annual rate of more than 2.0%. Florida's economic assets, such as competitive wages and low per capital taxes, have attracted new businesses and created many new job opportunities.

         Over the years, Florida's total personal income has grown at a strong pace and outperformed both the U.S. and other southeastern states. The increase in Florida's total personal income directly reflects the State's population increase. Florida's per capital personal income has been closely tracking the national average for many years. From 1992 to 1998, Florida's total personal income grew by 43.4% and per capital income expanded approximately 29.8%. For the nation, total and per capital personal income increased by 36.3% and 28.5%, respectively.

         Sources of personal income differ in Florida from that of the nation and the southeast. Because Florida has an older and proportionally larger retirement population, property income (dividends, interest, and rent) and transfer payments (social


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

security, retirement, disability, unemployment insurance, workers' compensation, veterans and miscellaneous) are a relatively more important source of income. A positive aspect of greater reliance on property income and transfer payments is that they are less sensitive to the business cycle and act as a stabilizing force in weak economic periods.

         Since 1992, Florida's population increased 11.7%, while the number of employed persons increased 15.0%. In spite of Florida's rapid population growth, employment has grown even faster. The nonfarm job creation rate for Florida's nonfarm jobs has increased by 24.6% while U.S. nonfarm jobs increased only 15.9%. Contributing to Florida's rapid rate of growth in employment and income are international trade and structural changes to the economy. The State is gradually becoming less dependent on employment related to construction, agriculture, and manufacturing, and more dependent on employment related to trade and services. Presently, services constitute 35.2% and trade 25.7% of the State's total nonfarm jobs.

Fiscal Matters

         On November 8, 1994 a constitutional amendment was ratified by the voters which limits the growth in state revenues in a given fiscal year to no more than the average annual growth rate in Florida personal income over the previous five years. Revenues collected in excess of the limitation are to be deposited into the Budget Stabilization Fund unless 2/3 of the members of both houses of the legislature vote to raise the limit. The limit is based on actual revenues from the prior fiscal year. State revenues are defined as taxes, licenses, fees, charges for services imposed by the Legislature on individuals, business or agencies outside of state government and revenue from the sale of lottery tickets.

         Florida prepares an annual budget which is formulated each year and presented to the Governor and Legislature. Under current law, the State budget as a whole, and each separate fund within the State budget, must be kept in balance from currently available revenues each State fiscal Year.

         The financial needs of the State are addressed by legislative appropriations through the use of three fund types: the General Revenue Fund, trust funds, and the Working Capital Fund. In addition, Article III of the Florida Constitution establishes a fourth fund type known as the Budget Stabilization Fund. The trust funds received by the state consist of monies which are designated for an authorized purpose. New trust funds may not be created without the approval of three-fifths of the membership of each house of the Legislature; and all trust funds, with limited exceptions, terminate after four years unless


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

reenacted. Revenues in the General Revenue Fund, which are in excess of the amount needed to meet appropriations, may be transferred to the Working Capital Fund.

         In fiscal year 1996-1997, Florida derived an estimated 67 percent of its total direct revenues from State taxes and fees. Federal funds and other special revenues accounted for the remaining revenues. Florida does not currently impose an individual income tax. The greatest single source of tax receipts in Florida is the sales and use tax, accounting for 68 percent of general revenue funds available. For the fiscal year 1998, receipts from this source were $11,829 million.

         In fiscal year 1996-97, the estimated General Revenue plus Working Capital and Budget Stabilization Funds available totalled $16,617.4 million, a 6.7 percent increase from fiscal year 1995-96. The $15,568.7 million in Estimated Revenues represents a 6.3 percent increase from the analogous figures in 1995-96. With combined General Revenue, Working Capital Fund and Budget Stabilization Fund appropriations at $15,537.2 million unencumbered reserves at the end of 1996-97 were estimated at $1,080.2 million.

         For fiscal year 1997-98, the General Revenue plus
Working Capital and Budget Stabilization Funds available total
$17,553.9 million, a 5.6 percent increase over 1996-97.  The
$16,321.6 million in Estimated Revenues represented a 4.8 percent increase over the analogous figure in 1996-97.

         For fiscal year 1998-99, the estimated General Revenue plus Working Capital and Budget Stabilization funds available total $19,481.8 million, a 5.2% increase over 1997-98. The $17,779.5 million in Estimated Revenues represent a 5.0% increase over the analogous figure in 1997-98. With combined General Revenue, Working Capital Fund, and Budget Stabilization Fund appropriations at $18,222.0 million, including a $100.9 million transfer to the Budget Stabilization Fund, unencumbered reserves at the end of 1998-99 are estimated at $1,360.7 million.

         For fiscal year 1999-00, the estimated General Revenue plus Working Capital and Budget Stabilization funds available total $20,133.9 million, a 3.3% increase over 1998-99. The $18,555.2 million in Estimated Revenues represent a 4.4% increase over the analogous figure in 1998-99.

         For fiscal year 2000-2001, the estimated General Revenue plus Working Capital and Budget Stabilization funds available total $21,359.0 million, a 3.7% increase over 1999-2000. The $19,320.7 million in Estimated Revenues represent a 3.1% increase over the analogous figure in 1999-2000.



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

         The Florida Constitution places limitations on the ad valorem taxation of real estate and tangible personal property for all county, municipal or school purposes, and for water management districts. Counties, school districts and municipalities are authorized by law, and special districts may be authorized by law, to levy ad valorem taxes. The State does not levy ad valorem taxes on real property or tangible personal property. These limitations do not apply to taxes levied for payment of bonds and taxes levied for periods not longer than two years when authorized by a vote of the electors. The Florida Constitution and the Florida Statutes provide for the exemption of homesteads from all taxation, except for assessments for special benefits, up to the assessed valuation of $5,000. For every person who is entitled to the foregoing exemption, the exemption is increased to a total of $25,000 of assessed valuation for taxes levied by governing bodies.

MASSACHUSETTS PORTFOLIO

         The following was obtained from an Official Statement, dated September 7, 2000, relating to $400,000,000 General
Obligation Bond Anticipation Notes, 2000 Series A,  and The
Commonwealth of Massachusetts, Information Statement dated March
3, 2000, as supplemented August 29, 2000.

Economic Climate

         Massachusetts is a densely populated state with a well-educated population, comparatively high income levels, low rates of unemployment, and a relatively diversified economy. While the total population of Massachusetts has remained fairly stable in the last twenty years, significant changes have occurred in the age distribution of the population: dramatic growth in residents between the ages of 20 and 44 since 1980 is expected to lead to a population distributed more heavily in the 65 and over-age group in 2015 and 2025. Just as the working-age population has increased, income levels in Massachusetts since 1980 have grown significantly more than the national average, and a variety of measures of income show that Massachusetts residents have significantly higher rates of annual income than the national average. These high levels of income have been accompanied by a significantly lower poverty rate and, with the exception of the recession of the early 1990s, considerably lower unemployment rates in Massachusetts than in the United States since 1980. While economic growth in Massachusetts slowed considerably during the recession of 1990-1991, indicators such as retail sales, housing permits, construction, and employment levels suggest a strong and continued economic recovery.

         Per capita personal income for Massachusetts residents was $35,551 in 1999, as compared to the national average of


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

$28,542. While per capita personal income is, on a relative scale, higher in Massachusetts than in the United States as a whole, this is offset to some extent by the higher cost of living in Massachusetts.

         The Massachusetts services sector, with 36.0 percent of the non-agricultural work force in December 1999, is the largest sector in the Massachusetts economy. Government employment represents 12.8 percent of total non-agricultural employment in Massachusetts. While total employment in construction, manufacturing, trade, government, services, and finance, insurance and real estate declined between 1988 and 1992, the economic recovery that began in 1993 has been accompanied by increased employment levels. Since 1994, total employment levels in Massachusetts have increased at yearly rates of approximately
2.0 percent. Total non-agricultural employment in Massachusetts grew at a rate of 1.9 percent in 1999.

         While the Massachusetts Unemployment Rate was significantly lower than the national average between 1979 and 1989, the economic recession of the early 1990s caused unemployment rates in Massachusetts to rise significantly above the national average. However, the economic recovery that began in 1993 has caused unemployment rates in Massachusetts to decline faster than the national average. As a result, since 1994 the unemployment rate in Massachusetts has been below the national average. The unemployment rate in Massachusetts during 1999 was
3.2 percent, compared to 4.2 percent for the nation.

         Between 1982 and 1988, the economies of Massachusetts and New England were among the strongest performers in the nation, with growth rates considerably higher than those for the national economy as a whole. Between 1989 and 1992, however, both Massachusetts and New England experienced growth rates significantly below the national average. Since then, the growth rates in Massachusetts and New England have improved relative to the nation. In 1995 and 1996, the economies of both Massachusetts and New England grew at a faster pace than the nation as a whole. For 1997, Massachusetts Gross State Product increased by 4.4 percent compared to 4.3 percent for the nation as a whole.

         The economy of Massachusetts remains diversified among several industrial and non-industrial sectors. In 1997, the private services producing industries (transportation and public utilities; wholesale and retail trade; finance, insurance and real estate; and "services") contributed 72.3 percent of the total Massachusetts Gross State Product.

         The downside risks for Massachusetts include the shortage of skilled labor, low net population growth which will


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

further constrain job creation, and the prominence of the financial services industry in the economy coupled with a relatively high proportion of non-wage income, both of which are sensitive to the performance of the financial markets.

Financial Condition

         Under its constitution, the Commonwealth may borrow money (a) for defense or in anticipation of receipts from taxes or other sources, any such loan to be paid out of the revenue of the year in which the loan is made, or (b) by a two-thirds vote of the members of each house of the Legislature present and voting thereon.

         Certain independent authorities and agencies within the Commonwealth are statutorily authorized to issue bonds and notes for which the Commonwealth is either directly, in whole or in part, or indirectly liable. The Commonwealth's liabilities with respect to these bonds and notes are classified as either
(a) Commonwealth-supported debt, (b) Commonwealth-guaranteed debt or (c) indirect obligations.

         Debt service expenditures of the Commonwealth in Fiscal Year 1992 totaled $898.3 million, representing a 4.7 percent decrease from Fiscal Year 1991. Debt service expenditures for Fiscal Year 1995, Fiscal Year 1996, Fiscal Year 1997, Fiscal Year 1998 and Fiscal Year 1999 were $953.0 million, $905.1 million, $997.6 million, $1,079.3 million and $1,173.8 million, respectively, and are projected to be $1,196.7 million for Fiscal Year 2000. In January 1990, legislation was enacted which imposes a 10 percent limit on the total appropriations in any fiscal year that may be expended for payment of interest on general obligation debt (excluding Fiscal Recovery Bonds) of Massachusetts.

         In Fiscal Year 1998, legislation was approved to construct a new convention center in Boston and to expand existing facilities in Worcester and Springfield. The projects will be furnished with increases in certain taxes on hotels and vehicle rentals, and the dedication of state taxes on new businesses in Boston's Convention Center Finance District. These new revenue sources will be sufficient to pay the interest on the general obligation notes that will be sold to finance construction. The notes will be permanently financed with special obligation revenue bonds when construction of the new facility is completed, probably in 2002.

         In Fiscal Year 1990, Massachusetts had a GAAP basis budget deficit of nearly $1.9 billion. That deficit margin steadily decreased and in 1995, the Commonwealth ended the year with a GAAP basis budget surplus of $287.4 million. In 1996, the


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

GAAP basis budget surplus was $709.2 million and the statutory basis surplus was $1.1 billion.

         In Fiscal Year 1996, the Commonwealth Stabilization Fund was funded to its statutory limit of $543.3 million. An additional $232 million was available for deposit into the Fund but, because it had reached its statutory ceiling, these funds flowed into the Tax Reduction Fund, triggering a $150 million income tax cut for Tax Year 1996 and an $84 million tax cut for Tax Year 1997.

          Actual Tax revenues for Fiscal Year 1997 totaled approximately $12.865 billion, a 6.8 percent increase, over Fiscal Year 1996. The Executive Office for Administration and Finance believes that much of the unanticipated growth in revenues was caused by stronger than expected economic growth and the increase in capital gains resulting from the strong stock market in calendar year 1996.

         The Fiscal Year 1998 budget was enacted based on a joint tax revenue estimate of $12.85 billion. The Secretary of Administration and Finance revised the fiscal 1998 tax revenue forecast to $13.06 billion on July 30, 1997, to $13.2 billion on October 15, 1997, to $13.154 billion on January 16, 1998 and to $13.3 billion on May 5, 1998. The January 16, 1998 estimate included an aggregate $6 million downward adjustment reflecting tax law changes enacted after October 15, 1997 and a $140 million downward adjustment reflecting a one-time change in the sales tax payment schedule. Final Fiscal Year 1998 revenues totaled $14.025 billion.

         The Fiscal Year 1999 budget was enacted on the basis of a consensus tax revenue forecast of $14.4 billion, as agreed by both houses of the legislative and the Secretary of Administration and Finance in May 1998. The tax cuts incorporated into the budget, valued by the Department of Revenue at $990 million in fiscal 1999, had the effect of rechecking the consensus forecast to $13.41 billion. On August 19, 1998, the Executive Office of Administration and Finance raised the fiscal 1999 tax estimate by $200 million to approximately $13.61 billion. The Fiscal Year 1999 tax estimate was raised again in the Governor's budget submission filed on January 27, 1999, to $14.0 billion.

         On January 27, 1999 the Governor filed his Fiscal Year 2000 budget recommendations with the House of Representatives. The proposal calls for budgeted expenditures of approximately $20.391 billion and total Fiscal Year 2000 spending of $20.556 billion after adjusting for shifts to and from off-budget accounts. The proposed Fiscal Year 2000 spending level represents a $405.2 million, or 2.0%, increase over projected


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

total Fiscal Year 1999 expenditures of $20.151 billion. Budget revenues for Fiscal 2000 are projected to be a $20.241 billion, or 3.2%, increase over the $19.699 billion forecast for Fiscal Year 1999. The Governor's proposal projects a Fiscal Year 2000 ending balance in the budgeted funds of approximately $1.625 billion, including a Stabilization Fund balance of approximately $1.390 billion.

         The fiscal 2000 budget was enacted in November, 1999 on the basis of a consensus tax revenue forecast of $14,850 billion, as agreed by both houses of the Legislature and the Secretary of Administration and Finance in late April, 1999. The tax cuts incorporated into the budget, valued by the Department of Revenue at $145 million in fiscal 2000, had the effect of reducing the consensus forecast to $14.705 billion. The fiscal 2000 tax estimate was raised to $15.288 billion in the Governor's fiscal 2001 budget submission, filed on January 26, 2000.

         The fiscal 2000 budget contained several tax law changes, three of which are anticipated to reduce tax revenues in fiscal 2000. The budget reduced the income tax rate from 5.95% to 5.75% over three years, with a 5.85% rate effective January 1, 2000, a 5.80% rate effective January 1, 2001 and a 5.75% rate effective January 1, 2002. The Department of Revenue estimates that the budgetary cost of these provisions will be approximately $65 million in fiscal 2000, $166 million in fiscal 2001, $244 million in fiscal 2002 and $293 million in fiscal 2003 and annually thereafter. A second set of provisions that is expected to affect revenue collections in fiscal 2000 allows taxpayers, retroactively to 1996, to use capital losses more comprehensively to offset capital gains and interest and dividend income. The fiscal 2000 budget also provided for the elimination of the "pay-to-play" provisions of Massachusetts tax law, whereby a taxpayer is required to pay a state tax assessment before appealing the rules to the Appellate Tax Board or the courts.

         On January 26, 2000, the Governor filed his fiscal 2001 budget recommendations with the House of Representations. The proposal calls for budgeted expenditures of approximately $21.346 billion. The proposed fiscal 2001 spending level represents the transfer off budget of $645 million of sales tax revenues (and approximately $632 million of spending) as a result of the forward funding of the Massachusetts Bay Transportation Authority. After accounting for this shift, the Governor's budget represents a $596 million, or 2.8%, increase over estimated total fiscal 2000 expenditures of $21.382 billion. Budgeted revenues for fiscal 2001 are estimated to be $21.315 billion. After accounting for the revenue shift off budget, the Governor's budget submission represents a $599 million, or 2.8%, increase over the $21.360 billion forecast for fiscal 2000. The Governor's proposal projects a fiscal 2001 ending balance in the


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

budgeted funds of $1.979 bullion, including a Stabilization Fund balance of $1.599 billion.

         The Governor's budget recommendation is based on a tax revenue estimate of $14,903 billion. After accounting for the revenue shift off budget, this represents a $260 million, or 1.7%, increase over fiscal 2000 estimated tax revenues of $15.288 billion. The estimate reflects $135 million in income tax cuts, including a reduction of the personal income tax rate from 5.95% to 5% over three years.

         In November 1980, voters in the Commonwealth approved a state-wide tax limitation initiative petition, commonly known as Proposition 2 1/2, to constrain levels of property taxation and to limit the charges and fees imposed on cities and towns by certain government entities, including county governments. The law is not a constitutional provision and accordingly is subject to amendment or repeal by the Legislature. Proposition 2 1/2 limits the property taxes that a Massachusetts city or town may assess in any fiscal year to the lesser of (i) 2.5 percent of the full and fair cash value of real estate and personal property therein and (ii) 2.5 percent over the previous fiscal year's levy limit plus any growth in the base from certain new construction and parcel subdivisions. In addition, Proposition 2 1/2 limits any increase in the charges and fees assessed by certain governmental entities, including county governments, on cities and towns to the sum of (i) 2.5 percent of the total charges and fees imposed in the preceding fiscal year, and (ii) any increase in charges for services customarily provided locally or services obtained by the city or town. The law contains certain override provisions and, in addition, permits certain debt servicings and expenditures for identified capital projects to be excluded from the limits by a majority vote, in a general or special election.

         During the 1980's, Massachusetts increased payments to its cities, towns and regional school districts ("Local Aid") to mitigate the impact of Proposition 2 1/2 on local programs and services. In Fiscal Year 1999, approximately 21.5 percent of Massachusetts' budget is estimated to have been allocated to Local Aid. Local Aid payments to cities, towns and regional school districts take the form of both direct and indirect assistance. Direct Local Aid consists of general revenue sharing funds and specific program funds sent directly to local governments and regional school districts as reported on the so-called "cherry street" prepared by the Department of Revenue, excluding certain person funds and nonappropriated funds.

         During Fiscal Years 1995, 1996, 1997, 1998 and 1999,
Medicaid expenditures of the Commonwealth were $3.398 billion, $3.416 billion, $3.456 billion, $3.666 billion and $3.856 billion, respectively.  The average annual growth rate from


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

Fiscal Year 1995 to Fiscal Year 1999 was 3.3 percent. The Executive Office for Administration and Finance estimates that Fiscal Year 2000 Medicaid expenditures will be approximately $4.092 billion, an increase of 6.1% from fiscal year 1999.

         The Division of Medical Assistance has implemented a number of savings and cost control initiatives including managed care, utilization review and the identification of third party liabilities. In spite of increasing caseloads, Massachusetts has managed to keep annual growth in per capital expenditures low. From fiscal 1995 through fiscal 1999, per capita costs have increased an average 2.0% annually. Beginning in fiscal 1999, the state expanded eligibility for the Medicaid program, resulting in a total of 943,395 members at the end of fiscal 1999 or a 19.4% increase over the case load at fiscal 1998.

         The Legislature passed health care reform bills in July, 1996 and July, 1997 which authorized the Division of Medical Assistance to expand eligibility for health care coverage by increasing the Medicaid benefits income cutoff to 133% of the federal poverty level for teenagers and adults, and by increasing the Medicaid benefits income cutoff to 200% of the federal poverty level for children up to the age 18 and pregnant women. These changes resulted in an additional 240,000 people becoming enrolled in a Medicaid benefits plan by the end of fiscal 1999. In addition, pharmacy assistance eligibility was expanded by increasing the Medicaid benefits income cutoff to 150% of the federal poverty level to cover an estimated 25,000 senior citizens. In Fiscal Year 1999, the Governor filed for approximately $45.4 million in supplemental funds for the health reform expansion accounts. This deficiency is the result of increased enrollment and higher program costs than anticipated. However, the programs remain budget neutral over the course of the Commonwealth's five year waiver period, as required by Federal regulations. These program expansions take advantage of a federally provided waiver and resulting federal financial participation, additional tobacco tax revenue and new federal funding available under recently passed Title XXI of the federal Social Security Act. The legislation also requires that any program expansion be neutral in its impact on the state budget.

PENNSYLVANIA



         The following was obtained from an Official Statement, dated January 15, 2000, relating to the issuance of $192,000,000
Commonwealth of Pennsylvania General Obligation Bonds, First
Series of 2000.




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

Economic Climate

         The Commonwealth of Pennsylvania is one of the most populous states, ranking fifth behind California, New York, Texas and Florida. Pennsylvania is an established yet growing state with a diversified economy. It is the headquarters for many major corporations. Pennsylvania had been historically identified as a heavy industry state. That reputation has changed over the last thirty years as the coal, steel and railroad industries declined and the Commonwealth's business environment readjusted to reflect a more diversified economic base. This economic readjustment was a direct result of a long-term shift in jobs, investment, and workers away from the northeast part of the nation. Currently, the major sources of growth in Pennsylvania are in the service sector, including trade, medical and health services, education and financial institutions.

         Pennsylvania's agricultural industries remain an important component of the Commonwealth's economic structure, accounting for more than $3.6 billion in crop and livestock products annually. Agribusiness and food related industries support $39 billion in economic activity annually. Over 51,000 farms form the backbone of the State's agricultural economy. Farmland in Pennsylvania includes over four million acres of harvested cropland and four million acres of pasture and farm woodlands - nearly one-third of the Commonwealth's total land area. Agricultural diversity in the Commonwealth is demonstrated by the fact that Pennsylvania ranks among the top ten states in the production of a number of agricultural products.

         Pennsylvania's natural resources include major deposits of coal, petroleum, natural gas and cement. Extensive public and private forests provide a vast source of material for the lumber/wood products industry and the related furniture industry. Additionally, the Commonwealth derives a good water supply from underground sources, abundant rainfall, and a large number of rivers, streams, natural and man-made lakes.

         Human resources are plentiful in Pennsylvania. The workforce is estimated at 5.9 million people, ranking as the sixth largest labor pool in the nation. The high level of education embodied in the Commonwealth's work force fosters a wide variety of employment capabilities. Pennsylvania's basic and higher education statistics compare favorably with other states in the nation.

         Pennsylvania is a Middle Atlantic state within easy reach of the populous eastern seaboard and, as such, is a gateway to the Midwest. The Commonwealth's strategic geographic position is enhanced by a comprehensive transportation grid. The


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

Commonwealth's water systems afford the unique feature of triple port coverage, a deep water port at Philadelphia, a Great Lakes port at Erie and an inland water port at Pittsburgh.

         The Commonwealth is highly urbanized. Of the Commonwealth's 1990 census population, 79 percent resided in the 15 Metropolitan Statistical Areas ("MSAs") of the Commonwealth. The largest MSAs in the Commonwealth are those which include the cities of Philadelphia and Pittsburgh, which together contain almost 44 percent of the State's total population. The population of Pennsylvania, 11.99 million people in 1999, according to U.S. Bureau of the Census, represents a slight increase from the 1990 population of 11.89 million.

         Non-agricultural employment in Pennsylvania over the ten years ending in 1998 increased at an annual rate of 0.75 percent. This rate compares to a 0.29 percent rate for the Middle Atlantic region and 1.72 percent for the U.S. during the period 1989 through 1998. For the five years ending with 1998, employment in the Commonwealth has increased 7.0 percent. The growth in employment experienced in Pennsylvania during this period is higher than the 2.7 percent growth in the Middle Atlantic region.

         Non-manufacturing employment in Pennsylvania has increased in recent years to 82.8 percent of total employment in 1998. Consequently, manufacturing employment constitutes a diminished share of total employment within the Commonwealth. Manufacturing, contributing 17.2 percent of 1998 non-agricultural employment, has fallen behind both the services sector and the trade sector as the largest single source of employment within the Commonwealth. In 1998, the services sector accounted for 32.3 percent of all non-agricultural employment while the trade sector accounted for 22.4 percent.

         Within the manufacturing sector of Pennsylvania's economy, which now accounts for less than one-fifth of total non-agricultural employment in Pennsylvania, the non-electrical machinery industries employed the largest number of workers. Employment in the non-electrical machinery industries was 11.3 percent of Pennsylvania manufacturing employment but only 2.0 percent of total Pennsylvania non-agricultural employment in 1998.

         Pennsylvania's annual average unemployment rate was equivalent to the national average throughout the 1990's. Slower economic growth caused the unemployment rate in the Commonwealth to rise to 7.0 percent in 1991 and 7.6 percent in 1992. The resumption of faster economic growth resulted in an annual decrease in the Commonwealth's unemployment rate to 4.3 percent in 1999. From 1994 through 1998, Pennsylvania's annual average unemployment rate was below the Middle Atlantic Region's average,


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

but slightly higher than that of the United States. As of December 1999, the most recent month for which data is available, the seasonally adjusted unemployment rate for the Commonwealth was 4.1 percent, equal to that of the United States.

         Personal income in the Commonwealth for 1998 was $321.5 billion, an increase of 4.1 percent over the previous year. During the same period, national personal income increased at a rate of 5.0 percent. Based on the 1998 personal income estimates, per capita income for 1996 was at $26,792 in the Commonwealth compared to per capita income in the United States of $26,412.

         The Commonwealth's 1998 average hourly wage rate of $14.07 compares favorably to the national average of $13.49 for 1998.

Financial Condition

         The Commonwealth utilizes the fund method of accounting. The General Fund, the Commonwealth's largest fund, receives all tax revenues, non-tax revenues and federal grants and entitlements that are not specified by law to be deposited elsewhere. The majority of the Commonwealth's operating and administrative expenses are payable from the General Fund. Debt service on all obligations, except that issued for highway purposes or for the benefit of other special revenue funds, is payable from the General Fund.

         Financial information for the General Fund is maintained on a budgetary basis of accounting. The Commonwealth also prepares annual financial statements in accordance with generally accepted accounting principles ("GAAP").

         The five-year period ending with fiscal 1999 was a time of economic growth with modest rates of growth at the beginning of the period and larger increases during the most recent years. Throughout the period, inflation has remained relatively low, helping to restrain expenditure growth. Favorable economic conditions have helped total revenues and other sources rise at an average annual rate of 5.8 percent during the five-year period. Taxes, the largest revenue source, increased at an average annual rate of 4.3 percent during the five-year period. License and tee revenues rose at a 7.1 percent average annual rate, largely because of various motor vehicle fee increases effective for fiscal 1998. Other revenues, mostly charges for sales and services and investment income, increased at an average annual rate of 20.3 percent during the period. Expenditure and other uses during the fiscal 1995 through fiscal 1999 period rose at a 4.8 percent average annual rate, led by a 9.6 percent average annual increase for protection of person and property


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costs.  Though still high, the growth rate for this program has declined from previous year's rates as the increased costs to acquire, staff and operate expanded prison facilities becomes part of the expenditure base. Public health and welfare programs, the largest single category of expenditures, have experienced a 5.8 percent average annual increase for expenditures, slightly above the average for total expenditures-Capital outlay has increased by an annual average rate of 20.8 percent during the five-year period. Increased amounts committed to community and economic development projects through the capital budget are largely responsible for the growth rate. The decline of expenditures in fiscal 1996 for the conservation of natural resources category is due to a departmental restructuring in fiscal 1996 that resulted in a re-categorization of expenditures to other categories.

Fiscal 2000 Budget (Budgetary Basis)

         The General Fund budget for the 2000 fiscal year was approved by the General Assembly in May 1999. The budget as adopted at the time included appropriation from Commonwealth revenues of $19,061.5 million and estimated revenues (net of estimated tax refunds and enacted tax changes) of $18,699.9 million. A partial draw down of the fiscal 1999 year-end balance is intended to fund the $361.6 million difference between estimated revenues and projected spending. The level of proposed spending in the budget as originally enacted represents an increase of 3.8 percent over the spending authorized for fiscal 1999 of $18,367.5 million. Enacted tax changes effective for fiscal 2000 total a net reduction of $380.2 million for the General Fund.

         The estimate of Commonwealth revenues for fiscal 1999 is based on an economic forecast for real gross domestic product to grow at a 1.4 percent rate from the second quarter of 1999 to the second quarter of 2000. Growth of real gross domestic product is expected to be restrained by a slowing of the rate of consumer spending to a level consistent with personal income gains and by smaller gains in business investment in response to falling capacity utilization and profits. Slowing economic growth is expected to cause the unemployment rate to rise through the fiscal year but inflation is expected to remain quite moderate. Trends for the Pennsylvania economy are expected to maintain their close association with national economic trends. Personal income growth is anticipated to remain slightly below that of the U.S. while the Pennsylvania unemployment rate is anticipated to be very close to the national rate.

         Commonwealth revenues (excluding the estimated cost of enacted tax reductions) are projected to increase by 2.8 percent over fiscal 1999 receipts. Tax revenues are expected to rise by


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

3.2 percent, led by a 11 percent increase in the gross receipts tax. This large increase represents the receipt of the revenue neutral reconciliation charge enacted as a part of the electric deregulation legislation in 1996 that is intended to cover tax revenue losses to Pennsylvania from electricity deregulation.
The structure of the revenue neutral reconciliation charge causes it to recover revenue losses with an approximate one year lag. Projected increases for the sales and use tax and the personal income tax are estimated at 3.2 percent and 3.3 percent respectively. Non-tax Commonwealth revenues are estimated to total $324 million, a 17.4 percent reduction from fiscal 1999. The largest items accounting for the reduction are lower receipts from sale of state property and lower investment earnings.

         Appropriations from Commonwealth funds increase by 3.8 percent over fiscal 1999 appropriations. Program areas that have been proposed to receive funding increases above the 2.9 percent average include corrections (4 percent), basic education (3 percent), special education (6.2 percent), and medical assistance (6.1 percent).

         The fiscal 2000 budget continues the Governor's emphasis on tax cuts targeted to making Pennsylvania competitive for attracting new employment opportunities and retaining existing jobs. Enacted tax cuts for fiscal 2000 total an estimated $380.2 million in the General Fund. The major components of the tax reductions and their estimated fiscal 2000 General Fund cost are:
(i) reduce the tax rate for the capital stock and franchise taxes by one mill to 10.99 mills ($91.6 million); (ii) repeal the gross receipts tax on regulated gas companies ($78.4 million); (iii) lower the current $300 minimum capital stock and franchise tax to $200 ($16.2 million); (iv) raise the annual cap on net operating loss credits per taxpayer from $1 million to $2 million ($35.5 million); (v) increase the weighting from 50 percent to 60 percent of the sales factor used in the apportionment formula to calculate Pennsylvania taxable income for corporate net income purposes ($31.5 million); and (vi) restructure the public utility realty tax ($54.6 million); and (vii) expand the income limit to qualify for personal income tax forgiveness by $500 to $6,500 per dependent ($7.5 million). Most major changes are effective January 1, 1999 except for the repeal of gross receipts tax on natural gas companies which is to be effective when the state gas utility industry is deregulated. The retroactive nature of tax reductions did not affect fiscal 1999 revenues, but is expected to result in a fiscal 2000 revenue reduction that is expected to be higher than that estimated to occur in fiscal 2001 from these tax changes.






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

Fiscal 1999 Financial Results (Budgetary Basis)

         The 1999 fiscal year ended with an unappropriated surplus (prior to the transfer to the Tax Stabilization Reserve
Fund) of $702.9 million, an increase of $214.2 million from June 30, 1998. Transfers to the Tax Stabilization Reserve Fund total $255.4 million for fiscal year 1999 consisting of $105.4 million representing the statutory 15 percent of the fiscal year-end unappropriated surplus and an additional $150 million from the unappropriated surplus authorized by the General Assembly. The $447.5 million balance of the unappropriated surplus was carried over to fiscal year 2000, The higher unappropriated surplus was generated by tax revenues that were $712.0 million (3.9 percent) above estimate and $61.0 million of non-tax revenue (18.4 percent) above estimate. Higher than anticipated appropriation lapses also contributed to the higher surplus. A portion of the higher revenues and appropriation lapses were used for supplemental fiscal 1999 appropriations totaling $357.8 million. Of this amount, $200 million was appropriated for general obligation debt service above current needs; $59 million to accrue the fourth quarterly Commonwealth contribution to the School Employees' Retirement System; and $90 million to the Public Welfare department to pay additional medical assistance costs estimated to occur in the 1999 fiscal year. These supplemental appropriations represent expected one-time obligations. Including the supplemental appropriations and net of appropriation lapses, expenditures for fiscal 1999 totaled $18,144.9 million, a 5.9 percent increase over expenditures during fiscal 1998.

         Revenues from taxes for the fiscal year rose 3.9 percent after tax reductions enacted with the 1999 fiscal year budget that were estimated to be $241.0 million for the fiscal year.
The sales and use tax represented the largest portion of the above-estimate of revenues. Receipts from this tax were $331.3 million, or 5.3 percent above the estimated and final taxpayer filings, boosted receipts $299.5 million, or 4.7 percent above estimate for the fiscal year. Taxes paid through employee withholding were slightly below estimate. For the fiscal year, personal income tax receipts were 7.2 percent above those of the prior fiscal year. Among the taxes paid by corporations, only capital stock and franchise tax receipts exceeded estimates. Revenues from this tax were $144.5 million (15.1 percent) over estimate. The corporate net income tax and the various selective business taxes all recorded receipts below estimate. In aggregate, they were a net $68.5 million below estimate. Non-tax revenues, led by interest earnings due to higher investable balances, were $61.0 million (18.4 percent) above estimate. The major components of the enacted tax reductions and their estimated fiscal 1999 cost were: (i) reduce the capital stock and franchise tax rate from 12.75 mills to 11.99 mills ($72.5


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million); (ii) increase the eligibility income limit for
qualification for personal income tax forgiveness ($57.1 million); (iii) eliminate personal income tax on gains from the sale of an individual's residence ($30.0 million); (iv) extend the time period from three to ten years over which net operating loss deductions may be taken for the corporate net income tax ($17.8 million); (v) expand various sales tax exemptions ($40.4 million); and (vi) reduce various other miscellaneous items ($23.2 million).

         Appropriations enacted for fiscal 1999 when the budget was originally adopted were 4.1 percent ($713.2 million) above the appropriations enacted for fiscal 1998 (including supplemental appropriations). Major increases in expenditures budgeted for fiscal 1999 at that time included: (i) $249.5 million in direct support of local school district education costs (local school districts will also benefit from an estimated $104 million of reduced contributions by school districts to their worker's retirement costs from a reduced employer contribution rate); (ii) $60.4 million for higher education, including scholarship grants; (iii) $56.5 million to fund the correctional system, including $21 million to operate a new correctional facility; (iv) $121.1 million for long-term care medical assistance costs; (v) $14.4 million for technology and Year 2000 investments; (vi) $55.9 million to fund the first year's cost of a July 1, 1998 annuitant cost of living increase for state and school district employees; and (vii) $20 million to replace bond funding for equipment loans for volunteer fire and rescue companies. The balance of the increase is spread over many departments and program operations. In May 1999, along with the adoption of the fiscal 2000 budget, supplemental fiscal 1999 appropriations totaling $357.8 million were enacted. With these additional amounts, total appropriations for fiscal 1999 represent a 6.2 percent increase over fiscal 1998 appropriations. Appropriation lapses of $222.6 million and additional Commonwealth revenues above budget estimates provided the funding for the additional appropriations. Appropriation lapses in fiscal 1998 and 1997 were $161.8 million and $200.6 million respectively.

         Reserves for tax refunds for fiscal 1999 were raised during the fiscal year to $644.0 million, a $39.2 million increase over the budget as enacted. Reserves for tax refunds for fiscal 1999 are $266.0 million below the reserve established for fiscal 1998.

Fiscal 1998 Financial Results (Budgetary Basis)

         Operations during the 1998 fiscal year increased the unappropriated balance of Commonwealth revenues during that period by $86.4 million to $488.7 million at June 30, 1998 (prior


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

to reserves for transfer to the Tax Stabilization Reserve Fund). Higher than estimated revenues, offset in part by increased reserves for tax refunds, and slightly lower expenditures than budgeted were responsible for the increase. Transfers to the Tax Stabilization Reserve Fund for fiscal 1998 operations will total $223.3 million consisting of $73.3 million representing the required transfer of fifteen percent of the ending unappropriated million surplus balance, plus an additional $150 million authorized by the General Assembly when it enacted the fiscal
1999 budget.   With these transfers, the balance in the Tax
Stabilization Reserve Fund will exceed $664 million and represent
3.7 percent of fiscal 1998 revenue.

         Commonwealth revenues (prior to tax refunds) during the fiscal year totaled $13,123.2 million, $676.1 million (3.9 percent) above the estimate made at the time the budget was enacted. Tax revenue received in fiscal 1998 grew 4.8 percent over tax revenues received during fiscal 1997. This rate of increase includes the effect of legislated tax reductions that affected receipts during both fiscal years and therefore understates the actual underlying rate of growth of tax revenue during fiscal 1998. Receipts from the personal income tax produced the largest single component of higher revenues during fiscal 1998. Personal income tax collections were $416.6 million over estimate representing an 8.5 percent increase over fiscal 1997 receipts. Receipts of the sales and use tax were $6.2 million over estimate representing a 1.9 percent increase although receipts from non-motor vehicle sales were 0.7 percent below estimate. Sales tax receipts on motor vehicle sales were above estimate and offset the shortfall in non-motor vehicle sales tax receipts. Collections of all corporate taxes exceeded their estimate for the fiscal year, led by the capital stock and franchise tax and the corporate net income tax, which were over estimate by 7.8 percent and 2.7 percent respectively. Receipts from the utility property tax, a state corporate tax, were below estimate by $102.3 million or 30.8 percent. This shortfall was due in large part to the recent deregulation of the electric industry in Pennsylvania. Utility property revenues support in lieu of property tax payments to school districts and local municipalities in Pennsylvania. Non-tax revenues were $27.5 million (8.6 percent) over estimate, mostly due to greater than anticipated interest earnings for the fiscal year.

         Reserves established during fiscal 1998 for tax refunds totaled $910 million. This amount is a $370 million increase over tax refund reserves for fiscal 1997 representing an increase of 68.5 percent. The fiscal 1998 amount includes a one-time addition intended to fund all fiscal 1998 tax refund liabilities, including that portion to be paid during fiscal 1999.




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         Expenditures from all fiscal 1998 appropriations of
Commonwealth revenues totaled $17,229.8 million (excluding pooled financing expenditures and net of current year lapses). This amount represents an increase of 4.5 percent over fiscal 1997 appropriation expenditures. Lapses of appropriation authority during the fiscal year totaled $161.8 million including $58.8 million from fiscal 1998 appropriations. These appropriation lapses were used to fund $120.5 million of supplemental fiscal 1998 appropriations. Of the total fiscal 1998 supplemental appropriations, an amount of $111.6 million was made to the Department of Public Welfare, mostly for the medical assistance program.

City of Philadelphia

         Philadelphia is the largest city in the Commonwealth with an estimated population of 1,585,577 according to the 1990
Census.

         The Pennsylvania Intergovernmental Cooperation Authority ("PICA") was created by Commonwealth legislation in 1991 to assist Philadelphia, the Commonwealth's largest city, in remedying its fiscal emergencies. PICA is designed to provide assistance through the issuance of funding debt and to make factual findings and recommendations to Philadelphia concerning its budgetary and fiscal affairs. This financial assistance has included the refunding of certain city general obligation bonds, funding of capital projects and the liquidation of the cumulative general fund balance deficit of Philadelphia as of June 30, 1992, of $224.9 million. At this time, Philadelphia is operating under a five-year fiscal plan approved by PICA on June 15, 1999.

         No further bonds are to be issued by PICA for the purpose of financing a capital project or deficit as the authority for such bond sales expired December 31, 1994. PICA'S authority to issue debt for the purpose of financing a cash flow deficit expired on December 31, 1996. Its ability to refund existing outstanding debt is unrestricted. PICA had $1,014.1 million in special revenue bonds outstanding as of June 30, 1999. Neither the taxing power nor the credit of the Commonwealth is pledged to pay debt service on PICA's bonds.

Commonwealth Debt

         The Constitution permits the Commonwealth to incur following types of debt: (i) debt to suppress insurrection or rehabilitate areas affected by disaster, (ii) electorate approved debt, (iii) debt for capital projects subject to an aggregate debt limit of 1.75 times the annual average tax revenues of the preceding five fiscal years, and (iv) tax anticipation notes payable in the fiscal year of issuance. All debt except tax


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anticipation notes must be amortized in substantial and regular amounts.

         Net outstanding general obligation debt totaled $4,924.5 million at June 30, 1999, an increase of $197.0 million from June 30, 1998. Over the 10-year period ending June 30, 1999, total outstanding general obligation debt increased at an annual rate of 0.5 percent. Within the most recent 5-year period, outstanding general obligation debt has decreased at an annual rate of 0.6 percent.

         Certain state-created organizations have statutory authorization to issue debt for which state appropriations to pay debt service thereon are not required. The debt of these organizations is funded by assets of, or revenues derived from the various projects financed and is not a statutory or moral obligation of the Commonwealth. However, some of these organizations are indirectly dependent upon Commonwealth operating appropriations. In addition, the Commonwealth may choose to take action to financially assist these organizations.

Litigation

         In 1978, the General Assembly approved a limited waiver of sovereign immunity. Damages for any loss are limited to $250,000 for each person and $1,000,000 for each accident. The Supreme Court of Pennsylvania has held that this limitation is constitutional. Approximately 3,500 suits against the Commonwealth remain open. Tort claim payments for the departments and agencies, other than the Department of Transportation, are paid from departmental and agency operating and program appropriations. Tort claim payments for the Department of Transportation are paid from an appropriation from the Motor License Fund. The Motor License Fund tort claim appropriation for fiscal 2000 is $20.0 million.

         Dom Giordano v. Tom Ridge, Governor, et. al.

         In February 1999, Dom Giordano, a taxpayer of the Commonwealth of Pennsylvania, filed a petition for review requesting that the Commonwealth Court of Pennsylvania declare that Chapter 5 (relating to sports facilities financing) of the Capital Facilities Debt Enabling Act (enacted by Act 1999-1) violates Article VIII, Sec. 7 & 8, of the Pennsylvania Constitution. The Commonwealth Court dismissed the petitioner's action with prejudice. The petitioner has appealed the Commonwealth Court's ruling to the Supreme Court.






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

         Powell v. Ridge

         In March 1998, several residents of the City of Philadelphia on behalf of themselves and their school-aged children, along with the School District of Philadelphia, the Philadelphia Superintendent of Schools, the chairman of the Philadelphia Board of Education, the City of Philadelphia, the Mayor of Philadelphia, and several membership organizations interested in the Philadelphia public schools, brought suit in the United States District Court for the Eastern District of Pennsylvania against the Governor, the Secretary of Education, the chairman of the State Board of Education, and the State Treasurer. The plaintiffs claim that the Commonwealth's system for funding public schools has the effect of discriminating on the basis of race and violates Title VI of the Civil Rights Act of 1964.

         The plaintiffs have asked the court to declare the funding system to be illegal, to enjoin the defendants from violating the regulation in the future and to award counsel fees and costs.

         The District Court allowed two groups of petitioners to intervene. The Philadelphia Federation of Teachers intervened on the side of the plaintiffs, while several leaders of the Pennsylvania General Assembly intervened on the side of the defendants. In addition, the U.S. Department of Justice intervened to defend against a claim made by the legislator intervenors that a statute waiving states' immunity under the Eleventh Amendment to the U.S. Constitution for Title VI claims is unconstitutional.

         The District Court found that the plaintiffs had failed to state a claim under the Title VI regulation at issue or under 42 U.S.C. Sec. 1983 and dismissed the action in its entirety with prejudice. The plaintiffs appealed. In August 1999, the U.S. Court of Appeals for the Third Circuit reversed the District Court's dismissal of the action and remanded the case for further proceedings including the filing of an answer. The defendants and legislator intervenors filed petitions for writ of certiorari with the U.S. Supreme Court. In December 1999, the Supreme Court denied the petitions.

         In the District Court, the parties are beginning the process of discovery and the development of a case management plan, including deadlines for the filing of motions for summary judgment.






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

         County of Allegheny v. Commonwealth of Pennsylvania

         In December 1987, the Supreme Court of Pennsylvania held in County of Allegheny v. Commonwealth of Pennsylvania, that the statutory scheme for county funding of the judicial system is in conflict with the Pennsylvania Constitution. However, the Supreme Court of Pennsylvania stayed its judgment to afford the General Assembly an opportunity to enact appropriate funding legislation consistent with its opinion and ordered that the prior system of county funding shall remain in place until this is done.

         The Court appointed retired Justice Frank J.
Montemuro, Jr. as special master to devise and submit a plan for implementation. The Interim Report of the Master recommended a four phase transition to state funding of a unified judicial system, during each of which specified court employees would transfer into the state payroll system. Phase I recommended that the General Assembly provide for an administrative structure of local court administrators to be employed by the Administrative office of Pennsylvania Courts, a state agency. Numbering approximately 165 people statewide, local court administrators are employees of the counties in which they work. On June 22, 1999, the Governor approved Act 1999-12 under which approximately 165 county-level court administrators are to become employees of the Commonwealth. Act 12 also triggered the release of appropriations that had been made for this purpose in 1998 and 1999.

         Pennsylvania Association of Rural and
         Small Schools (PARSS) v. Ridge

         In 1991, an association of rural and small schools, several individual school districts, and a group of parents and students, filed suit against the Governor and the Secretary of Education. The litigation challenges the constitutionality of the Commonwealth's system for funding local school districts. The litigation consists of two parallel cases, one in the Commonwealth Court, and one in the United States District Court for the Middle District of Pennsylvania. The federal court case has been stayed indefinitely, pending resolution of the state court case.

         Commonwealth Court held that Pennsylvania's system for funding public schools is constitutional under both the education clause and the equal protection clause of the Pennsylvania Constitution. On October 1, 1999, the Supreme Court of Pennsylvania affirmed the Commonwealth Court's decision. In December 1999, the Supreme Court denied the petitioners' motion for reconsideration. The parallel federal action remains pending.


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

         Ridge v. State Employees' Retirement Board

         In 1993 and in 1995, Joseph H. Ridge, former judge of the Allegheny Court of Common Pleas filed suit in the Commonwealth Court alleging that the State Employees' Retirement Board's use of gender distinct actuarial factors for benefits based upon his pre-August 1, 1993 service violates Article 1,
Section 26 (equal protection) and Article 1, Section 28 (equal rights) of the Pennsylvania Constitution. He seeks "topped up" benefits equal to those that a similarly situated female would be receiving. Due to the constitutional nature of the claim, it is possible that a decision adverse to the State Employees' Retirement Board would be applicable to other members of the State Employees' Retirement System and Public School Employees' Retirement System who accrued service between the effective date of the state constitutional provisions and before August 1, 1983, and who have received, are receiving, or will receive benefits less than those received by other members of the systems because of their sex or the sex of their survivor annuitants.

         The Commonwealth Court granted the State Employees' Retirement Board's preliminary objections to Judge Ridge's claims for punitive damages, attorneys' fees and compensatory damages other than a recalculation of his pension benefits should he prevail. In 1996, the Commonwealth Court heard oral argument en banc on Judge Ridge's motion for judgment of the pleadings. In February 1997, the Commonwealth Court, after oral argument en banc, denied Judge Ridge's motion for judgment an the pleadings. The case is currently in discovery.

         PPG Industries, Inc. v. Commonwealth of Pennsylvania

         PPG Industries challenged the Department of Revenue's application of the manufacturing exemption from the capital stock/franchise tax to PPG's headquarters in Pittsburgh, which allowed the exemption only for that portion of PPG's headquarters property and payroll attributable to manufacturing in the Commonwealth. PPG argued that it is entitled to the exemption for all of its headquarters property and payroll attributable to manufacturing, regardless of where the manufacturing takes place. The Commonwealth successfully defended PPG's challenge in the Commonwealth Court.

         On PPG's appeal, however, the Pennsylvania Supreme Court reversed Commonwealth Court, holding that the manufacturing exemption was applied by the Department consistent with the statute, but that the statute facially discriminates against interstate commerce. The Supreme Court remanded the case to Commonwealth Court to determine whether the capital stock/franchise tax is a "compensatory tax" justifying the



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

discrimination, or, failing that, to recommend to the Supreme
Court a remedy for the discrimination.

         Following briefing and argument by the parties, the Commonwealth Court issued its determination November 30, 1999. After taking judicial notice that the General Assembly is considering legislation to deal with this issue, the Court recommended the following to the Supreme Court: (1) for the duration of the contested period, invalidate the exemption's "within the state" restriction, but only in the limited "headquarters context," and (2) prospectively, invalidate the exemption in its entirety, leaving to the General Assembly the task of amending the statute to restore any exemption it chooses to adopt in a constitutional manner.

         The General Assembly subsequently enacted amendments to the Tax Reform Code of 1971, which essentially provide that for taxable years January 1, 1999 through December 31, 2000, the manufacturing exemption will apply to both in-State and out-of-State property and payroll, with no exemption for sales attributable to manufacturing.

         In response to the Commonwealth Court's recommendation, the Supreme Court has set up a briefing schedule requiring PPG's brief on or before January 10, 2000 and the Commonwealth's brief thirty days after service of PPG's brief.


OHIO PORTFOLIO

         The following is based on information obtained from an Official Statement, dated June 1, 2000, relating to $30,000,000
State of Ohio General Obligation Natural Resources Capital
Facilities Bonds, Series E.

Economic Climate

         Ohio's 1990 decennial census population of over 10,847,100 indicated a 0.5% population growth since 1980 and ranked Ohio seventh among the states in population.

         Although manufacturing (including auto-related manufacturing) in Ohio remains an important part of the State's economy, the greatest growth in Ohio's economy in recent years has been in the non-manufacturing sectors. In 1999, Ohio ranked seventh in the nation with approximately $362 billion in gross state product and was third in manufacturing with an approximate value of $98 billion. As a percent of Ohio's 1999 gross state product, manufacturing was responsible for 27%, with 18% attributable to the services sector and 15% to the finance, insurance and real estate sector. Ohio is the eighth largest


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

exporting state, with 1999 merchandise exports totaling $27 billion. The state's two leading export industries are transportation equipment and industrial machinery, which together account for 53% of the value of Ohio's merchandise exports.

         Ohio continues as a major "headquarters" state. Of the top 500 corporations (industrial and service) based on 1999 revenues reported in 2000 by Fortune, 28 had headquarters in Ohio, placing Ohio tied for fifth as a corporate headquarters state.

         Payroll employment in Ohio, in the diversifying employment base, showed a steady upward trend until 1979, then decreased until 1982. It increased through 1991, decreased slightly in both early 1992 and late 1993, but otherwise has increased steadily through 1999. Growth in recent years has been concentrated among "non-manufacturing" industries, with manufacturing employment tapering off since its 1969 peak. The "non-manufacturing" sector employs approximately 80% of all non-agricultural payroll workers in Ohio.

         With 14.9 million acres (of a total land area of 26.4 million acres) in farmland and an estimated 80,000 individual farms, agriculture and related agricultural sectors combined is an important segment of Ohio's economy. Ohio's 1998 crop production value of $941.9 million represents 5.0% of total U.S. crop production value. Agriculture and livestock are responsible for an estimated 16% of the state's total employment (an estimated 1,055,000 jobs in 1996). In 1997, Ohio's agricultural sector total output reached $6.3 billion with agricultural exports (primarily soybeans, feed grains and wheat, and their related products) declining slightly to $1.4 billion.

Financial Condition

         Consistent with the constitutional provision that no appropriation may be made for a period longer than two years, the State operates on the basis of a fiscal biennium for its appropriations and expenditures. The Constitution requires the General Assembly to provide for raising revenue, sufficient to defray the expenses of the state, for each year, and also a sufficient sum to pay the principal and interest as they become due on the state debt. The State is effectively precluded by law from ending a Fiscal Year or a biennium in a deficit position. State borrowing to meet casual deficits or failures in revenues or to meet expenses not otherwise provided for is limited by the Constitution to $750,000.

         The Revised Code provides that if the Governor ascertains that the available revenue receipts and balances for the General Revenue Fund ("GRF") or other funds for the then


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

current fiscal year will in all probability be less than the appropriations for that year, he shall issue such orders to State agencies as will prevent their expenditures and incurred obligations from exceeding those revenue receipts and balances. The Governor did implement this directive in some prior fiscal years. The last complete fiscal biennium ended June 30, 1999 with a GRF balance of $976,778,000.

         Most State operations are financed through the GRF. Personal income and sales-use taxes are the major GRF sources.
At present the State itself does not levy ad valorem taxes on real or tangible personal property. Those taxes are levied by political subdivisions and local taxing districts, The Constitution has, since 1934, limited the amount of the aggregate levy of ad valorem property taxes, without a vote of the electors or municipal charter provision, to 1% of true value in money, and statutes limit the amount of the aggregate levy without a vote or charter provision to 10 mills per $1 of assessed valuation- -commonly referred to in the context of Ohio local government finance as the "ten-mill limitation".

         The Constitution directs or restricts the use of certain revenues. Highway fees and excises, including gasoline taxes, are limited in use to highway-related purposes. Not less than 50% of the receipts from State income taxes and estate taxes must be returned to the originating political subdivisions and school districts. State lottery net profits are allocated to elementary, secondary, vocational and special education program purposes including, as provided for in the recently passed constitutional amendment, application to debt service on obligations issued to finance capital facilities for a system of common schools.

         Census figures for 1998 showed that Ohio then ranked 34th in state taxes per capita. As examples of rates of major taxes, the State sales tax is currently levied at the rate of 5%. The highest potential aggregate of State and permissive local sales taxes is currently 8%, and the highest currently levied in any county is 7%. The State gasoline tax is currently 22 cents per gallon, one cent of which is specifically directed to local highway-related infrastructure projects.

         Current State personal income tax rates, applying generally to federal adjusted gross income, range from 0.743% on $5,000 or less with increasing bracketed base rates and percentages up to a maximum on incomes over $200,000 of $11,506 plus 7.5% on the amount over $200,000. Reflecting amounts from Fiscal Year ending GRF balances deposited into a new income tax reduction fund, personal income tax rates for each of the 1996 through 1999 tax years were reduced by approximately 6.61%, 3.99%, 9.34% and 3.63%, respectively.


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

         The Constitution requires 50% of State income tax receipts to be returned to the political subdivisions or school districts in which those receipts originate. There is no present constitutional limit on income tax rates.

         Municipalities and school districts may also levy certain income taxes. Any municipal rate (applying generally to wages and salaries, and net business income) over 1%, and any school district income tax (applying generally to the State income tax base for individuals and estates), requires voter approval. Most cities and villages levy a municipal income tax. The highest current municipal rate is 2.85%. A school district income tax is currently approved in 127 districts.

         Since 1960 the ratio of Ohio to U.S. aggregate personal income has declined, with Ohio's ranking moving from fifth among the states in 1960 and 1970 to eighth in 1990, increasing to seventh in 1994 and thereafter. This movement in significant measure reflects "catching up" by several other states and a trend in Ohio toward more service section employment.

Recent Bienniums

         For the 1996-97 biennium, GRF appropriations approximated $33.5 billion. From a higher than forecast mid-biennium GRF fund balance, $100,000,000 was transferred for elementary and secondary school computer network purposes and $30,000,000 to a new State transportation infrastructure fund. Approximately $400,800,000 served as a basis for temporary 1996 personal income tax reductions aggregating that amount. The GRF biennium-ending balances were $1.4 billion (cash) and $834,900,000 (fund). Of that fund balance. $250,000.000 was directed to school building construction and renovation, $94,400,000 to the school computer network, $44.200,000 to school textbooks and instructional materials and a distance learning program, and $34,400,000 to the BSF, with the remaining $262,900,000 transferred to a State income tax reduction fund.

         For the 1998-99 biennium, GRF appropriations approximated $36 billion, which provided for significant increases in funding for primary and secondary education. Of the first Fiscal Year (ended on June 30, 1998) ending fund balance of over $1.08 billion, approximately $701.400,000 was transferred into the State income tax reduction fund, $200,000,000 into public school assistance programs, and $44,184,153 into the Budget Stabilization Fund ("BSF"). The Fiscal year 1999 biennium ending GRF balances were $1.512 billion (cash) and $976,778,000
(fund). Portions of that fund balance were transferred as follows: $325,700,000 to school building assistance; $293.185,O00 to the State income tax reduction fund: $85,400,000 to School Net (a program to supply computers for classrooms);


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

$46,374,000 to the BSF; and $4.600,000 to interactive video distance learning. With the transfer, the BSF balance increased to $953,291,000.

         For the 2000-01 biennium, GRF appropriations approximated $39.8 billion. Ohio ended the first year of the 2000-01 biennium with a GRF budgetary fund balance of $855.8 million, higher than anticipated due to lower-than-budgeted spending and higher-than-expected revenue. As a result, $610.4 million of the GRF's June 30, 2000 budgetary fund balance was transferred to the income tax reduction fund, $49.2 million was transferred to the BSF and the balance was carried forward to pay for budgeted expenditures in fiscal year 2001.

Schools

         Litigation, similar to that in other states, has been pending in Ohio courts since 1991 questioning the constitutionality of Ohio's system of school funding and compliance with the constitutional requirement that the State provide a "thorough and efficient system of common schools." In May 2000, the Ohio Supreme Court in a 4-3 decision concluded, as it had in 1997, that the State, even after crediting significant gubernatorial and legislative steps in recent years, failed to comply with that requirement. It set as general base threshold requirements that every school district have enough funds to operate, an ample number of teachers, sound and safe buildings, and equipment sufficient for all students to be afforded an educational opportunity. The Court maintained continuing jurisdiction and has scheduled for June 2001 further review of the State's responses to its ruling. With respect to funding sources, the Supreme Court repeated its conclusion that property taxes no longer may be the primary means of school funding in Ohio. Noting that recent efforts to reduce that historic reliance have been laudable but in the Court's view insufficient. The three dissenting justices concluded generally, as they had in 1997, that compliance with the constitutional requirement was a matter for the legislative branch, not the State judiciary.

         In its 1997 Opinion, the Court had held that major aspects of the system (including basic operating assistance and the prior loan program described below) were not in compliance with the constitutional requirement. On remand to hear evidence and opine on the sufficiency of then intervening legislation and executive actions, early in 1999 the trial court judge again concluded that the State was not in compliance with the constitutional requirements. The recent Supreme Court action was on an appeal from that decision.

         It is not possible at this time to state what further actions may be taken by the State to effect compliance, or what


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

effect those actions may have on the State's overall financial condition.

         In response to the ongoing litigation, the General Assembly has significantly increased State funding for public schools, as discussed below. In addition, at the November 1999 election electors approved a constitutional amendment authorizing the issuance of State general obligation debt for school buildings and for higher education facilities.

         Under the current financial structure, Ohio's 611 public school districts and 49 joint vocational school districts receive a major portion (less than 50% in Fiscal Year 1999) of their operating moneys from State subsidy appropriations (the primary portion known as the Foundation Program) distributed in accordance with statutory formulas that take into account both local needs and local taxing capacity. The Foundation Program amounts have steadily increased in recent years, including small aggregate increases even in those Fiscal Years in which appropriations cutbacks were imposed.

         School districts also rely heavily upon receipts from locally voted taxes. In part because of provisions of some State laws, such as that partially limiting the increase (without further vote of the local electorate) in voted property tax collections that would otherwise result From increased assessed valuations, some school districts have experienced varying degrees of difficulty in meeting mandated and discretionary increased costs. Local electorates have largely determined the total moneys available for their schools. Locally elected boards of education and their school administrators are responsible for managing school programs and budgets within statutory requirements. The State's present school subsidy formulas are structured to encourage both program quality and local taxing effort. Until the late 1970's. although there were some temporary school closings, most local financial difficulties that arose were successfully resolved by the local districts themselves by some combination of voter approval of additional property property tax levies, adjustments in program offerings, or other measures.

         To broaden the potential local tax revenue base, local school districts also may submit for voter approval income taxes on the district income of individuals and estates. Many districts have submitted the question, and income taxes have currently been approved in 127 districts.

         Original State basic aid appropriations for the 1992-93 biennium of $9.5 billion provided for 1.5% and 4.8% increases in the two Fiscal Years of the biennium over appropriations in the preceding biennium. The reduction in appropriations spending for


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

Fiscal Year 1992 included a 2.5% overall reduction in annual Foundation Program appropriations, and a 6% reduction in other primary and secondary education programs. The reductions were in varying amounts, and had varying effects, with respect to individual districts; there were no reductions for the 172 districts with the lowest per pupil tax valuations. Foundation payments were excluded from the Governor's Fiscal Year 1993 cutback order.

         Appropriations for the 1994-95 biennium provided for an increase in State school funding over the preceding biennium.
The $8.9 billion appropriated for primary and secondary education (not including federal and other special revenue funds) provided for 2.4% and 4.6% increases in State aid in the biennium's two Fiscal Years.

         State appropriations for primary and secondary education for the 1996-97 biennium, including GRF and lottery appropriations, were higher than those in the preceding biennium. The total of $10.1 billion was 13.6% over the preceding biennium total, and represented increases of 9.2% in Fiscal Year 1996 over 1995 and 6.6% in Fiscal Year 1997 over 1996.

         State appropriations for primary and secondary education for the 1998-99 biennium were $11.6 billion (18.3% over the previous biennium) and represented an increase of 10.1 % in Fiscal Year 1998 over 1997 and 6.9 % in Fiscal Year 1999 over 1998. State appropriations for this purpose for the current 2000-01 biennium are $13.3 billion (15 % over the previous biennium), and represent an increase of 7.6% in Fiscal Year 2000 over 1999 and 6.7% in Fiscal Year 2001 over 2000.

         Those total appropriations include appropriations from the lottery profits education fund which total $686,000,000 in Fiscal Year 2000 (compared to $698,873,000 in Fiscal Year 1999). A constitutional provision requires that net lottery profits be paid into this State fund to be used solely for the support of elementary, secondary, vocational and special education purposes, including application to debt service on the recently authorized general obligation bonds to finance common school facilities.

         For over 20 years, requirements of law and levels of State funding have sufficed to prevent school closings for financial reasons, which are prohibited by current law.

         In Fiscal Years 1979 through 1989, school districts facing year-end deficits had to apply for advances from a State-funded "emergency school advancement fund" (ESAF). A total of 143 loans during that period aggregated over $137.000,000. For Fiscal Years 1990 through 1998, the General Assembly replaced the ESAF program with enhanced provisions for local school district


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

borrowing, including direct application of Foundation Program distributions to repayment if needed. The annual number of loans under this program ranged from 10 to 44, and aggregate annual dollar amounts of loans ranged from over $11,000,000 to over $113,000,000 (which included a $90,000,000 portion to restructure a prior loan to one of the borrowing districts). In response to the 1997 Ohio Supreme Court decision holding these provisions for local school district borrowing unconstitutional, the General Assembly created the school district solvency assistance program. Beginning in Fiscal Year 1999, local school districts in fiscal emergency status as certified by the Auditor of State could apply for an advancement of future year Foundation Program distributions. The amount advanced is then deducted, interest free, from the district's foundation payments over the following two-year period. Six school districts received a total of approximately $12,100,000 in solvency assistance advancements during Fiscal Year 1999 with another six districts receiving a total of approximately $8,700,000 in Fiscal Year 2000 to date. This solvency assistance program was held to be not in compliance with the Constitution in the Supreme Court's May 2000 decision.

         Newer legislation addresses school districts in financial straits. It is similar to that for municipal "fiscal emergencies" and "fiscal watch" discussed below under Municipalities, but is particularly tailored to certain school districts and their then existing or potential fiscal problems. There are currently 12 school districts in fiscal emergency status and four school districts in Fiscal Watch status. A current and historical listing of school districts in fiscal emergency and fiscal watch status is accessible on the Internet at http://www.auditor.state.oh.us.

         Federal courts have ruled that the State shared joint liability with the local school districts for segregation in Cincinnati, Cleveland, Columbus, Dayton and Lorain. Subsequently trial court orders directed that remedial costs by shared equally by the State and the respective local districts. For that purpose, recent biennial appropriations were $144,759,340 in 1996-97, $100,800,000 in 1998-99, and $23,700,00 in 2000-01. A
recent settlement agreement in one desegregation case significantly reduces annual State payments.

Municipalities

         Ohio has a mixture of urban and rural population, with approximately three-quarters urban. There are 943 incorporated cities and villages (municipalities with populations under 5,000) in the State. Six cities have populations of over 100,00 and 18 over 50,000.




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

         A 1979 act established procedures for identifying and assisting those few cities and villages experiencing defined "fiscal emergencies". A commission composed of State and local officials, and private sector members experienced in business and finance appointed by the Governor, is to monitor the fiscal affairs of a municipality facing substantial financial problems. That act requires the municipality to develop, subject to approval and monitoring by its commission, a financial plan to eliminate deficits and cure any defaults and otherwise remedy fiscal emergency conditions, and to take other actions required under its financial plan. It also provides enhanced protection for the municipality's bonds and notes and, subject to the act's stated standards and controls, permits the State to purchase limited amounts of the municipality's short-term obligations (used only once, in 1980).

         There are currently five municipalities in fiscal emergency status and two municipalities in fiscal watch status. A current and historical listing of municipalities in fiscal emergency and fiscal watch status is accessible on the Internet at http://www.auditor.state.oh.us.

         The fiscal emergency legislation has been amended to extend its potential application to counties (88 in the State) and townships. This extension is on an "if and as needed" basis, and not aimed at particular identified existing fiscal problems of those subdivisions.

Litigation

         The State of Ohio is a party to various legal proceedings seeking damages or injunctive relief and generally incidental to its operations. The ultimate disposition of these proceedings is not presently determinable, but in the opinion of the Ohio Attorney General will not have a material adverse effect on payment of State obligations.

_________________________________________________________________

                     INVESTMENT RESTRICTIONS
_________________________________________________________________

         Unless specified to the contrary, and except with respect to paragraph number 1 below, which does not set forth a "fundamental" policy of the Florida Portfolio, the following restrictions apply to each Portfolio (except the Massachusetts, Pennsylvania and Ohio Portfolios) and are fundamental policies which may not be changed with respect to each Portfolio without the affirmative vote of the holders of a majority of such Portfolio's outstanding voting securities, which means with respect to any Portfolio (1) 67% or more of the shares


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

represented at a meeting at which more than 50% of the outstanding shares are present in person or by proxy or (2) more than 50% of the outstanding shares, whichever is less. If a percentage restriction is adhered to at the time of an investment, a later increase or decrease in percentage resulting from a change in values of portfolio securities or in the amount of a Portfolio's assets will not constitute a violation of that restriction.

         A Portfolio (applies to all Portfolios except the Massachusetts, Pennsylvania and Ohio Portfolios):

         1. May not purchase any security which has a maturity date more than one year1 (397 days in the case of the New Jersey and Virginia Portfolios) from the date of such Portfolio's purchase;

         2. May not invest more than 25% of its total assets in the securities of issuers conducting their principal business activities in any one industry, provided that for purposes of this policy (a) there is no limitation with respect to investments in municipal securities (including industrial development bonds), securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities, certificates of deposit, bankers' acceptances and interest-bearing savings deposits, and (b) consumer finance companies, industrial finance companies and gas, electric, water and telephone utility companies are each considered to be separate industries. For purposes of this restriction and those set forth in restrictions 4 and 5 below, a Portfolio will regard the entity which has the primary responsibility for the payment of interest and principal as the issuer;

         3. May not invest more than 25% of its total assets in municipal securities (a) whose issuers are located in the same state, or (b) the interest upon which is paid from revenues of similar-type projects, except that subsection (a) of this restriction 3 applies only to the General Portfolio;

         4.   May not invest more than 5% of its total assets in
              the securities of any one issuer (other than
____________________

1. Which maturity, pursuant to the Rule 2a-7, may extend to 397 days or such greater length of time as may be permitted from time to time pursuant to Rule 2a-7.


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

              securities issued or guaranteed by the U.S.
              Government, its agencies or instrumentalities) except that with respect to 25% of its total assets (50% in the case of the New York Portfolio, the California Portfolio, the Connecticut Portfolio, the New Jersey Portfolio, the Virginia Portfolio and the Florida Portfolio), (i) the General Portfolio may invest not more than 10% of such total assets in the securities of any one issuer and (ii) each of the New York, California, Connecticut, New Jersey, Virginia, Florida Portfolios may invest in the securities of as few as four issuers (provided that no more than 25% of the respective Portfolio's total assets are invested in the securities of any one issuer). For purposes of such 5% and 10% limitations, the issuer of the letter of credit or other guarantee backing a participation interest in a variable rate industrial development bond is deemed to be the issuer of such participation interest;2

         5. May not purchase more than 10% of any class of the voting securities of any one issuer except securities issued or guaranteed by the U.S.
              Government, its agencies or instrumentalities;

         6.   May not borrow money except from banks on a
              temporary basis or via entering into reverse
              repurchase agreements for extraordinary or
____________________

2. To the extent that these restrictions are more permissive than the provisions of Rule 2a-7 as it may be amended from time to time, the Portfolio will comply with the more restrictive provisions of Rule 2a-7. As a matter of operating policy, pursuant to Rule 2a-7, The General Portfolio will invest no more than 5% of its assets in the securities of any one issuer, except that under Rule 2a-7, a Fund may invest up to 25% (subject, with respect to the General Portfolio, to not investing more than 10% per issuer) of its total assets in the first tier securities of a single issuer for a period of up to three business days. Each remaining Portfolio may, with respect to 75% of its assets, invest no more than 5% of its assets in the securities of any one issuer; the remaining 25% of each such Portfolio's assets may be invested in securities of one or more issuers provided that they are first tier securities. Fundamental policy
    (i) described herein with respect to the General Portfolio and (ii) with respect to all other Portfolios, would give the Portfolios the investment latitude described therein only in the event Rule 2a-7 is further amended in the future.


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

              emergency purposes in an aggregate amount not to exceed 15% of a Portfolio's total assets. Such borrowings may be used, for example, to facilitate the orderly maturation and sale of portfolio securities during periods of abnormally heavy redemption requests, if they should occur, such borrowings may not be used to purchase investments and such Portfolio will not purchase any investment while any such borrowings exist;

         7. May not pledge, hypothecate, mortgage or otherwise encumber its assets except to secure borrowings, including reverse repurchase agreements, effected within the limitations set forth in restriction 6. To meet the requirements of regulations in certain states, a Portfolio, as a matter of operating policy, will limit any such pledging, hypothecating or mortgaging to 10% of its total assets, valued at market, so long as shares of such Portfolio are being sold in those states;

         8. May not make loans of money or securities except by the purchase of debt obligations in which a Portfolio may invest consistent with its investment objectives and policies and by investment in repurchase agreements;

         9. May not enter into repurchase agreements (i) not terminable within seven days if, as a result thereof, more than 10% of a Portfolio's total assets would be committed to such repurchase agreements (whether or not illiquid) or other illiquid investments,3 or (ii) with a particular vendor if immediately thereafter more than 5% of such Portfolio's assets would be committed to repurchase agreements entered into with such vendor; or

         10. May not (a) make investments for the purpose of exercising control; (b) purchase securities of other investment companies, except in connection with a merger, consolidation, acquisition or reorganization; (c) invest in real estate (other than securities secured by real estate or interests therein or securities issued by companies which invest in real estate or interests therein),
____________________

3. As a matter of operating policy, each Portfolio will limit its investment in illiquid securities to 10% of its net assets.

              commodities or commodity contracts; (d) purchase any restricted securities or securities on margin;
              (e) make short sales of securities or maintain a short position or write, purchase or sell puts (except for standby commitments as described in the Prospectus and above), calls, straddles, spreads or combinations thereof; (f) invest in securities of issuers (other than agencies and instrumentalities of the United States Government) having a record, together with predecessors, of less than three years of continuous operation if more than 5% of a Portfolio's assets would be invested in such securities; (g) purchase or retain securities of any issuer if those officers and trustees of the Fund and officers and directors of the Adviser who own individually more than 1/2 of 1% of the outstanding securities of such issuer together own more than 5% of the securities of such issuer; or
              (h) act as an underwriter of securities.

MASSACHUSETTS, PENNSYLVANIA AND OHIO PORTFOLIOS

         THE FOLLOWING RESTRICTIONS ARE FUNDAMENTAL POLICIES OF
         THE MASSACHUSETTS, PENNSYLVANIA AND OHIO PORTFOLIOS:

         Each Portfolio:

         1. May not invest more than 25% of its total assets in the securities of issuers conducting their principal business activities in any one industry, provided that for purposes of this policy (a) there is no limitation with respect to investments in municipal securities (including industrial development bonds), securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities, certificates of deposit, bankers' acceptances and interest-bearing savings deposits, and (b) consumer finance companies, industrial finance companies and gas, electric, water and telephone utility companies are each considered to be separate industries. For purposes of this restriction, the Portfolio will regard the entity which has the primary responsibility for the payment of interest and principal as the issuer;

         2. May not borrow money except from banks on a temporary basis or via entering into reverse repurchase agreements for extraordinary or emergency purposes in an aggregate amount not to exceed 15% of the Portfolio's total assets. Such borrowings may be used, for example, to facilitate the orderly maturation and sale of portfolio securities during periods of abnormally heavy redemption requests, if they should occur, such borrowings may not be used to purchase investments and the Portfolio will not purchase any investment while any such borrowings exist;

         3. May not pledge, hypothecate, mortgage or otherwise encumber its assets except to secure borrowings, including reverse repurchase agreements, effected within the limitations set forth in restriction 2;

         4. May not make loans of money or securities except by the purchase of debt obligations in which the Portfolio may invest consistent with its investment objectives and policies and by investment in repurchase agreements;

         5. May not invest in real estate (other than securities secured by real estate or interests therein or securities issued by companies which invest in real estate or interests therein), commodities or commodity contracts; and

         6.   May not act as an underwriter of securities.

         In addition, the Pennsylvania and Ohio Portfolios may not issue senior securities except to the extent permitted by the 1940 Act.

         NON-FUNDAMENTAL POLICIES (MASSACHUSETTS
         PENNSYLVANIA AND OHIO PORTFOLIOS)

         The following policies are not fundamental and may be changed by the Trustees without shareholder approval. If a percentage restriction is adhered to at the time of an investment, a later increase or decrease in percentage resulting from a change in value of portfolio securities or in amount of the Portfolio's assets will not constitute a violation of that restriction. The Portfolio:

         1.   May not invest more than 5% of its total assets in
the securities of any one issuer (other than securities issued or guaranteed by the U.S. Government, its agencies or
instrumentalities), except that with respect to 50% of the
Portfolio's total assets the Portfolio may invest in the
securities of as few as four issuers (provided that no more than
25% of the Portfolio's total assets are invested in the
securities of any one issuer).4   For purposes of this
____________________

4. As a matter of operating policy, pursuant to Rule 2a-7, each Portfolio may, with respect to 75% of its assets, invest no more than 5% of its assets in the securities of any one issuer; the remaining 25% of the Portfolio's assets may be invested in securities of one or more issuers provided that they are first tier securities. Non-fundamental policy #1
                              (Footnote continued)
limitation, the issuer of the letter of credit or other guarantee backing a participation interest in a variable rate industrial development bond is deemed to be the issuer of such participation interest;

         2. May not purchase more than 10% of any class of the voting securities of any one issuer except securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities;

         3. May not invest more than 25% of its total assets in municipal securities the interest upon which is paid from revenues of similar-type projects;

         4. May not enter into repurchase agreements not terminable within seven days if, as a result thereof, more than 10% of the Portfolio's net assets would be committed to such repurchase agreements;

         5.   May not purchase any securities on margin;

         6. May not make short sales of securities or maintain a short position or write, purchase or sell puts (except for standby commitments as described in the Prospectus and above), calls, straddles, spreads or combinations thereof; and

         7. May not invest more than 10% of its net assets in illiquid securities.

_________________________________________________________________

                           MANAGEMENT
_________________________________________________________________

Trustees and Officers

         The business and affairs of the Fund are managed under the direction of the Board of Trustees. The Trustees and principal officers of the Fund and their principal occupations during the past five years are set forth below. Unless otherwise specified, the address of each such person is 1345 Avenue of the Americas, New York, NY 10105. Those Trustees whose names are followed by a footnote are "interested persons" of the Trust as defined under the Act. Each Trustee and officer is also a

____________________

(Footnote continued)
    described herein would give the Portfolio the investment latitude described therein only in the event Rule 2a-7 is further amended in the future.

director, trustee or officer of other registered investment companies sponsored by the Adviser.

Trustees

         DAVE H. WILLIAMS5 , 68, Chairman, is Chairman of the
Board of Directors of Alliance Capital Management Corporation
("ACMC")6 sole general partner of the Adviser with which he has been associated since prior to 1995.

         JOHN D. CARIFA5, 55, is the President, Chief Operating
Officer, and a Director of ACMC with which he has been associated since prior to 1995.

         SAM Y. CROSS, 73, was, since prior to 1995, Executive Vice President of The Federal Reserve Bank of New York and manager for foreign operations for The Federal Reserve System.
He is Executive-In-Residence at the School of International and Public Affairs, Columbia University. He is also a director of Fuji Bank and Trust Co. His address is 200 East 66th Street, New York, New York 10021.

         CHARLES H. P. DUELL, 62, is President of Middleton Place Foundation with which he has been associated since prior to 1995. He is also a Trustee Emeritus of the National Trust for Historic Preservation and serves as Chairman of the Board of Architectural Review, City of Charleston. His address is Middleton Place Foundation, 4300 Ashley River Road, Charleston, South Carolina 29414.

         WILLIAM H. FOULK, JR., 68, is an Investment Adviser and an Independent Consultant. He was formerly Senior Manager of Barrett Associates, Inc., a registered investment adviser, with which he had been associated since prior to 1995. He was formerly Deputy Comptroller of the State of New York and, prior thereto, Chief Investment Officer of the New York Bank for Savings. His address is 2 Greenwich Plaza, Suite 100, Greenwich, Connecticut 06830.

         DAVID K. STORRS, 56, is President and Chief Executive Officer of Alternative Investment Group, LLC (an investment firm). He was formerly President of The Common Fund (investment management for educational institutions) with which he had been
____________________

5.  An "interested person" of the Fund as defined in the Act.

6.  For purposes of this Statement of Additional Information,
    ACMC refers to Alliance Capital Management Corporation, the sole general partner of the Adviser, and to the predecessor general partner of the Adviser of the same name.

associated since prior to 1995.  His address is 65 South Gate
Lane, Southport, Connecticut 06490.

         SHELBY WHITE, 62, is an author and financial journalist.
Her address is One Sutton Place South, New York, New York 10022.

Officers

         RONALD M. WHITEHILL - President, 62, is a Senior Vice
President of ACMC and President and Chief Executive Officer of
Alliance Cash Management Services with which he has been associated since prior to 1995.

         KATHLEEN A. CORBET - Senior Vice President, 40, is an
Executive Vice President of ACMC with which she has been associated since prior to 1995.

         DREW A. BIEGEL - Senior Vice President, 49, is a Vice
President of Alliance Fund Distributors ("AFD") with which he has been associated since prior to 1995.

         JOHN R. BONCZEK - Senior Vice President, 40, is a Senior
Vice President of AFD with which he has been associated since prior to 1995.

         DORIS T. CILIBERTI - Senior Vice President, 36, is a
Vice President of AFD with which she has been associated since prior to 1995.

         ROBERT I. KURZWEIL - Senior Vice President, 49, is a
Vice President of AFD with which he has been associated since prior to 1995.

         WAYNE D. LYSKI - Senior Vice President, 59, is an
Executive Vice President of ACMC with which he has been associated since prior to 1995.

         WILLIAM E. OLIVER - Senior Vice President, 51, is a
Senior Vice President of ACMC with which he has been associated since prior to 1995.

         PATRICIA ITTNER - Senior Vice President, 49, is a Vice
President of AFD with which she has been associated since prior to 1995.

         RAYMOND J. PAPERA - Senior Vice President, 44, is a
Senior Vice President of ACMC with which he has been associated since prior to 1995.

         FRANCES M. DUNN - Vice President, 30, is a Vice
President of ACMC with which she has been associated since prior to 1995.

         WILLIAM J. FAGAN - Vice President, 38, is an Assistant
Vice President of AFD with which he has been associated since prior to 1995.

         LINDA N. KELLEY - Vice President, 40, is an Assistant
Vice President of AFD with which she has been associated since prior to 1995.

         JOSEPH R. LASPINA - Vice President, 40, is an Assistant
Vice President of AFD with which he has been associated since prior to 1995.

         EILEEN M. MURPHY - Vice President, 29, is a Vice
President of ACMC with which she has been associated since prior to 1995.

         MARIA C. SAZON - Vice President, 34, is a Vice President of ACMC with which she has been associated since 1997. Prior thereto she was a municipal bond analyst at Financial Guaranty
Insurance Company since prior to 1995.

         EDMUND P. BERGAN, Jr. - Secretary, 50, is a Senior Vice
President and the General Counsel of AFD and Alliance Fund
Services, Inc. ("AFS") with which he has been associated since prior to 1995.

         MARK D. GERSTEN - Treasurer and Chief Financial Officer,
50, is a Senior Vice President of AFS and a Vice President of AFD with which he has been associated since prior to 1995.

         VINCENT S. NOTO - Controller, 35, is a Vice President of
AFS with which he has been associated since prior to 1995.

         ANDREW L. GANGOLF - Assistant Secretary, 46, is a Senior
Vice President and Assistant General Counsel of AFD with which he has been associated since prior to 1995.

         DOMENICK PUGLIESE - Assistant Secretary, 39, is a Senior
Vice President and Assistant General Counsel of AFD with which he has been associated since prior to 1995.

         As of October 6, 2000, the Trustees and officers as a group owned less than 1% of the shares of each Portfolio. The Fund does not pay any fees to, or reimburse expenses of, its Trustees who are considered "interested persons" of the Fund. The aggregate compensation paid by the Fund to each of the Trustees during its fiscal year ended June 30, 2000, the aggregate compensation paid to each of the Trustees during calendar year 1999 by all of the funds to which the Adviser provides investment advisory services (collectively, the "Alliance Fund Complex") and the total number of registered investment companies (and separate investment portfolios within those companies) in the Alliance Fund Complex with respect to which each of the Trustees serves as a director or trustee, are set forth below. Neither the Fund nor any other fund in the Alliance Fund Complex provides compensation in the form of pension or retirement benefits to any of its directors or trustees.


                                               Total Number  Total Number
                                               of Funds in   of Investment
                                               the Alliance  Portfolios
                                Total          Fund Complex, Within the Funds,
                                Compensation   Including the Including the
                                From the       Fund, as to   Fund, as to
                                Alliance Fund  which the     which the
Name of           Aggregate     Complex,       Trustee is a  Trustee is a
Trustee           Compensation  Including the  Director or   Director or
of the Fund       From the Fund Fund           Trustee       Trustee
___________       ____________  ______________ _____________ _______________


Dave H. Williams       $-0-       $-0-               6             16
John D. Carifa         $-0-       $-0-               49           107
Sam Y. Cross           $4,602     $ 15,750           3             14
Charles H.P. Duell     $4,602     $ 15,000           3             14
William H. Foulk, Jr.  $4,524     $246,413           45           102
David K. Storrs        $4,602     $ 15,000           3             14
Shelby White           $4,602     $ 15,750           3             14


The Adviser

         The Fund's investment adviser is Alliance Capital Management L.P. (the "Adviser" or "Alliance"), 1345 Avenue of the Americas, New York, New York 10105. The Adviser is a leading international adviser managing client accounts with assets as of June 30, 2000 totaling more than $388 billion (of which more than $185 billion represented assets of investment companies). As of June 30, 2000, the Adviser managed retirement assets for many of the largest public and private employee benefit plans (including 29 of the nation's FORTUNE 100 companies), for public employee retirement funds in 33 out of the 50 states, for investment companies, and for foundations, endowments, banks and insurance companies worldwide. The 52 registered investment companies managed by the Adviser, comprising 122 separate investment portfolios, currently have approximately 6.1 million shareholder accounts.

         Alliance Capital Management Corporation ("ACMC") is the general partner of Alliance and an indirect wholly-owned subsidiary of AXA Financial, Inc. ("AXA Financial"), a Delaware corporation whose shares are traded on the New York Stock Exchange ("NYSE"). As of October 2, 2000, AXA Financial and certain of its subsidiaries were the beneficial owners of approximately 52% of the outstanding Alliance units. Alliance Capital Management Holding L.P. ("Alliance Holding") owned approximately 30% of the outstanding Alliance units.7 Equity interests in Alliance Holding are traded on the NYSE in the form of units. Approximately 98% of such units are owned by the public and management or employees of Alliance and approximately 2% are owned by AXA Financial. As of June 30, 2000, AXA, a French insurance holding company, owned approximately 60% of the issued and outstanding shares of common stock of AXA Financial.

         Under the Advisory Agreement, the Adviser provides investment advisory services and order placement facilities for each Portfolio of the Fund and pays all compensation of Trustees of the Fund who are affiliated persons of the Adviser. The Adviser or its affiliates also furnish the Fund, without charge, with management supervision and assistance and office facilities. Under the Advisory Agreement, each of the Portfolios pays an advisory fee at the annual rate of .50 of 1% of the first $1.25 billion of the average daily value of its net assets, .49 of 1% of the next $.25 billion of such assets, .48 of 1% of the next $.25 billion of such assets, .47 of 1% of the next $.25 billion of such assets, .46 of 1% of the next $1 billion of such assets and .45 of 1% of the average daily net assets of the respective Portfolio in excess of $3 billion. The fee is accrued daily and paid monthly. Pursuant to the Advisory Agreement the Adviser will reimburse a Portfolio to the extent that its net expenses (excluding taxes, brokerage, interest and extraordinary expenses) exceed 1% of its average daily net assets for any fiscal year.

         For the fiscal years ended June 30, 1998, 1999 and 2000 the Adviser received from the General Portfolio an advisory fee of $5,958,295, $6,583,961 and $6,536,878, respectively.

____________________

7. Until October 29, 1999, Alliance Holding served as the investment adviser to the Fund. On that date, Alliance Holding reorganized by transferring its business to the Adviser. Prior thereto, the Adviser had no material business operations. One result of the reorganization was that the Advisory Agreement, then between the Fund and Alliance Holding, was transferred to the Adviser, and ownership of Alliance Fund Distributors, Inc. and Alliance Fund Services, Inc., the Fund's principal underwriter and transfer agent, respectively, also was transferred to the Advisers.

         For the fiscal year ended June 30, 1998, the Adviser received from the New York Portfolio an advisory fee of $2,107,793 (net of $130,250 of voluntary expense reimbursement for expenses exceeding .85 of 1% of its average daily net assets for the period July 1, 1997 to November 19, 1997, and for expenses exceeding .93 of 1% of average daily net assets for the period November 20, 1997 to January 5, 1998). For the fiscal year ended June 30, 1999, the Adviser received from the New York Portfolio an advisory fee of $2,630,694 (net of $227,602 of expense reimbursement for expenses exceeding 1.00% of its average daily net assets) for the year. For the fiscal year ended
June 30, 2000, the Adviser received from the New York Portfolio an advisory fee of $3,196,404 (net of $126,125 of expense reimbursement for expenses exceeding 1.00% of its average daily net assets) for the year.

         For the fiscal years ended June 30, 1998, 1999 and 2000 the Adviser received from the California Portfolio an advisory fee of $2,016,456, $2,590,077 and $4,417,425, respectively.

          For the fiscal year ended June 30, 1998, the Adviser received from the Connecticut Portfolio an advisory fee of $485,224 (net of $104,471 voluntary expense reimbursements for the period July 1, 1997 to October 26, 1997 for expenses exceeding .80% of its average daily net assets and from October 27, 1997 to November 19, 1997 for expenses exceeding .85% of its average daily net assets). For the fiscal year ended June 30, 1999, the Adviser received from the Connecticut Portfolio an advisory fee of $651,094 (net of $114,669 of expense reimbursement for expenses exceeding 1.00% of its average daily net assets) for the year. For the fiscal year ended June 30, 2000, the Adviser received from the Connecticut Portfolio an advisory fee of $714,864 (net of $112,692 of expense reimbursement for expenses exceeding 1.00% of its average daily net assets) for the year.

         For the fiscal year ended June 30, 1998, the Adviser received from the New Jersey Portfolio an advisory fee of $575,645 (net of $133,545 of voluntary expense reimbursement for expenses exceeding .85% of its average daily net assets for the period July 1, 1997 to November 19, 1997). For the fiscal year ended June 30, 1999, the Adviser received from the New Jersey Portfolio an advisory fee of $831,173 (net of $178,102 of expense reimbursement for expenses exceeding 1.00% of its average daily net assets) for the year. For the fiscal year ended June 30, 2000, the Adviser received from the New Jersey Portfolio an advisory fee of $1,057,894 (net of $185,664 of expense reimbursement for expenses exceeding 1.00% of its average daily net assets) for the year.

         For the fiscal year ended June 30, 1998, the Adviser received from the Virginia Portfolio an advisory fee of $483,177 (net of $63,064 for voluntary expense reimbursements for the period July 1, 1997 to October 15, 1997 for expenses exceeding
 .80% of its average daily net assets, from October 16, 1997 to October 26, 1997 for expenses exceeding .85% of its average daily net assets, from October 27, 1997 to November 19, 1997 for expenses exceeding .90% of its average daily net assets and from November 20, 1997 to January 5, 1998 for expenses exceeding .95% of its average daily net assets). For the fiscal year ended
June 30, 1999, the Adviser received from the Virginia Portfolio an advisory fee of $547,767 (net of $92,640 of expense reimbursement for expenses exceeding 1.00% of its average daily net assets) for the year. For the fiscal year ended June 30, 2000, the Adviser received from the Virginia Portfolio an advisory fee of $581,332 (net of $97,926 of expense reimbursement for expenses exceeding 1.00% of its average daily net assets) for the year.

         For the fiscal year ended June 30, 1998, the Adviser received from the Florida Portfolio an advisory fee of $450,598 (net of $112,733 of voluntary expense reimbursements for the period from July 1, 1997 to July 31, 1997 for expenses exceeding
 .75% of its average daily net assets, from August 1, 1997 to October 26, 1997 for expenses exceeding .80% of its average daily net assets and from October 27, 1997 to November 19, 1997 for expenses exceeding .85% of its average daily net assets). For the fiscal year ended June 30, 1999, the Adviser received from the Florida Portfolio an advisory fee of $605,698 (net of $116,738 of expense reimbursement for expenses exceeding 1.00% of its average daily net assets) for the year. For the fiscal year ended June 30, 2000, the Adviser received from the Florida Portfolio an advisory fee of $813,484 (net of $154,360 of expense reimbursement for expenses exceeding 1.00% of its average daily net assets) for the year.

         For the fiscal year ended June 30, 1998, the Adviser received from the Massachusetts Portfolio an advisory fee of $21,408 (net of $105,068 of voluntary expense reimbursements for the period from July 1, 1997 to August 31, 1997 for expenses exceeding .50% of its average daily net assets, from September 1, 1997 to September 30, 1997 for expenses exceeding .60% of its average daily net assets, from October 1, 1997 to October 26, 1997 for expenses exceeding .70% of its average daily net assets, from October 27, 1997 to November 19, 1997 for expenses exceeding
 .80% of its average daily net assets and from November 20, 1997 to January 5, 1998 for expenses exceeding .90% of its average daily net assets). For the fiscal year ended June 30, 1999, the Adviser received from the Massachusetts Portfolio an advisory fee of $10,417 (net of $188,046 of expense reimbursement for expenses exceeding 1.00% of its average daily net assets) for the year.

For the fiscal year ended June 30, 2000, the Adviser received from the Massachusetts Portfolio an advisory fee of $270,972 (net of $155,015 of expense reimbursement for expenses exceeding 1.00% of its average daily net assets) for the year.

         In accordance with the Distribution Services Agreement described below, the Fund may pay a portion of advertising and promotional expenses in connection with the sale of shares of the Fund. The Fund also pays for printing of prospectuses and other reports to shareholders and all expenses and fees related to registration and filing with the Commission and with state regulatory authorities. The Fund pays all other expenses incurred in its operations, including the Adviser's management fees; custody, transfer and dividend disbursing expenses; legal and auditing costs; clerical, accounting, administrative and other office costs; fees and expenses of Trustees who are not affiliated with the Adviser; costs of maintenance of the Fund's existence; and interest charges, taxes, brokerage fees, and commissions. As to the obtaining of clerical and accounting services not required to be provided to the Fund by the Adviser under the Advisory Agreement, the Fund may employ its own personnel. For such services, it also may utilize personnel employed by the Adviser or its affiliates; if so done, the services are provided to the Fund at cost and the payments therefore must be specifically approved in advance by the Fund's Trustees. In respect of the Adviser's services to the Portfolios for the fiscal years ended June 30, 1998, 1999 and 2000, the Adviser received $107,500, $108,000 and $111,000, respectively, from the General Portfolio; $94,500, 95,000 and $98,000, respectively, from the New York Portfolio; $94,500, $95,000 and $98,000, respectively, from the California Portfolio; $91,500, $92,000 and $95,000, respectively, from the Connecticut Portfolio; $91,500, $92,000, and $95,000, respectively, from the New Jersey Portfolio; $91,000, $92,000 and $95,000, respectively, from the Virginia Portfolio; $92,000, $92,000 and $95,000, respectively, from the Florida Portfolio; and $46,000, $92,000 and $95,000, respectively from the Massachusetts Portfolio. The Pennsylvania and Ohio Portfolios had not yet commenced operations.

         The Fund has made arrangements with certain broker-dealers, including Pershing, Division of Donaldson, Lufkin & Jenrette Securities Corporation ("Pershing"), an affiliate of the Adviser, whose customers are Fund shareholders pursuant to which payments are made to such broker-dealers performing recordkeeping and shareholder servicing functions. Such functions may include opening new shareholder accounts, processing purchase and redemption transactions, and responding to inquiries regarding the Fund's current yield and the status of shareholder accounts. The Fund pays fully disclosed and omnibus broker dealers (including Pershing) for such services. The Fund may also pay for the electronic communications equipment maintained at the broker-dealers' offices that permits access to the Fund's computer files and, in addition, reimburses fully-disclosed broker-dealers at cost for personnel expenses involved in providing such services. All such payments must be approved or ratified by the Trustees. For the fiscal years ended June 30, 1998, 1999 and 2000, broker-dealers were reimbursed $1,125,764, $1,986,518 and $1,956,064, respectively, by the General Portfolio; $298,242, $772,574 and $883,652, respectively, by the New York Portfolio; $345,752, $668,086 and $1,117,525,
respectively, by the California Portfolio; $88,878, $207,668 and $228,239, respectively, by the Connecticut Portfolio; $96,775, $322,872 and $415,151, respectively, by the New Jersey Portfolio; $74,646, $145,278 and $150,548, respectively, by the Virginia Portfolio; $95,751, $199,802 and $269,804, respectively, by the Florida Portfolio; and $16,224, $54,000 and $114,486,
respectively, by the Massachusetts Portfolio. A substantial portion of these fees were paid to affiliates. The Pennsylvania and Ohio Portfolios had not yet commenced operations.

         The Advisory Agreement became effective on July 22, 1992. Continuance of the Advisory Agreement for an additional annual term was approved by the vote, cast in person by all the Trustees of the Trust who neither were interested persons of the Trust nor had any direct or indirect financial interest in the Agreement or any related agreement, at a meeting called for that purpose on June 5, 2000.

         The Advisory Agreement remains in effect from year to year provided that such continuance is specifically approved at least annually by a vote of a majority of the outstanding shares of the Fund or by the Fund's Trustees, including in either case approval by a majority of the Trustees who are not parties to the Agreement, or interested persons as defined in the Act. The Advisory Agreement may be terminated without penalty on 60 days' written notice at the option of either party or by a vote of the outstanding voting securities of the Fund; it will automatically terminate in the event of assignment. The Adviser is not liable for any action or inaction with regard to its obligations under the Advisory Agreement as long as it does not exhibit willful misfeasance, bad faith, gross negligence, or reckless disregard of its obligations.

Distribution Services Agreement

         Rule 12b-1 under the Act permits an investment company to directly or indirectly pay expenses associated with the distribution of its shares in accordance with a duly adopted and approved plan. The Fund has entered into a Distribution Services
Agreement (the "Agreement") which includes a plan adopted pursuant to Rule 12b-1 (the "Plan"), with Alliance Fund

Distributors, Inc. (the "Distributor"), which applies to all Series of the Trust. Pursuant to the Plan, the Fund makes payments each month to AFD in an amount that will not exceed, on an annualized basis, .25 of 1% of the Fund's aggregate average daily net assets. In addition, under the Agreement the Distributor makes payments for distribution assistance and for administrative, accounting and other services from its own resources which may include the management fee paid by the Fund.

         Payments under the Agreement are used in their entirety for (i) payments to broker-dealers and other financial intermediaries, including the Distributor and Donaldson, Lufkin & Jenrette Securities Corporation and its Pershing Division, affiliates of the Adviser, for distribution assistance and to banks and other depository institutions for administrative and accounting services, and (ii) otherwise promoting the sale of shares of the Fund such as by paying for the preparation, printing and distribution of prospectuses and other promotional materials sent to existing and prospective shareholders and by directly or indirectly purchasing radio, television, newspaper and other advertising. In approving the Agreement, the Trustees determined that there was a reasonable likelihood that the Agreement would benefit the Fund and its shareholders.

         During the fiscal year ended June 30, 2000, the General Portfolio made payments to the Adviser for expenditures under the Agreement in amounts aggregating $3,271,367 which constituted .25 of 1% of such Portfolio's average daily net assets during the year, and the Adviser made payments from its own resources as described above aggregating $3,585,278. Of the $6,856,645 paid by the General Portfolio and the Adviser under the Agreement, $38,000 was spent on the printing and mailing of prospectuses for persons other than current shareholders (the Portfolio's pro rata share was approximately $18,130) and $6,818,644 for compensation to dealers (the Portfolio's pro rata share was approximately $3,253,237).

         During the fiscal year ended June 30, 2000 the New York Portfolio made payments to the Adviser for expenditures under the Agreement in amounts aggregating $1,661,264 which constituted .25 of 1% of such Portfolio's average daily net assets during the year, and the Adviser made payments from its own resources as described above aggregating $1,783,684. Of the $3,444,948 paid by the New York Portfolio and the Adviser under the Agreement, $47,000 was spent on the printing and mailing of prospectuses for persons other than current shareholders (the Portfolio's pro rata share was approximately $22,665) and $3,397,948 for compensation to dealers (the Portfolio's pro rata share was approximately $1,638,599.

         During the fiscal year ended June 30, 2000 the California Portfolio made payments to the Adviser for expenditures under the Agreement in amounts aggregating $2,208,713 which constituted .25 of 1% of such Portfolio's average daily net assets during the year, and the Adviser made payments from its own resources as described above aggregating $2,354,988. Of the $4,563,701 paid by the California Portfolio and the Adviser under the Agreement, $54,000 was spent on the printing and mailing of prospectuses for persons other than current shareholders (the Portfolio's pro rata share was approximately $26,135) and $4,509,701 for compensation to dealers (the Portfolio's pro rata share was approximately $4,536,566).

         During the fiscal year ended June 30, 2000, the Connecticut Portfolio made payments to the Adviser for expenditures under the Agreement in amounts aggregating $413,778 which constituted .25 of 1% of such Portfolio's average daily net assets during the period, and the Adviser made payments from its own resources as described above aggregating $423,782. Of the $837,560 paid by the Connecticut Portfolio and the Adviser under the Agreement, $7,000 was spent on printing and mailing of prospectuses for persons other than current shareholders (the Portfolio's pro rata share was approximately $3,458) and $830,560 for compensation of dealers (the Portfolio's pro rata share was approximately $410,320).

         During the fiscal year ended June 30, 2000, the New Jersey Portfolio made payments to the Adviser for expenditures under the Agreement in amounts aggregating $621,779 which constituted .25 of 1% of such Portfolio's average daily net assets during the period, and the Adviser made payments from its own resources as described above aggregating $705,305. Of the $1,327,084 paid by the New Jersey Portfolio and the Adviser under the Agreement, $17,000 was spent on printing and mailing of prospectuses for persons other than current shareholders (the Portfolio's pro rata share was approximately $7,965) and $1,310,084 for compensation of dealers (the Portfolio's pro rata share was approximately $613,814).

         During the fiscal year ended June 30, 2000, the Virginia Portfolio made payments to the Adviser for expenditures under the Agreement in amounts aggregating $339,629 which constituted .25 of 1% of such Portfolio's average daily net assets during the period, and the Adviser made payments from its own resources as described above aggregating $355,553. Of the $695,182 paid by the Virginia Portfolio and the Adviser under the Agreement, $4,000 was spent on printing and mailing of prospectuses for persons other than current shareholders (the Portfolio's pro rata share was approximately $1,954) and $691,182 for compensation of dealers (the Portfolio's pro rata share was approximately $337,675).

         For the fiscal year ended June 30, 2000 the Florida Portfolio made payments to the Adviser for expenditures under the Agreement in amounts aggregating $483,922 which constituted .25 of 1% of such Portfolio's average daily net assets during the period, and the Adviser made payments from its own resources as described above aggregating $697,426. Of the $1,181,348 paid by the Florida Portfolio and the Adviser under the Agreement, $6,000 was spent on printing and mailing of prospectuses for persons other than current shareholders (the Portfolio's pro rata share was approximately $2,458) and $1,175,348 for compensation of dealers (the Portfolio's pro rata share was approximately $481,464).

         For the fiscal year ended June 30, 2000 the Massachusetts Portfolio made payments to the Adviser for expenditures under the Agreement in amounts aggregating $212,994 which constituted .25 of 1% of such Portfolio's average daily net assets during the period, and the Adviser made payments from its own resources as described above aggregating $256,615. Of the $469,609 paid by the Massachusetts Portfolio and the Adviser under the Agreement, $3,000 was spent on printing and mailing of prospectuses for persons other than current shareholders (the Portfolio's pro rata share was approximately $1,361) and $466,609 for compensation of dealers (the Portfolio's pro rata share was approximately $211,633).

         The administrative and accounting services provided by broker-dealers, depository institutions and other financial institutions may include, but are not limited to, establishing and maintaining shareholder accounts, sub-accounting, processing of purchase and redemption orders, sending confirmations of transactions, forwarding financial reports and other communications to shareholders and responding to shareholder inquiries regarding the Fund. As interpreted by courts and administrative agencies, certain laws and regulations limit the ability of a bank or other depository institution to become an underwriter or distributor of securities. However, in the opinion of the Fund's management based on the advice of counsel, these laws and regulations do not prohibit such depository institutions from providing other services for investment companies such as the administrative and accounting services described above. The Trustees will consider appropriate modifications to the Fund's operations, including discontinuance of payments under the Agreement to banks and other depository institutions, in the event of any future change in such laws or regulations which may affect the ability of such institutions to provide the above-mentioned services.

         The Treasurer of the Fund reports the amounts expended under the Agreement and the purposes for which such expenditures were made to the Trustees on a quarterly basis. Also, the


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

Agreement provides that the selection and nomination of disinterested Trustees (as defined in the Act) are committed to the discretion of the disinterested Trustees then in office.

         The Agreement for the Fund became effective on July 22, 1992. Continuance of the Agreement for an additional annual term was approved by the vote, cast in person by all the Trustees of the Fund who neither were interested persons of the Fund nor had any direct or indirect financial interest in the Agreement or any related agreement, at a meeting called for that purpose on June 5, 2000. The Agreement may be continued annually thereafter if approved by a majority vote of the Trustees who neither are interested persons of the Fund nor have any direct or indirect financial interest in the Agreement or in any related agreement, cast in person at a meeting called for that purpose.

         All material amendments to the Agreement must be approved by a vote of the Trustees, including a majority of the disinterested Trustees, cast in person at a meeting called for that purpose, and the Agreement may not be amended in order to increase materially the costs which the Fund may bear pursuant to the Agreement without the approval of a majority of the outstanding shares of the Fund. The Agreement may also be terminated at any time by a majority vote of the disinterested Trustees, or by a majority of the outstanding shares of the Fund or by the Distributor. Any agreement with a qualifying broker-dealer or other financial intermediary may be terminated without penalty on not more than 60 days' written notice by a vote of the majority of non-party Trustees, by a vote of a majority of the outstanding shares of the Fund, or by the Distributor and will terminate automatically in the event of its assignment.

         The Agreement is in compliance with rules of the National Association of Securities Dealers, Inc. (the "NASD") which became effective July 7, 1993 and which limit the annual asset-based sales charges and service fees that a mutual fund may impose to .75% and .25%, respectively, of average annual net assets.

_________________________________________________________________

               PURCHASES AND REDEMPTION OF SHARES
_________________________________________________________________

         The Fund may refuse any order for the purchase of shares. The Fund reserves the right to suspend the sale of its shares to the public in response to conditions in the securities markets or for other reasons.





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

    Accounts Not Maintained Through Financial Intermediaries

Opening Accounts-New Investments

    A. When Funds are Sent by Wire (the wire method permits immediate credit)

         1)   Telephone the Fund toll-free at (800) 824-1916.
              The Fund will ask for the name of the account as you wish it to be registered, address of the account, and taxpayer identification number (social security number for an individual). The Fund will then provide you with an account number.

         2)   Instruct your bank to wire Federal funds (minimum
              $1,000) exactly as follows:

              ABA 0110 00028
              State Street Bank and Trust Company
              Boston, MA  02101
              Alliance Municipal Trust
              DDA  9903-279-9

              Your account name as registered with the Fund
              Your account number as registered with the Fund

         3)   Mail a completed Application Form to:

              Alliance Fund Services, Inc.
              P.O. Box 1520
              Secaucus, New Jersey  07096-1520

    B.   When Funds are Sent by Check

         1)   Fill out an Application Form.

         2) Mail the completed Application Form along with your check or negotiable bank draft (minimum $1,000), payable to "Alliance Municipal Trust," to Alliance
              Fund Services, Inc. as in A(3) above.

Subsequent Investments

    A.   Investments by Wire (to obtain immediate credit)

         Instruct your bank to wire Federal funds (minimum $100) to State Street Bank and Trust Company ("State Street Bank") as in A(2) above.





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

    B.   Investments by Check

         Mail your check or negotiable bank draft (minimum $100), payable to "Alliance Municipal Trust," to Alliance Fund Services,
Inc. as in A(3) above.

         Include with the check or draft the "next investment" stub from one of your previous monthly or interim account statements. For added identification, place your Fund account number on the check or draft.

Investments Made by Check

         Money transmitted by a check drawn on a member of the Federal Reserve System is converted to Federal funds in one business day following receipt and, thus, is then invested in the Fund. Checks drawn on banks which are not members of the Federal Reserve System may take longer to be converted and invested. All payments must be in United States dollars.

         PROCEEDS FROM ANY SUBSEQUENT REDEMPTION BY YOU OF FUND SHARES THAT WERE PURCHASED BY CHECK OR ELECTRONIC FUNDS TRANSFER WILL NOT BE FORWARDED TO YOU UNTIL THE FUND IS REASONABLY ASSURED THAT YOUR CHECK OR ELECTRONIC FUNDS TRANSFER HAS CLEARED, UP TO FIFTEEN DAYS FOLLOWING THE PURCHASE DATE. If the redemption request during such period is in the form of a Fund check, the check will be marked "insufficient funds" and be returned unpaid to the presenting bank.

Redemptions

    A.   By Telephone

         You may withdraw any amount from your account on any Fund business day (i.e., any weekday exclusive of days on which the New York Stock Exchange or State Street Bank is closed) via orders given to AFS by telephone toll-free (800) 824-1916. Such redemption orders must include your account name as registered with the Fund and the account number.

         If your telephone redemption order is received by AFS prior to 12:00 Noon (Eastern time), we will send the proceeds in Federal funds by wire to your designated bank account that day. The minimum amount for a wire is $1,000. If your telephone redemption order is received by AFS after 12:00 Noon and before 4:00 p.m., we will wire the proceeds the next business day. You also may request that proceeds be sent by check to your designated bank. Redemptions are made without any charge to you.

         During periods of drastic economic or market developments, such as the market break of October 1987, it is


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

possible that shareholders would have difficulty in reaching AFS by telephone (although no such difficulty was apparent at any time in connection with the 1987 market break). If a shareholder were to experience such difficulty, the shareholder should issue written instructions to AFS at the address shown on the cover of this Statement of Additional Information. The Fund reserves the right to suspend or terminate its telephone redemption service at any time without notice. Telephone redemption is not available with respect to shares (i) for which certificates have been issued, (ii) held by a shareholder who has changed his or her address of record within the preceding 30 calendar days or (iii) held in any retirement plan account. Neither the Fund nor the Adviser, nor AFS will be responsible for the authenticity of telephone requests for redemptions that the Fund reasonably believes to be genuine. The Fund will employ reasonable procedures in order to verify that telephone requests for redemptions are genuine, including among others, recording such telephone instructions and causing written confirmations of the resulting transactions to be sent to shareholders. If the Fund did not employ such procedures, it could be liable for losses arising from unauthorized or fraudulent telephone instructions. Selected dealers or agents may charge a commission for handling telephone requests for redemptions.

    B.   By Checkwriting

         With this service, you may write checks made payable to any payee. Checks cannot be written for more than the principal balance (not including any accrued dividends) in your account. First, you must fill out the Signature Card which is with the Application Form. If you wish to establish this checkwriting service subsequent to the opening of your Fund account, contact the Fund by telephone or mail. There is no separate charge for the checkwriting service, except that State Street Bank may impose charges for checks which are returned unpaid because of insufficient funds or for checks upon which you have placed a stop order. There is currently a $7.50 charge for check reorders.

         The checkwriting service enables you to receive the daily dividends declared on the shares to be redeemed until the day that your check is presented to State Street Bank for payment.

    C.   By Mail

         You may withdraw any amount from your account at any time by mail. Written orders for withdrawal, accompanied by duly endorsed certificates, if issued, should be mailed to Alliance Fund Services, Inc., P.O. Box 1520, Secaucus, New Jersey
07096-1520.  Such orders must include the account name as


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

registered with the Fund and the account number. All written orders for redemption, and accompanying certificates, if any, must be signed by all owners of the account with the signatures guaranteed by an institution which is an "eligible guarantor" as defined in Rule 17Ad-15 under the Securities Exchange Act of 1934, as amended.

_________________________________________________________________

                     ADDITIONAL INFORMATION
_________________________________________________________________

         Automatic Investment Program. A shareholder may purchase shares of the Fund through an automatic investment program through a bank that is a member of the National Automated Clearing House Association. Purchases can be made on a Fund business day each month designated by the shareholder. Shareholders wishing to establish an automatic investment program should write or telephone the Fund or AFS at (800) 221-5672.

         Shareholders maintaining Fund accounts through brokerage firms and other institutions should be aware that such institutions necessarily set deadlines for receipt of transaction orders from their clients that are earlier than the transaction times of the Fund itself so that the institutions may properly process such orders prior to their transmittal to State Street Bank and Trust Company ("State Street Bank"). Should an investor place a transaction order with such an institution after its deadline, the institution may not effect the order with the Fund until the next business day. Accordingly, an investor should familiarize himself or herself with the deadlines set by his or her institution. For example, the Fund's Distributor accepts purchase orders from its customers up to 2:15 p.m. (Eastern time) for issuance at the 4:00 p.m. (Eastern time) transaction time and price. A brokerage firm acting on behalf of a customer in connection with transactions in Fund shares is subject to the same legal obligations imposed on it generally in connection with transactions in securities for a customer, including the obligation to act promptly and accurately.

         Orders for the purchase of Fund shares become effective at the next transaction time after Federal funds or bank wire monies become available to State Street Bank for a shareholder's investment. Federal funds are a bank's deposits in a Federal Reserve Bank. These funds can be transferred by Federal Reserve wire from the account of one member bank to that of another member bank on the same day and are considered to be immediately available funds; similar immediate availability is accorded monies received at State Street Bank by bank wire. Money transmitted by a check drawn on a member of the Federal Reserve System is converted to Federal funds in one business day


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

following receipt. Checks drawn on banks which are not members of the Federal Reserve System may take longer. All payments
(including checks from individual investors) must be in United
States dollars.

         All shares purchased are confirmed to each shareholder and are credited to his or her account at the net asset value.
To avoid unnecessary expense to the Fund and to facilitate the immediate redemption of shares, share certificates, for which no charge is made, are not issued except upon the written request of a shareholder. Certificates are not issued for fractional shares. Shares for which certificates have been issued are not eligible for any of the optional methods of withdrawal; namely, the telephone, telegraph, checkwriting or periodic redemption procedures. The Fund reserves the right to reject any purchase order.

         Arrangements for Telephone Redemptions. If you wish to use the telephone redemption procedure, indicate this on your Application Form and designate a bank and account number to receive the proceeds of your withdrawals. If you decide later that you wish to use this procedure, or to change instructions already given, send a written notice to Alliance Fund Services, Inc., P.O. Box 1520, Secaucus, New Jersey 07096-1520, with your signature guaranteed by an institution which is an eligible guarantor. For joint accounts, all owners must sign and have their signatures guaranteed.

         Retirement Plans. The Fund's objectives of safety of principal, excellent liquidity and maximum current income to the extent consistent with the first two objectives may make it a suitable investment vehicle for part or all of the assets held in various tax-deferred retirement plans. The Fund has available forms of individual retirement account (IRA), simplified employee pension plans (SEP), 403(b)(7) plans and employer-sponsored retirement plans (Keogh or HR10 Plan). Certain services described in this prospectus may not be available to retirement accounts and plans. Persons desiring information concerning these plans should write or telephone the Fund or AFS at
(800) 221-5672.

         The Alliance Plans Division of Frontier Trust Company, a subsidiary of The Equitable Life Assurance Society of the United States, is the custodian under these plans. The custodian charges a nominal account establishment fee and a nominal annual maintenance fee. A portion of such fees is remitted to AFS to compensate that organization for services rendered to retirement plan accounts maintained with the Fund.

         Periodic Distribution Plans. Without affecting your right to use any of the methods of redemption described above, by


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

checking the appropriate boxes on the Application Form, you may elect to participate additionally in the following plans without any separate charge. Under the Income Distribution Plan you receive monthly payments of all the income earned in your Fund account, with payments forwarded by check or electronically via the Automated Clearing House ("ACH") network shortly after the close of the month. Under the Systematic Withdrawal Plan, you may request payments by check or electronically via the ACH network in any specified amount of $50 or more each month or in any intermittent pattern of months. If desired, you can order, via a signature-guaranteed letter to the Fund, such periodic payments to be sent to another person. Shareholders wishing either of the above plans electronically through the ACH network should write or telephone the Fund or AFS at (800) 221-5672.

         The Fund has the right to close out an account if it has a zero balance on December 31 and no account activity for the first six months of the subsequent year. Therefore, unless this has occurred, a shareholder with a zero balance, when reinvesting, should continue to use his account number. Otherwise, the account should be re-opened pursuant to procedures described above or through instructions given to a financial intermediary.

         A "business day," during which purchases and redemptions of Fund shares can become effective and the transmittal of redemption proceeds can occur, is considered for Fund purposes as any weekday exclusive of New Year's Day, Martin Luther King, Jr. Day, President's Day (observed), Good Friday, Memorial Day (observed), Independence Day, Labor Day, Thanksgiving Day and Christmas Day; if one of these holidays falls on a Saturday or Sunday, purchases and redemptions will likewise not be processed on the preceding Friday or the following Monday, respectively.
On any such day that is an official bank holiday in Massachusetts, neither purchases nor wired redemptions can become effective because Federal funds cannot be received or sent by State Street Bank. On such days, therefore, the Fund can only accept redemption orders for which shareholders desire remittance by check. The right of redemption may be suspended or the date of a redemption payment postponed for any period during which the New York Stock Exchange is closed (other than customary weekend and holiday closings), when trading on the New York Stock Exchange is restricted, or an emergency (as determined by the Commission) exists, or the Commission has ordered such a suspension for the protection of shareholders. The value of a shareholder's investment at the time of redemption may be more or less than his or her cost, depending on the market value of the securities held by the Fund at such time and the income earned.

_________________________________________________________________

       DAILY DIVIDENDS - DETERMINATION OF NET ASSET VALUE
_________________________________________________________________

         All net income of each Portfolio is determined after the close of each business day, currently 4:00 p.m. Eastern time (and at such other times as the Trustees may determine) and is paid immediately thereafter pro rata to shareholders of record of that Portfolio via automatic investment in additional full and fractional shares in each shareholder's account at the rate of one share for each dollar distributed. As such additional shares are entitled to dividends on following days, a compounding growth of income occurs.

         A Portfolio's net income consists of all accrued interest income on Portfolio assets less expenses allocable to that Portfolio (including accrued expenses and fees payable to the Adviser) applicable to that dividend period. Realized gains and losses are reflected in a Portfolio's net asset value and are not included in net income. Net asset value per share of each Portfolio is expected to remain constant at $1.00 since all net income of each Portfolio is declared as a dividend each time net income is determined and net realized gains and losses are expected to be relatively small.

         The valuation of the Fund's portfolio securities is based upon their amortized cost which does not take into account unrealized securities gains or losses as measured by market valuations. The amortized cost method involves valuing an instrument at its cost and thereafter applying a constant amortization to maturity of any discount or premium, regardless of the impact of fluctuating interest rates on the market value of the instrument. During periods of declining interest rates, the daily yield on shares of the Fund may be higher than that of a fund with identical investments utilizing a method of valuation based upon market prices for its portfolio instruments; the converse would apply in a period of rising interest rates.

         Pursuant to Rule 2a-7 the Fund currently treats a municipal security which has a variable or floating rate of interest as having a maturity equal to the period prescribed by such rule. The Fund maintains procedures designed to maintain, to the extent reasonably possible, the price per share of each Portfolio as computed for the purpose of sales and redemptions at $1.00. Such procedures include review of the Fund's portfolio holdings by the Trustees to the extent required by Rule 2a-7 under the Act at such intervals as they deem appropriate to determine whether and to what extent the net asset value of each Portfolio calculated by using available market quotations or market equivalents deviates from net asset value based on amortized cost. There can be no assurance, however, that the Fund's net asset value per share will remain constant at $1.00.

         The net asset value of the shares of each Portfolio is determined each business day (and on such other days as the Trustees deem necessary) at 12:00 Noon and 4:00 p.m. Eastern time. The net asset value per share of a Portfolio is calculated by taking the sum of the value of that Portfolio's investments and any cash or other assets, subtracting liabilities, and dividing by the total number of shares of that Portfolio outstanding. All expenses, including the fees payable to the Adviser, are accrued daily.

_________________________________________________________________

                              TAXES
_________________________________________________________________

Federal Income Tax Considerations

         Each of the Fund's Portfolios has qualified for each fiscal year to date and intends to qualify in each future year to be taxed as a regulated investment company under the Internal Revenue Code of 1986, as amended (the "Code") and, as such, will not be liable for Federal income and excise taxes on the net income and capital gains distributed to its shareholders. Since each Portfolio of the Fund distributes all of its net income and capital gains, each Portfolio should thereby avoid all Federal income and excise taxes.

         For shareholders' Federal income tax purposes, distributions to shareholders out of tax-exempt interest income earned by each Portfolio of the Fund generally are not subject to Federal income tax. See, however, "Investment Objectives and Policies-Alternative Minimum Tax" above.

         Distributions out of taxable interest income, other investment income, and short-term capital gains are taxable to shareholders as ordinary income. Since each Portfolio's investment income is derived from interest rather than dividends, no portion of such distributions is eligible for the dividends-received deduction available to corporations. Long-term capital gains, if any, distributed by a Portfolio to a shareholder are taxable to the shareholder as long-term capital gain, irrespective of the length of time he may have held his shares. Distributions of short and long-term capital gains, if any, are normally made once each year near calendar year-end, although such distributions may be made more frequently if necessary in order to maintain a Portfolio's net asset value at $1.00 per share.

         Interest on indebtedness incurred by shareholders to purchase or carry shares of a Portfolio of the Fund is not deductible for Federal income tax purposes. Under rules of the Internal Revenue Service for determining when borrowed funds are used for purchasing or carrying particular assets, shares may be considered to have been purchased or carried with borrowed funds even though those funds are not directly linked to the shares. Further, persons who are "substantial users" (or related persons) of facilities financed by private activity bonds (within the meaning of Section 147(a) of the Code) should consult their tax advisers before purchasing shares of any Portfolio.

         Substantially all of the dividends paid by each Portfolio are anticipated to be exempt from Federal income taxes. Shortly after the close of each calendar year, a notice is sent to each shareholder advising him of the total dividends paid into his account for the year and the portion of such total that is exempt from Federal income taxes. This portion is determined by the ratio of the tax-exempt income to total income for the entire year and, thus, is an annual average rather than a day-by-day determination for each shareholder.

         For each Portfolio, except the New York and Connecticut
Portfolios, distributions out of income earned from U.S.
Government securities will be exempt from state personal income or other state tax as described below.

State Income Tax Considerations

General Portfolio. Shareholders of the General Portfolio may be subject to state and local taxes on distributions from the General Portfolio, including distributions which are exempt from Federal income taxes. Each investor should consult his own tax adviser to determine the tax status of distributions from the General Portfolio in his particular state and locality.

New York Portfolio. Shareholders of the New York Portfolio who are individual residents of New York are not subject to the New York State or New York City personal income taxes on distributions from the New York Portfolio which are designated as derived from municipal securities issued by the State of New York or its political subdivisions. Distributions from the New York Portfolio are, however, subject to the New York Corporate Franchise Tax payable by corporate shareholders.

California Portfolio. Shareholders of the California Portfolio who are individual residents of California are not subject to the California personal income tax on distributions from the California Portfolio which are designated as derived from municipal securities issued by the State of California or its political subdivisions. Distributions from the California

Portfolio are, however, subject to the California Corporate
Franchise Tax payable by corporate shareholders.

Connecticut Portfolio. Shareholders of the Connecticut Portfolio who are individual residents of Connecticut are not subject to Connecticut personal income taxes on distributions from the Connecticut Portfolio which are designated as derived from municipal securities issued by the State of Connecticut or its political subdivisions. Distributions from the Connecticut Portfolio are, however, subject to the Connecticut Corporation Business Tax payable by corporate shareholders.

New Jersey Portfolio. Shareholders of the Portfolio who are individual residents of New Jersey are not subject to the New Jersey personal income tax on distributions from the Portfolio which are designated as derived from municipal securities issued by the State of New Jersey or its political subdivisions. Distributions from the Portfolio are, however, subject to the New Jersey Corporation Business (Franchise) Tax and the New Jersey Corporation Income Tax payable by corporate shareholders.

Virginia Portfolio. Shareholders of the Virginia Portfolio who are individual residents of Virginia are not subject to the Virginia personal income tax on distributions from the Portfolio which are designated as derived from municipal securities issued by the Commonwealth of Virginia or its political subdivisions.

Florida Portfolio. Dividends paid by the Portfolio to individual Florida shareholders will not be subject to Florida income tax, which is imposed only on corporations. However, Florida currently imposes an "intangible tax" at the rate of $2.00 per $1,000 taxable value of certain securities, such as shares of the Portfolio, and other intangible assets owned by Florida residents. U.S. Government Securities and Florida municipal securities are exempt from this intangible tax. It is anticipated that the Portfolio's shares will qualify for exemption from the Florida intangible tax. In order to so qualify, the Portfolio must, among other things, have its entire portfolio invested in U.S. Government Securities and Florida municipal securities on December 31 of any year. Exempt-interest dividends paid by the Portfolio to corporate shareholders will be subject to Florida corporate income tax.

Massachusetts Portfolio. Individual and other noncorporate shareholders of the Portfolio will not be subject to Massachusetts personal income tax on distributions by the Portfolio to the extent such distributions are derived from interest on Massachusetts obligations. Further, such shareholders will not be subject to Massachusetts personal income tax on long-term capital gains distributions made by the Portfolio to the extent such distributions are derived from gains on Massachusetts municipal obligations which were issued under specific legislation exempting gain on such obligations from Massachusetts personal income taxation. Distributions by the Portfolio will not be excluded from the net income of corporations and shares of the Portfolio will not be excluded from the net worth of intangible property corporations in determining the Massachusetts excise tax on corporations. Shares of the Portfolio will not be subject to Massachusetts local property taxes.

Pennsylvania Portfolio. Substantially all of the dividends paid by the Portfolio will be exempt from Pennsylvania personal and fiduciary income taxes, the Philadelphia School District investment net income tax and the Pennsylvania corporate net income tax. Dividends will be exempt from such taxes to the extent attributable to interest received from the Portfolio's investments in Pennsylvania municipal securities. Distributions of capital gain from the Portfolio are subject to Pennsylvania individual, fiduciary and corporate income taxes, but are not taxable for purposes of the Philadelphia School District income tax. Portfolio shares are included for purposes of determining a corporation's capital stock value subject to the Pennsylvania capital stock/franchise tax.

Ohio Portfolio. Substantially all of the distributions of income and capital gains paid by the Portfolio will be exempt from the Ohio personal income tax, Ohio school district income taxes and Ohio municipal income taxes, and that such distributions will not be includable in the net income tax base of the Ohio franchise tax. Distributions will be so exempt to the extent that they are derived from Ohio municipal securities, provided that at all times at least 50% of the value of the total assets of the Portfolio consists of Ohio municipal securities or similar obligations of other states or their subdivisions. Shares of the Portfolio will be included in a corporation's tax base for purposes of computing the Ohio corporate franchise tax on a net worth basis.

_________________________________________________________________

                       GENERAL INFORMATION
_________________________________________________________________

         Portfolio Transactions. Subject to the general supervision of the Trustees of the Fund, the Adviser is responsible for the investment decisions and the placing of the orders for portfolio transactions for the Fund. Because the Fund invests in securities with short maturities, there is a relatively high portfolio turnover rate. However, the turnover rate does not have an adverse effect upon the net yield and net asset value of the Fund's shares since the Fund's portfolio transactions occur primarily with issuers, underwriters or major dealers in money market instruments acting as principals. Such transactions are normally on a net basis which do not involve payment of brokerage commissions. The cost of securities purchased from an underwriter usually includes a commission paid by the issuer to the underwriters; transactions with dealers normally reflect the spread between bid and asked prices.

         The Fund has no obligations to enter into transactions in portfolio securities with any dealer, issuer, underwriter or other entity. In placing orders, it is the policy of the Fund to obtain the best price and execution for its transactions. Where best price and execution may be obtained from more than one dealer, the Adviser may, in its discretion, purchase and sell securities through dealers who provide research, statistical and other information to the Adviser. Such services may be used by the Adviser for all of its investment advisory accounts and, accordingly, not all such services may be used by the Adviser in connection with the Fund. The supplemental information received from a dealer is in addition to the services required to be performed by the Adviser under the Advisory Agreement, and the expenses of the Adviser will not necessarily be reduced as a result of the receipt of such information. During the fiscal years ended June 30, 1998, 1999 and 2000, the Fund paid no brokerage commissions.

         Capitalization. All shares of the Fund, when issued, are fully paid and non-assessable. The Trustees are authorized to reclassify and issue any unissued shares to any number of additional classes or series without shareholder approval. Accordingly, the Trustees in the future, for reasons such as the desire to establish one or more additional portfolios with different investment objectives, policies or restrictions, may create additional classes or series of shares. Any issuance of shares of another class would be governed by the Investment Company Act of 1940 and the law of the Commonwealth of Massachusetts. Shares of each Portfolio are normally entitled to one vote for all purposes. Generally, shares of all Portfolios vote as a single series for the election of Trustees and on any other matter affecting all Portfolios in substantially the same manner. As to matters affecting each Portfolio differently, such as approval of the Advisory Agreement and changes in investment policy, shares of each Portfolio vote as separate classes. Certain procedures for the removal by shareholders of trustees of investment trusts, such as the Fund, are set forth in Section 16(c) of the Act.

         At October 6, 2000, there were 4,134,220,895 shares of beneficial interest of the Fund outstanding. Of this amount 1,380,173,888 were for the General Portfolio; 850,667,313 were for the New York Portfolio; 891,522,634 were for the California


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

Portfolio; 175,606,642 were for the Connecticut Portfolio; 301,436,570 were for the New Jersey Portfolio; 140,774,308 were for the Virginia Portfolio; 212,869,914 were for the Florida Portfolio; 100,807,704 were for the Massachusetts Portfolio and 80,361,922 were for the Pennsylvania Portfolio. To the knowledge of the Fund the following persons owned of record and beneficially, 5% or more of the outstanding shares of the Portfolio as of October 6, 2000.

                                        No. of        % of
                                        Shares        Class

General Portfolio

Pershing As Agent                      844,055,971       61%
Omnibus Account
For Exclusive Benefit of Customers
1 Pershing Plaza
Jersey City, NJ  07399-0022

Janney Montgomery Scott                101,404,334     7.36%
As Agent Omnibus A/C For
Exclusive Benefit of Customers
1801 Market Street
Philadelphia, PA  19103

Robertson Stephens & Co.                84,478,554     6.13%
Attn:  Money Fund Desk
555 California Street #2600
San Francisco, CA  94104

New York Portfolio

U.S. Clearing Corp/Omnibus Acct         81,702,281     9.63%
FBO Customers
26 Broadway 12th Floor
New York, NY  10004-1801

Pershing As Agent                      495,055,322    58.32%
Omnibus Account
For Exclusive Benefit of Customers
1 Pershing Plaza
Jersey City, NJ  07399-0022

Morgan Stanley Dean Witter Online       51,527,277     6.07%
As Agent Omnibus A/C For
Exclusive Benefit of Customers
280 W 10200 S
Sandy, UT  84070

California Portfolio

Robertson Stephens & Co.               231,402,453    26.00%
555 California Street #2600
San Francisco, CA 94104-1502

Morgan Stanley Dean Witter Online       76,960,165     8.65%
As Agent Omnibus A/C For
Exclusive Benefit of Customers
280 W 10200 S
Sandy, UT  84070

U.S. Clearing Corp/Omnibus Acct         52,643,748     5.91%
FBO Customers
26 Broadway 12th Floor
New York, NY  10004-1801

Pershing As Agent                      331,547,713    37.25%
Omnibus Account
For Exclusive Benefit of Customers
1 Pershing Plaza
Jersey City, NJ  07399-0022

Connecticut Portfolio

U.S. Clearing Corp/Omnibus Acct         24,952,926    14.24%
FBO Customers
26 Broadway 12th Floor
New York, NY  10004-1801

Pershing As Agent                       85,165,516    48.60%
Omnibus Account
For Exclusive Benefit of Customers
1 Pershing Plaza
Jersey City, NJ  07399-0022

New Jersey Portfolio

U.S. Clearing Corp/Omnibus Acct         18,077,780     6.01%
FBO Customers
26 Broadway 12th Floor
New York, NY  10004-1801

Pershing As Agent                      210,483,519    69.96%
Omnibus Account
For Exclusive Benefit of Customers
1 Pershing Plaza
Jersey City, NJ  07399-0022

Janney Montgomery Scott                 18,186,184     6.04%
As Agent Omnibus A/C For
Exclusive Benefit of Customers
1801 Market Street
Philadelphia, PA  19103

Virginia Portfolio

Davenport & Co of Virginia Inc          91,528,979    65.16%
As Agent Omnibus A/C for Exclusive
Benefit of Customers
One James Center
901 E. Cary Street
Richmond, VA  23219-4057

Pershing As Agent                       27,883,387    19.85%
Omnibus Account
For Exclusive Benefit of Customers
1 Pershing Plaza
Jersey City, NJ  07399-0022

Florida Portfolio

U.S. Clearing Corp/Omnibus Acct         69,374,894    32.66%
FBO Customers
26 Broadway 12th Floor
New York, NY  10004-1801

Pershing As Agent                       99,782,861    46.98%
Omnibus Account
For Exclusive Benefit of Customers
1 Pershing Plaza
Jersey City, NJ  07399-0022

Massachusetts Portfolio

U.S. Clearing Corp/Omnibus Acct         23,749,157    23.61%
FBO Customer
26 Broadway 12th Floor
New York, NY  10004-1801

Pershing As Agent                       31,688,022    31.50%
Omnibus Account
For Exclusive Benefit of Customers
1 Pershing Plaza
Jersey City, NJ  07399-0022

Robertson Stephens & Co.                23,638,528    23.50%
Attn:  Money Fund Desk
555 California Street #2600
San Francisco, CA  94104

Janney Montgomery Scott                 75,026,920    93.56%
As Agent Omnibus A/C For
Exclusive Benefit of Customers
1801 Market Street
Philadelphia, PA 19103

Pershing As Agent                        4,491,139     5.60%
Omnibus Account
For Exclusive Benefit of Customers
1 Pershing Plaza
Jersey City, NJ  07399-0022

         Shareholder Liability. Under Massachusetts law, shareholders could, under certain circumstances, be held personally liable for the obligations of the Fund. However, the Agreement and Declaration of Trust disclaims shareholder liability for acts or obligations of the Fund and requires that the Trustees use their best efforts to ensure that notice of such disclaimer be given in each note, bond, contract, instrument, certificate or undertaking made or issued by the trustees or officers of the Fund. The Agreement and Declaration of Trust provides for indemnification out of the property of the Fund for all loss and expense of any shareholder of the Fund held personally liable for the obligations of the Fund. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which the Fund would be unable to meet its obligations. In the view of the Adviser, such risk is not material.

         Legal Matters. The legality of the shares offered hereby has been passed upon by Seward & Kissel LLP, New York, New York, counsel for the Fund and the Adviser. Seward & Kissel LLP has relied upon the opinion of Sullivan & Worcester, Boston, Massachusetts, for matters relating to Massachusetts law.

         Accountants. The Fund's independent accountants for the fiscal year ending June 30, 2001 are PricewaterhouseCoopers LLP.
Prior to June 30, 2000 the accountants were McGladrey & Pullen
LLP.

         Yield Quotations. Advertisements containing yield quotations for one or more Portfolios for the Fund may from time to time be sent to investors or placed in newspapers, magazines or other media on behalf of the Fund. These advertisements may quote performance rankings, ratings or data from independent organizations or financial publications such as Lipper Analytical

Services, Inc., Morningstar, Inc., IBC's Money Fund Report, IBC's Money Market Insight or Bank Rate Monitor or compare the Fund's performance to bank money market deposit accounts, certificates of deposit or various indices. Such yield quotations are calculated in accordance with the standardized method referred to in Rule 482 under the Securities Act of 1933.

         Yield quotations for a Portfolio are thus determined by
(i) computing the net change over a seven-day period, exclusive of the capital changes, in the value of a hypothetical pre-existing account having a balance of one share of such Portfolio at the beginning of such period, (ii) dividing the net change in account value by the value of the account at the beginning of the base period to obtain the base period return, and
(iii) multiplying the base period return by (365/7) with the resulting yield figure carried to the nearest hundredth of one percent. A Portfolio's effective annual yield represents a compounding of the annualized yield according to the formula:

     effective yield = [(base period return + 1) 365/7] - 1.

         Reports. You will receive semi-annual and annual reports of the Fund as well as a monthly summary of your account.
You can arrange for a copy of each of your account statements to be sent to other parties.

         Additional Information. This Statement of Additional Information does not contain all the information set forth in the Registration Statement filed by the Fund with the Commission under the Securities Act of 1933. Copies of the Registration Statement may be obtained at a reasonable charge from the Commission or may be examined, without charge, at the Commission's offices in Washington, D.C.

_______________________________________________________________

   FINANCIAL STATEMENTS AND REPORTS OF INDEPENDENT ACCOUNTANTS
______________________________________________________________

         The financial statements and the reports of PricewaterhouseCoopers LLP of Alliance Municipal Trust are incorporated herein by reference to its annual report filings made with the SEC pursuant to Section 30(b) of the Act and Rule 30b2-1 thereunder. The annual reports are dated June 30, 2000 and were filed on August 31, 2000. They are available without charge upon request by calling Alliance Fund Services, Inc. at
(800) 227-4618. The Fund's financial statements include the financial statements of each of the Fund's Portfolios.

_________________________________________________________________

                           APPENDIX A
               DESCRIPTION OF MUNICIPAL SECURITIES
_________________________________________________________________

         Municipal Notes generally are used to provide for short-term capital needs and usually have maturities of one year or less. They include the following:

         1. Project Notes, which carry a U.S. Government guarantee, are issued by public bodies (called "local issuing agencies") created under the laws of a state, territory, or U.S. possession. They have maturities that range up to one year from the date of issuance. Project Notes are backed by an agreement between the local issuing agency and the Federal Department of Housing and Urban Development. These Notes provide financing for a wide range of financial assistance programs for housing, redevelopment, and related needs (such as low-income housing programs and renewal programs).

         2. Tax Anticipation Notes are issued to finance working capital needs of municipalities. Generally, they are issued in anticipation of various seasonal tax revenues, such as income, sales, use and business taxes, and are payable from these specific future taxes.

         3. Revenue Anticipation Notes are issued in expectation of receipt of other types of revenues, such as Federal revenues available under the Federal Revenue Sharing
Programs.

         4. Bond Anticipation Notes are issued to provide interim financing until long-term financing can be arranged. In most cases, the long-term bonds then provide the money for the repayment of the Notes.

         5. Construction Loan Notes are sold to provide construction financing. After successful completion and acceptance, many projects receive permanent financing through the Federal Housing Administration under the Federal National
Mortgage Association or the Government National Mortgage
Association.

         6. Tax-Exempt Commercial Paper is a short-term obligation with a stated maturity of 365 days or less. It is issued by agencies of state and local governments to finance seasonal working capital needs or as short-term financing in anticipation of longer term financing.

         Municipal Bonds, which meet longer term capital needs and generally have maturities of more than one year when issued, have three principal classifications:

         1. General Obligation Bonds are issued by such entities as states, counties, cities, towns, and regional districts. The proceeds of these obligations are used to fund a wide range of public projects, including construction or improvement of schools, highways and roads, and water and sewer systems. The basic security behind General Obligation Bonds is the issuer's pledge of its full faith and credit and taxing power for the payment of principal and interest. The taxes that can be levied for the payment of debt service may be limited or unlimited as to the rate or amount of special assessments.

         2. Revenue Bonds generally are secured by the net revenues derived from a particular facility, group of facilities, or, in some cases, the proceeds of a special excise or other specific revenue source. Revenue Bonds are issued to finance a wide variety of capital projects including electric, gas, water and sewer systems; highways, bridges, and tunnels; port and airport facilities; colleges and universities; and hospitals. Many of these Bonds provide additional security in the form of a debt service reserve fund to be used to make principal and interest payments. Housing authorities have a wide range of security, including partially or fully insured mortgages, rent subsidized and/or collateralized mortgages, and/or the net revenues from housing or other public projects. Some authorities provide further security in the form of a state's ability (without obligation) to make up deficiencies in the debt service reserve fund.

         3. Industrial Development Bonds are considered municipal bonds if the interest paid thereon is exempt from Federal income tax and are issued by or on behalf of public authorities to raise money to finance various privately operated facilities for business and manufacturing, housing, sports, and pollution control. These Bonds are also used to finance public facilities such as airports, mass transit systems, ports, and parking. The payment of the principal and interest on such Bonds is dependent solely on the ability of the facility's user to meet its financial obligations and the pledge, if any, of real and personal property as security for such payment.

_________________________________________________________________

                           APPENDIX B
                DESCRIPTION OF SECURITIES RATING
_________________________________________________________________

Municipal and Corporate Bonds and Municipal Loans

         The two highest ratings of Moody's Investors Service, Inc. ("Moody's") for municipal and corporate bonds are Aaa and Aa. Bonds rated Aaa are judged by Moody's to be of the best quality. Bonds rated Aa are judged to be of high quality by all standards. Together with the Aaa group, they comprise what are generally known as high-grade bonds. Moody's states that Aa bonds are rated lower than the best bonds because margins of protection or other elements make long-term risks appear somewhat larger than Aaa securities. The generic rating Aa may be modified by the addition of the numerals 1, 2 or 3. The modifier 1 indicates that the security ranks in the higher end of the Aa rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issue ranks in the lower end of such rating category.

         The two highest ratings of Standard & Poor's Corporation ("Standard & Poor's") for municipal and corporate bonds are AAA and AA. Bonds rated AAA have the highest rating assigned by Standard & Poor's to a debt obligation. Capacity to pay interest and repay principal is extremely strong. Bonds rated AA have a very strong capacity to pay interest and repay principal and differ from the highest rated issues only in a small degree. The AA rating may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within that rating category.

Short-Term Municipal Loans

         Moody's highest rating for short-term municipal loans is MIG-1/VMIG-1. Moody's states that short-term municipal securities rated MIG-1/VMIG-1 are of the best quality, enjoying strong protection from established cash flows of funds for their servicing or from established and broad-based access to the market for refinancing, or both. Loans bearing the MIG-2/VMIG-2 designation are of high quality, with margins of protection ample although not so large as in the MIG-1/VMIG-1 group.

         Standard & Poor's highest rating for short-term municipal loans is SP-1. Standard & Poor's states that short-term municipal securities bearing the SP-1 designation have very strong or strong capacity to pay principal and interest. Those issues rated SP-1 which are determined to possess overwhelming safety characteristics will be given a plus (+) designation.

Issues rated SP-2 have satisfactory capacity to pay principal and interest.

Other Municipal Securities and Commercial Paper

         "Prime-1" is the highest rating assigned by Moody's for other short-term municipal securities and commercial paper, and "A-1+" and "A-1" are the two highest ratings for commercial paper assigned by Standard & Poor's (Standard & Poor's does not rate short-term tax-free obligations). Moody's uses the numbers 1, 2 and 3 to denote relative strength within its highest classification of "Prime", while Standard & Poor's uses the number 1+, 1, 2 and 3 to denote relative strength within its highest classification of "A". Issuers rated "Prime" by Moody's have the following characteristics: their short-term debt obligations carry the smallest degree of investment risk, margins of support for current indebtedness are large or stable with cash flow and asset protection well assured, current liquidity provides ample coverage of near-term liabilities and unused alternative financing arrangements are generally available.
While protective elements may change over the intermediate or longer term, such changes are most unlikely to impair the fundamentally strong position of short-term obligations. Commercial paper issuers rated "A" by Standard & Poor's have the following characteristics: liquidity ratios are better than industry average, long-term debt rating is A or better, the issuer has access to at least two additional channels of borrowing, and basic earnings and cash flow are in an upward trend. Typically, the issuer is a strong company in a well-established industry and has superior management.























                               B-2
00250185.AQ1